CLAYTON UTZ
EXECUTION DRAFT

Medallion Trust Series 2006-1G
Offered Note Trust Deed

The Bank of New York

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

Perpetual Trustee Company Limited
ABN 42 000 001 007

If you have any questions about the details of this document
PLEASE CONTACT BRIAN SALTER/LOUISE MCCOACH ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000  F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference 174/657/80036670

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TRUST INDENTURE ACT - CROSS REFERENCE TABLE

This Cross Reference Table does not, for any purpose, form part of this Offered
Note Trust Deed. "N.A." means not applicable.

TRUST INDENTURE ACT SECTION              CLAUSE REFERENCE
   310(a)(1)                             5.3(h),9.7,14.2,14.3,14.4
      (a)(2)                             9.7
      (a)(3)                             13.2
      (a)(4)                             N.A.
      (a)(5)                             14.10
      (b)                                9.7(c),14.11
      (c)                                N.A.
   311(a)                                9.6
      (b)                                9.6
      (c)                                N.A.
   312(a)                                4.2(a),4.2(b)
      (b)                                4.2(b)
      (c)                                4.2(c)
   313(a)                                16.1
      (b)(1)                             16.1
      (b)(2)                             16.1
      (c)                                16.1
      (d)                                16.1
   314(a)(1)                             16.2(a)
      (a)(2)                             16.2(b)
      (a)(3)                             16.2(c)
      (a)(4)                             6.3(c)
      (b)                                6.3(i)
      (c)                                19.1(a)
      (d)                                19.1(b)
      (e)                                19.1(c)
      (f)                                N.A.
   315(a)                                9.2
      (b)                                7.1(a)
      (c)                                9.3
      (d)                                9.5,8.1(e)
      (e)                                19.2
   316(a)(1)                             19.3(a)
      (a)(2)                             15.2
      (b)                                19.4
      (c)                                21.5
   317(a)(1)                             7.3(a)
      (a)(2)                             7.3(b)
      (b)                                6.3(l)
   318(a)                                19.5

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THIS OFFERED NOTE TRUST DEED MADE AT SYDNEY ON 3 MARCH 2006

PARTIES           THE BANK OF NEW YORK of 101 Barclay Street, 21W, New York, New
                  York, 10286 (hereinafter included in the expression the
                  "OFFERED NOTE TRUSTEE")

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED ABN 88 064 133
                  946 of Level 7, 48 Martin Place, Sydney, Australia
                  (hereinafter included by incorporation in the expression the
                  "MANAGER")

                  PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of at
                  Level 12, 123 Pitt Street, Sydney, Australia in its capacity as trustee of the Series Trust (as hereinafter defined)
                  (hereinafter included in the expression the "ISSUER")

BACKGROUND

A.       The Issuer is the trustee, and the Manager is the manager, of the
         Series Trust.

B.       The Issuer proposes to issue, at the direction of the Manager, securities, including the Offered Notes to be constituted, issued and authenticated pursuant to this Deed.

C.       The Offered Note Trustee has agreed to act as trustee for the benefit of the Offered Noteholders on the terms of this Deed.

D.       This Deed is an indenture qualified under, and subject to the mandatory provisions of, the Trust Indenture Act 1939 of the United States of
         America, which are incorporated by reference in and made part of this
         Deed.

OPERATIVE PROVISIONS

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1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed, unless the contrary intention appears:

         "ADDITIONAL NOTE TRUSTEE" means each person from time to time appointed under clause 13.1 to act as a co-trustee with the Offered Note Trustee.

         "AGENT" has the same meaning as in the Agency Agreement.

         "AUTHORISED OFFICER" means:

         (a)      in relation to the Offered Note Trustee, a responsible officer of the Corporate Trust Administration department of the
                  Offered Note Trustee;

         (b)      in relation to the Issuer, an Authorised Officer of the Issuer for the purposes of the Master Trust Deed; and

         (c)      in relation to the Manager, an Authorised Officer of the
                  Manager for the purposes of the Master Trust Deed.

         "CHARGE" has the same meaning as in the Security Trust Deed.

         "CHARGE RELEASE DATE" has the same meaning as in the Security Trust
         Deed.

         "CHARGED PROPERTY" has the same meaning as in the Security Trust Deed.

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         "CLASS A-1 BOOK-ENTRY NOTE" means a Class A-1 Note issued or to be issued, as the case may be, by the Issuer in accordance with clause
         3.3(a) to the initial Depository in respect of the Class A-1 Notes or its nominee or subsequently transferred to a replacement Depository or its nominee.

         "CLASS A-1 DEFINITIVE NOTE" means a Class A-1 Note issued or to be issued, as the case may be, by the Issuer in accordance with clause
         3.4.

         "CLASS A-1 NOTE" means a debt security described in clause 3.1(a)
         issued by the Issuer, in its capacity as trustee of the Series Trust, pursuant to the provisions of this Deed (whether as a Class A-1
         Book-Entry Note or a Class A-1 Definitive Note).

         "CLASS A-1 NOTE OWNER" means, with respect to a Class A-1 Book-Entry
         Note, the person who is the beneficial owner of such Class A-1
         Book-Entry Note, as reflected in the books of the Depository in respect of the Class A-1 Notes or in the books of a person maintaining an account with that Depository (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of that Depository).

         "CLASS A-1 NOTEHOLDER" in relation to a Class A-1 Note at any given time means the person then appearing in the US Dollar Note Register as the holder of the Class A-1 Note.

         "CLASS A-3 BOOK-ENTRY NOTE" means a Class A-3 Note issued or to be issued, as the case may be, by the Issuer in accordance with clause
         3.3(a) to the initial Depository in respect of the Class A-3 Notes or its nominee or subsequently transferred to a replacement Depository or its nominee.

         "CLASS A-3 DEFINITIVE NOTE" means a Class A-3 Note issued or to be issued, as the case may be, by the Issuer in accordance with clause
         3.4.

         "CLASS A-3 NOTE" means a debt security described in clause 3.1(b)
         issued by the Issuer, in its capacity as trustee of the Series Trust, pursuant to the provisions of this Deed (whether as a Class A-3
         Book-Entry Note or a Class A-3 Definitive Note).

         "CLASS A-3 NOTE OWNER" means, with respect to a Class A-3 Book-Entry
         Note, the person who is the beneficial owner of such Class A-3
         Book-Entry Note, as reflected in the books of the Depository in respect of the Class A-3 Notes or in the books of a person maintaining an account with that Depository (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of that Depository).

         "CLASS A-3 NOTEHOLDER" in relation to a Class A-3 Note at any given time means the person then appearing in the Euro Note Register as the holder of the Class A-3 Note.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other person for whom from time to time a
         Depository effects book-entry transfers and pledges of securities deposited with that Depository.

         "COMMISSION" means the Securities and Exchange Commission of the United
         States of America, as from time to time constituted, created under the
         Exchange Act, or if at any time after the execution of this Deed that
         Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing those duties.

         "COUNSEL'S OPINION" means one or more written opinions of legal counsel
         (who may, except as otherwise expressly provided in this Deed, be employees or counsel of the Issuer or the Manager) acceptable to the
         Offered Note Trustee which:

         (a)      are addressed to the Offered Note Trustee (and which may also be addressed to other persons);

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         (b)      are in a form satisfactory to, and are subject to such
                  qualifications and assumptions as are acceptable to, the
                  Offered Note Trustee; and

         (c)      comply, where applicable, with the TIA,

         and which state, in the opinion of the legal counsel, the matter to be opined upon.

         "ELIGIBLE TRUST CORPORATION" means any person eligible for appointment as an institutional trustee under an indenture to be qualified pursuant to the TIA as prescribed in section 310(a) of the TIA.

         "EURO NOTE REGISTER" has the same meaning as in the Agency Agreement.

         "EURO NOTE REGISTRAR" has the same meaning as in the Agency Agreement.

         "EVENT OF DEFAULT" has the meaning ascribed to that term in the
         Security Trust Deed.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United
         States of America.

         "INTERESTED PERSONS" means a collective reference to the Issuer, the
         Offered Noteholders, the Offered Note Owners, the Manager and all
         persons claiming through them and "INTERESTED PERSON" means a several reference to all Interested Persons.

         "ISSUER" means Perpetual Trustee Company Limited ABN 42 000 001 007 or
         if Perpetual Trustee Company Limited ABN 42 000 001 007 retires or is removed as trustee of the Series Trusts (as defined in the Master Trust
         Deed), any then Substitute Trustee and includes the Manager when acting as the Trustee in accordance with the terms of the Master Trust Deed.

         "MAJORITY" in relation to the Offered Noteholders, means Offered
         Noteholders holding Offered Notes with an Invested Amount of greater than 50% of the aggregate Invested Amount of all the Offered Notes.

         "MASTER TRUST DEED" means the Master Trust Deed dated 8 October 1997 and made between the Issuer and the Manager, as amended from time to time.

         "OFFERED BOOK-ENTRY NOTE" means, as the context requires, a Class A-1
         Book-Entry Note, a Class A-3 Book-Entry Note, or both.

         "OFFERED DEFINITIVE NOTE" means, as the context requires, a Class A-1
         Definitive Note, a Class A-3 Definitive Note, or both.

         "OFFERED NOTE" means, as the context requires, a Class A-1 Note, a
         Class A-3 Note, or both.

         "OFFERED NOTE OWNER" means, as the context requires, a Class A-1 Note
         Owner, a Class A-3 Note Owner, or both.

         "OFFERED NOTE REGISTER" has the same meaning as in the Agency
         Agreement.

         "OFFERED NOTE REGISTRAR" has the same meaning as in the Agency
         Agreement.

         "OFFERED NOTE TRUST" means the trust established under clause 2.2 of this Deed.

         "OFFERED NOTE TRUSTEE" means The Bank of New York or if The Bank of New
         York retires or is removed as Offered Note Trustee, any then Substitute
         Offered Note Trustee.

         "OFFERED NOTEHOLDER" means, as the context requires, a Class A-1
         Noteholder, a Class A-3 Noteholder, or both.

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         "OFFERED TRUST FUND" means:

         (a)      the Offered Note Trustee's rights, remedies and powers under this Deed, the Security Trust Deed and each other Transaction
                  Document to which the Offered Note Trustee is expressed to be a party;

         (b)      the Offered Note Trustee's right, title and interest as a
                  beneficiary of the Security Trust; and

         (c)      any other property and benefits which the Offered Note Trustee holds on trust for the Offered Noteholders under this Deed.

         "PAYMENT MODIFICATION" means any alteration, addition or revocation of any provision of this Deed, the Offered Notes (including the Offered
         Note Conditions), the Master Trust Deed to the extent that it applies to the Series Trust, the Series Supplement or the Security Trust Deed
         which modifies:

         (a)      the amount, timing, place, currency or manner of payment of principal or interest in respect of the Offered Notes
                  including, without limitation, any modification to the Stated
                  Amount, Invested Amount, interest rate or maturity date of the
                  Offered Notes or to clause 10 of the Series Supplement,
                  conditions 5.4, 6.3, 6.4, 6.10 and 7.2 of the Offered Note
                  Conditions or clause 13 of the Security Trust Deed or which would impair the rights of Offered Noteholders to institute suit for enforcement of such payment on or after the due date for such payment;

         (b)      the definition of the term "Special Majority" in this clause
                  1.1, clause 21.5 of this Deed or the circumstances in which the consent or direction of a Special Majority of Offered
                  Noteholders is required;

         (c)      clause 6.1(a) of the Security Trust Deed; or

         (d)      the requirements for altering, adding to or revoking any
                  provision of the Offered Note Trust Deed or the Offered Notes
                  (including the Offered Note Conditions).

         "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of
         Default.

         "SECURED CREDITOR" has the same meaning as in the Security Trust Deed.

         "SECURITY TRUST" has the same meaning as in the Security Trust Deed.

         "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this deed between the Commonwealth Bank of Australia ABN 48 123
         123 124, Homepath Pty Limited ABN 35 081 986 530, the Manager and the
         Issuer.

         "SERIES TRUST" means the trust known as the Medallion Trust Series
         2006-1G established pursuant to the Master Trust Deed and the Series
         Supplement.

         "SPECIAL MAJORITY" in relation to the Offered Noteholders, means
         Offered Noteholders holding Offered Notes with an aggregate Invested
         Amount of no less than 75% of the aggregate Invested Amount of all the
         Offered Notes.

         "STATUTE" means any legislation now or hereafter in force of the
         Parliament of the Commonwealth of Australia or of any State or
         Territory thereof or of any legislative body of any other country or political subdivision thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

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         "SUBSTITUTE OFFERED NOTE TRUSTEE" means at any given time means the entity then appointed as Offered Note Trustee under clause 14.

         "TIA" means the Trust Indenture Act of 1939 of the United States of
         America as in force at the date of this Deed, or, if this Deed is first qualified under the Trust Indenture Act after the issue of Offered
         Notes, as in force at the date of such qualification.

         "US DOLLAR NOTE REGISTER" has the same meaning as in the Agency
         Agreement.

         "US DOLLAR NOTE REGISTRAR" has the same meaning as in the Agency
         Agreement.

         "VOTING SECURED CREDITORS" has the same meaning as in the Security
         Trust Deed.

1.2      SERIES SUPPLEMENT AND MASTER TRUST DEED DEFINITIONS

         Subject to clause 1.7, unless defined in this Deed, words and phrases defined in either or both of the Master Trust Deed and the Series
         Supplement have the same meaning in this Deed. Where there is any inconsistency in a definition between this Deed (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Deed prevails. Where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series
         Supplement prevails over the Master Trust Deed in respect of this Deed.
         Subject to clause 1.7, where words or phrases used but not defined in this Deed are defined in the Master Trust Deed in relation to a Series
         Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Deed, where necessary, as being used only in relation to the Series Trust (as defined in this
         Deed) and/or the CBA Trust (as defined in the Series Supplement), as the context requires.

1.3      INTERPRETATION

         In this Deed unless the contrary intention appears:

         (a)      the expression "PERSON" includes an individual, a corporation and a Governmental Agency;

         (b)      the expression "OWING" includes amounts that are owing whether such amounts are liquidated or not or are contingent or
                  presently accrued due and includes all rights sounding in
                  damages only;

         (c)      the expression "POWER" in relation to a person includes all powers, authorities, rights, remedies, privileges and
                  discretions conferred upon that person by the Transaction
                  Documents, by any other deed, agreement, document, or
                  instrument, by any Statute or otherwise by law;

         (d)      a reference to any person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (e)      subject to clause 1.7, a reference to this Deed, the Master
                  Trust Deed or to any other deed, agreement, document or
                  instrument includes respectively this Deed, the Master Trust
                  Deed or such other deed, agreement, document or instrument as amended, novated, supplemented, varied or replaced from time to time;

         (f)      a reference to any Statute, other than the TIA, or to any
                  section or provision of any Statute, other than any section or provision of the TIA, includes any statutory modification or re-enactment or any statutory provision substituted therefore and all ordinances, by-laws regulations and other statutory instruments issued thereunder;

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         (g)      a reference to a Related Body Corporate includes a corporation which is or becomes a Related Body Corporate during the
                  currency of this Deed;

         (h)      words importing the singular include the plural (and vice
                  versa) and words denoting a given gender include all other genders;

         (i)      headings are for convenience only and do not affect the
                  interpretation of this Deed;

         (j)      a reference to a clause is a reference to a clause of this
                  Deed;

         (k)      a reference to a Schedule is a reference to a Schedule to this
                  Deed;

         (l)      where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

         (m)      all accounting terms used in this Deed have the same meaning ascribed to those terms under accounting principles and
                  practices generally accepted in Australia from time to time;

         (n)      a reference to a party is a reference to a party to this Deed;

         (o)      a reference to time is a reference to New York time;

         (p)      a reference to any thing is a reference to the whole and each part of it and a reference to a group of persons is a
                  reference to all of them collectively, to any two or more of them collectively and to each of them individually;

         (q)      if an act prescribed under this Deed to be done by a party on or by a given day is done after 5.30 pm on that day, it is to be taken to be done on the following day;

         (r)      where any day on which a payment is due to be made or a thing is due to be done under this Deed is not a Business Day, that payment must be made or that thing must be done on the
                  immediately succeeding Business Day;

         (s)      a reference to "WILFUL DEFAULT" in relation to the Issuer, the
                  Offered Note Trustee or the Manager means, subject to clause
                  1.3(t), any wilful failure to comply with, or wilful breach by, the Issuer, the Offered Note Trustee or the Manager (as
                  the case may be) of any of its obligations under any
                  Transaction Document, other than a failure or breach which:

                  (i)      A.       arises as a result of a breach of a
                                    Transaction Document by a person other than:

                                    1)    the Issuer, the Offered Note Trustee
                                          or the Manager (as the case may be);
                                          or

                                    2)    any other person in referred to in
                                          clause 1.3(t) in relation to the
                                          Issuer, the Offered Note Trustee or
                                          the Manager (as the case may be); and

                           B.       the performance of the action (the
                                    non-performance of which gave rise to such
                                    breach) is a pre-condition to the Issuer,
                                    the Offered Note Trustee or the Manager (as
                                    the case may be) performing the said
                                    obligation;

                  (ii)     is in accordance with a lawful court order or
                           direction or required by law; or

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                  (iii)    is:

                           A.       in accordance with any proper instruction or
                                    direction of the Voting Secured Creditors
                                    given at a meeting of Voting Secured
                                    Creditors convened pursuant to the Security
                                    Trust Deed;

                           B.       in accordance with any proper instruction or
                                    direction of a Majority (or a Special
                                    Majority) of the Offered Noteholders given
                                    in accordance with this Deed; or

                           C.       in accordance with any proper instruction or
                                    direction of the Investors given at a
                                    meeting convened under the Master Trust Deed
                                    (as amended by the Series Supplement);

         (t)      a reference to the "FRAUD", "NEGLIGENCE", "WILFUL DEFAULT" or
                  "BREACH OF TRUST" of the Issuer, the Offered Note Trustee or
                  the Manager means the fraud, negligence, wilful default or breach of trust of the Issuer, the Offered Note Trustee or the
                  Manager (as the case may be) and of its officers, employees, agents and any other person where the Issuer, the Offered Note
                  Trustee or the Manager (as the case may be) is liable for the acts or omissions of such other person under the terms of any
                  Transaction Document;

         (u)      subject to the mandatory provisions of the TIA and clause
                  21.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe
                  anything by virtue of the officers of that party (or any
                  Related Body Corporate of that party) which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's)
                  obligations in relation to the Series Trust, the Offered Note
                  Trust or this Deed, having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to
                  believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default, Potential Event of Default, Servicer
                  Default, Perfection of Title Event, Trustee Default or Manager
                  Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of
                  Default, Potential Event of Default, Servicer Default,
                  Perfection of Title Event, Trustee Default or Manager Default,
                  as the case may be; and

         (v)      a reference to prospective liabilities includes, without
                  limitation, the liabilities of the Issuer under the
                  Transaction Documents.

1.4      ISSUER'S CAPACITY

         In this Deed, unless expressly specified otherwise:

         (a)      (REFERENCES TO ISSUER): a reference to the Issuer is a
                  reference to the Issuer in its capacity as trustee of the
                  Series Trust only, and in no other capacity; and

         (b)      (REFERENCES TO ASSETS OF ISSUER): a reference to the
                  undertaking, assets, business or money of the Issuer is a
                  reference to the undertaking, assets, business or money of the
                  Issuer in the capacity referred to in paragraph (a).

1.5      BENEFIT OF COVENANTS UNDER THIS DEED

         Unless the context indicates a contrary intention, the Offered Note
         Trustee holds the covenants, undertakings and other obligations and liabilities of the Issuer and the Manager

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         under this Deed on trust for the benefit of the Offered Noteholders on the terms and conditions of this Deed.

1.6      OBLIGATIONS SEVERAL

         The obligations of the parties under this Deed are several.

1.7      INCORPORATED DEFINITIONS AND OTHER PROVISIONS

         Where in this Deed a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction
         Document, any amendment to the meaning of that word or expression, to that Transaction Document or to that provision (as the case may be)
         will be of no effect for the purposes of this Deed unless and until the amendment:

         (a)      (NO PAYMENT MODIFICATION): if it does not effect a Payment
                  Modification is either:

                  (i)      if the Offered Note Trustee is of the opinion that
                           the amendment will not be materially prejudicial to
                           the interests of the Offered Noteholders, consented
                           to by the Offered Note Trustee; or

                  (ii)     otherwise, approved by a Special Majority of the
                           Offered Noteholders; or

         (b)      (PAYMENT MODIFICATION): if the amendment does effect a Payment
                  Modification, is consented to by each Offered Noteholder.

1.8      INTERPRETATION OF PROVISIONS INCORPORATED FROM TIA

         Where a provision of the TIA is incorporated into this Deed in accordance with the TIA (as described in clause 19.5) the following terms used in that provision have the following meanings in this Deed:

         "COMMISSION" has the meaning given to that term in clause 1.1.

         "DEFAULT" means an Event of Default.

         "INDENTURE SECURITIES" means the Offered Notes.

         "INDENTURE SECURITY HOLDER" means an Offered Noteholder.

         "INDENTURE TO BE QUALIFIED" means this Deed.

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Offered Note
         Trustee.

         "OBLIGOR UPON THE INDENTURE SECURITIES" means the Issuer.

         Any other term, expression or provision which is used in this Deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another Statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to it by such definitions. Any term or expression that is used in both:

         (a)      (TIA): a mandatory provision of the TIA; and

         (b)      (THIS DEED): a clause of this Deed that, on its face, appears to satisfy or reflect that mandatory provision of the TIA, will be construed and interpreted as a Federal court of the
                  United States of America would construe and interpret the term or expression.

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2.       THE OFFERED NOTE TRUST

2.1      APPOINTMENT OF OFFERED NOTE TRUSTEE

         The Offered Note Trustee is hereby appointed and agrees to act as trustee of the Offered Note Trust (with effect from the constitution of the Offered Note Trust) on the terms and conditions in this Deed.

2.2      DECLARATION OF OFFERED NOTE TRUST

         The Offered Note Trustee declares that it holds the Offered Trust Fund on trust for those persons who are Offered Noteholders from time to time.

2.3      DURATION OF OFFERED NOTE TRUST

         The Offered Note Trust commences on the date of this Deed and terminates on the first to occur of:

         (a)      (REDEMPTION OF OFFERED NOTES): the date 6 months after the
                  Offered Note Trustee has been satisfied that all moneys owing by the Issuer or the Manager in respect of or in relation to the Offered Notes or this Deed have been duly paid;

         (b)      (CHARGE RELEASE DATE): the Charge Release Date; and

         (c)      (80TH ANNIVERSARY): the 80th anniversary of the date of this
                  Deed.

2.4      BENEFIT OF OFFERED NOTE TRUST

         Each Offered Noteholder is entitled to the benefit of the Offered Note
         Trust on the terms and conditions contained in this Deed.

2.5      INTERESTED PERSONS BOUND

         The provisions of this Deed, the Offered Notes (including the Offered
         Note Conditions), the Master Trust Deed, the Series Supplement and the
         Security Trust Deed are binding upon every Interested Person.

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3.       AMOUNT, FORM AND ISSUE OF OFFERED NOTES

3.1      AGGREGATE AMOUNT AND DENOMINATION

         (a)      (CLASS A-1 NOTES): The aggregate principal amount of the Class
                  A-1 Notes will be the US$ amount specified as the aggregate principal amount of the Class A-1 Notes in the Underwriting
                  Agreement and, in the case of the Class A-1 Definitive Notes, will be issued in minimum denominations of US$100,000 and
                  integral multiples of US$1,000.

         (b)      (CLASS A-3 NOTES): The aggregate principal amount of the Class
                  A-3 Notes will be the (euro) amount specified as the aggregate principal amount of the Class A-3 Notes in the Subscription
                  Agreement and, in the case of the Class A-3 Definitive Notes, will be issued in minimum denominations of (euro)100,000 and integral multiples of (euro)1,000.

3.2      DESCRIPTION AND FORM OF OFFERED NOTES

         (a)      (FORM OF OFFERED NOTES): The Offered Notes must be serially numbered and typewritten or printed (in the case of Offered
                  Book-Entry Notes) or typewritten,

                                                                               9

                  printed, lithographed or engraved or produced by any
                  combination of these methods and with or without steel borders
                  (in the case of Offered Definitive Notes) in the form or
                  substantially in the form set out in Schedule 1.

         (b)      (SIGNING OF OFFERED NOTES): Each Offered Note must be signed by an Authorised Officer or other duly appointed
                  representative of the Issuer on behalf of the Issuer.

         (c)      (AUTHENTICATION OF OFFERED NOTES): Each Offered Note must be authenticated by an Authorised Officer or other duly appointed representative of the Offered Note Trustee on behalf of the
                  Offered Note Trustee. No Offered Note will be valid for any purpose unless and until so authenticated.

         (d)      (DATING OF OFFERED NOTES): The Offered Notes must be dated the date of their authentication.

3.3      INITIAL ISSUE AS BOOK-ENTRY NOTES

         (a)      (ISSUE AS BOOK-ENTRY NOTES): The Offered Notes will upon issue be represented by book-entry notes and will be initially
                  registered in accordance with clause 4:

                  (i)      in the case of the Class A-1 Notes, in the name of
                           Cede & Co, as nominee of The Depository Trust Company
                           as the initial Depository in respect of the Class A-1
                           Notes; and

                  (ii)     in the case of the Class A-3 Notes, in the name of a
                           common depository for Clearstream Banking, societe
                           anonyme and the Euroclear System as the initial
                           Depository in respect of the Class A-3 Notes.

         (b)      (DELIVERY OF OFFERED BOOK-ENTRY NOTES): The Issuer must on the
                  Closing Date deliver or procure the delivery of the Offered
                  Book-Entry Notes to the Principal Paying Agent as custodian for the applicable Depository.

         (c)      (RIGHTS ATTACHING TO OFFERED BOOK-ENTRY NOTES): An Offered
                  Book-Entry Note executed and authenticated in accordance with clause 3.2 will constitute binding and valid obligations of the Issuer. Until an Offered Book-Entry Note has been
                  exchanged pursuant to this Deed, it will in all respects be entitled to the same benefits as an Offered Definitive Note except as specifically provided to the contrary in this Deed or the provisions of that Offered Book-Entry Note.

         (d)      (EXCHANGE ETC.): Subject to this Deed, the procedures relating to the exchange, authentication, delivery, surrender,
                  cancellation, presentation, marking up or down of an Offered
                  Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange of any Offered Book-Entry Note will be made in accordance with the provisions of the Offered
                  Book-Entry Notes and the normal practice of the applicable
                  Depository or such Depository's nominee, the applicable
                  Offered Note Registrar and the rules and procedures of the applicable Depository from time to time.

         (e)      (DEALINGS WITH DEPOSITORY): Unless and until the Offered
                  Definitive Notes have been issued to an Offered Note Owner pursuant to clause 3.4, the following provisions apply:

                  (i)      the Issuer, the Manager, each Agent and the Offered
                           Note Trustee will be entitled to deal with the
                           applicable Depository for all purposes whatsoever
                           (including the payment of principal of and interest
                           on the Offered Notes and the giving of instructions
                           or directions under this Deed) as the absolute holder
                           of the Offered Notes and none of the Issuer,

                                                                              10

                           the Manager, any Agent or the Offered Note Trustee
                           will be affected by notice to the contrary;

                  (ii)     whenever a notice or other communication to the
                           Offered Noteholders is required under this Deed or
                           any other Transaction Document all such notices and
                           communications must be given to the applicable
                           Depository and are not required to be given to the
                           Offered Note Owners;

                  (iii)    the rights of Offered Note Owners may be exercised
                           only through the applicable Depository and are
                           limited to those established by law and agreements
                           between such Offered Note Owners and the applicable
                           Depository and/or the Clearing Agency Participants;

                  (iv)     the Issuer, the Manager, each Agent and the Offered
                           Note Trustee may conclusively rely upon any statement
                           from the applicable Depository or any Clearing Agency
                           Participant as to the votes, instructions or
                           directions it has received from Offered Note Owners
                           and/or Clearing Agency Participants.

                  To the extent that the provisions of this clause 3.3 conflict with any other provisions of this Deed, the provisions of this clause 3.3 prevail.

3.4      ISSUE OF OFFERED DEFINITIVE NOTES

         (a)      (EVENTS LEADING TO EXCHANGE): If:

                  (i)      a Depository advises the Offered Note Trustee in
                           writing that the Depository is no longer willing or
                           able properly to discharge its responsibilities with
                           respect to the relevant Offered Notes and the Manager
                           is unable to locate a qualified successor to act as
                           Depository for the relevant Offered Notes;

                  (ii)     the Manager (at its option) advises the Issuer, the
                           Offered Note Trustee and the applicable Depository in
                           writing that Offered Definitive Notes are to be
                           issued in replacement of the relevant Offered Book
                           Entry Notes; or

                  (iii)    an Event of Default has occurred and is subsisting
                           and the Offered Note Owners representing beneficial
                           interests aggregating to at least a majority of the
                           aggregate Invested Amount of the Offered Notes advise
                           the Issuer through the applicable Depository in
                           writing that the continuation of a book entry system
                           through the applicable Depository is no longer in the
                           best interests of the Offered Note Owners,

                  then the Issuer, on the direction of the Manager, must within
                  30 days of such event instruct the applicable Depository to notify all of the appropriate Offered Note Owners of the
                  occurrence of any such event and of the availability of
                  Offered Definitive Notes to such Offered Note Owners
                  requesting the same. The Offered Note Trustee must promptly advise the Issuer and the Manager upon the occurrence of an event referred to in clause 3.4(a)(i) and the Issuer must
                  promptly advise the Offered Note Trustee and the Manager upon the occurrence of an event referred to in clause 3.4(a)(iii).

         (b)      (EXCHANGE FOR OFFERED DEFINITIVE NOTES): Upon the surrender of
                  Offered Book-Entry Notes to the Issuer by the applicable
                  Depository following an instruction of the Issuer pursuant to clause 3.4(a), and the delivery by that Depository of the
                  relevant registration instructions to the Issuer, the Issuer must

                                                                              11

                  issue and execute and the Offered Note Trustee must
                  authenticate and deliver Offered Definitive Notes of the same aggregate Invested Amount as those Offered Book-Entry Notes, replacing those Offered Book-Entry Notes, in accordance with clause 3.2 and the instructions of that Depository. None of the Offered Note Trustee, the Manager, the Issuer or any Agent
                  will be liable for any delay in delivery of such instructions and each such person may conclusively rely on, and will be protected in relying on, such instructions.

         (c)      (NO OTHER ENTITLEMENT): No Offered Note Owner will be entitled to receive an Offered Definitive Note representing such
                  Offered Note Owner's interest in an Offered Note, except as provided in this clause 3.4.

         (d)      (REGULATION S): Notwithstanding this clause 3.4, the Issuer will not be obligated to issue definitive Class A-3 Notes
                  until the expiry of 40 days after the later of the Issue Date and the date on which the relevant Class A-3 Notes are first offered to persons other than distributors in reliance on
                  Regulation S of the Securities Act.

3.5      INDEMNITY FOR NON-ISSUE OF OFFERED DEFINITIVE NOTES

         If the Issuer is required to issue Offered Definitive Notes following an event specified in clause 3.4 but fails to do so within 30 days of delivery to the Issuer of the Offered Book-Entry Notes in accordance with clause 3.4 then the Issuer must, subject to clause 22, indemnify the Offered Note Trustee, the Offered Noteholders and Offered Note
         Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Offered Note Trustee, the
         Offered Noteholders or Offered Note Owners, respectively, is less than the amount that would have been received had Offered Definitive Notes been issued. If the Issuer breaches its obligations under clause 3.4, it is acknowledged and agreed that damages alone will not be an adequate remedy for such a breach and that, in addition to any other rights they may have, the Offered Note Trustee, the Offered Noteholders and the Offered Note Owners are entitled to sue the Issuer for specific performance, injunctive relief or other equitable relief to enforce the
         Issuer's obligations under clause 3.4.

3.6      AUTHENTICATION OF OFFERED NOTES

         Notwithstanding any other provision of this Deed, the Offered Note
         Trustee shall not be required to authenticate any Offered Note unless it is directed to do so in writing by the Manager or the Issuer.

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4.       OFFERED NOTE REGISTERS

4.1      MAINTENANCE OF OFFERED NOTE REGISTRARS

         The Issuer must procure that each Offered Note Register is maintained, and that Offered Notes are transferred, exchanged, replaced, redeemed and cancelled, all in accordance with the provisions of the Offered
         Notes (including the Offered Note Conditions) and the Agency Agreement.
         If at any time for any reason there ceases to be a person performing the functions of either Offered Note Registrar under the Agency
         Agreement, the Issuer must act as the applicable Offered Note Registrar and perform all of the obligations of such Offered Note Registrar contained in the Agency Agreement.

4.2      PROVISION OF OFFERED NOTEHOLDER INFORMATION

         (a)      (PROVISION OF INFORMATION): The Issuer must provide or procure the provision to the Offered Note Trustee (if the Offered Note
                  Trustee is not the applicable Offered Note Registrar) at
                  intervals of not more than 6 months (commencing as from the
                  Closing Date), and at such other times as the Offered Note
                  Trustee may request in

                                                                              12

                  writing, all information in the possession or control of each
                  Offered Note Registrar as to the names and addresses of the applicable Offered Noteholders, provided that the Issuer will not have any obligations pursuant to this clause 4.2(a) while the Offered Notes are all Offered Book-Entry Notes.

         (b)      (OFFERED NOTE TRUSTEE'S OBLIGATIONS): The Offered Note Trustee
                  must preserve, in as current form as is reasonably
                  practicable, the names and addresses of the Offered
                  Noteholders provided to it pursuant to clause 4.2(a) or
                  otherwise received by it in any capacity and must comply with its obligations pursuant to section 312(b) of the TIA.

         (c)      (PROTECTION): The Issuer, the Offered Note Trustee and each
                  Offered Note Registrar will have the protection of section
                  312(c) of the TIA in relation to the disclosure of information in accordance with this clause 4.2.

4.3      OFFERED NOTE REGISTERS CONCLUSIVE

         An Offered Note is not a certificate of title and the US Dollar Note
         Register is the only conclusive evidence of title to Class A-1 Notes and the Euro Note Register is the only conclusive evidence of title to
         Class A-3 Notes.

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5.       REPRESENTATIONS AND WARRANTIES

5.1      BY THE ISSUER

         The Issuer represents and warrants to the Offered Note Trustee that:

         (a)      (DUE INCORPORATION): it is duly incorporated and has the
                  corporate power to own its property and to carry on its
                  business as is now being conducted;

         (b)      (CONSTITUTION): the execution delivery and performance of this
                  Deed does not violate its constitution;

         (c)      (CORPORATE POWER): it has the power and has taken all
                  corporate and other action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed;

         (d)      (FILINGS): all corporate notices and all registrations with the Australian Securities and Investments Commission, the
                  Commission or similar office in its jurisdiction of
                  incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this Deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

         (e)      (LEGALLY BINDING OBLIGATION): its obligations under this Deed are valid, legally binding and enforceable obligations in
                  accordance with the terms of this Deed except as such
                  enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or general principles of equity or other similar laws affecting
                  creditors' rights generally;

         (f)      (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this Deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

         (g)      (AUTHORISATION): all consents, licences, approvals and
                  authorisations of every Governmental Agency required to be obtained by it in connection with the

                                                                              13

                  execution, delivery and performance of this Deed in its
                  personal capacity have been obtained and are valid and
                  subsisting;

         (h)      (SERIES TRUST VALIDLY CREATED): the Series Trust has been
                  validly created and is in existence at the date of this Deed;

         (i)      (SOLE TRUSTEE): it has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the
                  Series Trust;

         (j)      (MASTER TRUST DEED AND THE SERIES SUPPLEMENT): the Series
                  Trust is solely constituted by the Master Trust Deed and the
                  Series Supplement;

         (k)      (NO PROCEEDINGS TO REMOVE): it has received no notice and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Series
                  Trust; and

         (l)      (NO BREACH): it is not in breach of any material provision of the Master Trust Deed or the Series Supplement.

5.2      BY THE MANAGER

         The Manager represents and warrants to the Offered Note Trustee that:

         (a)      (DUE INCORPORATION): it is duly incorporated and has the
                  corporate power to own its property and to carry on its
                  business as is now being conducted;

         (b)      (CONSTITUTION): its execution, delivery and performance of this Deed does not violate its constitution;

         (c)      (CORPORATE POWER): it has the power and has taken all
                  corporate and other action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed;

         (d)      (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments
                  Commission, the Commission or similar office in its
                  jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

         (e)      (LEGALLY BINDING OBLIGATION): its obligations under this Deed are valid, legally binding and enforceable obligations in
                  accordance with the terms of this Deed except as such
                  enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting
                  creditors' rights generally;

         (f)      (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this Deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

         (g)      (AUTHORISATION): all consents, licences, approvals and
                  authorisations of every Governmental Agency required to be obtained by the Manager in connection with the execution,
                  delivery and performance of this Deed have been obtained and are valid and subsisting;

         (h)      (INVESTMENT COMPANY): the Series Trust is not, and, if all the
                  parties to the Transaction Documents perform their obligations under the Transaction

                                                                              14

                  Documents, will not become, an "investment company" as that term is defined in the Investment Company Act of 1940 of the
                  United States of America; and

         (i)      (COMPLIANCE WITH TIA): this Deed has been duly qualified under the TIA.

5.3      BY THE OFFERED NOTE TRUSTEE

         The Offered Note Trustee represents and warrants to the Issuer and the
         Manager that:

         (a)      (DUE INCORPORATION): it is duly incorporated and has the
                  corporate power to own its property and to carry on its
                  business as is now being conducted;

         (b)      (CONSTITUTION): its execution, delivery and performance of this Deed does not violate its constitution;

         (c)      (CORPORATE POWER): it has the power and has taken all
                  corporate and other action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed;

         (d)      (FILINGS): it has filed all corporate notices and effected all registrations with the Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

         (e)      (LEGALLY BINDING OBLIGATION): its obligations under this Deed are valid, legally binding and enforceable obligations in
                  accordance with the terms of this Deed except as such
                  enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting
                  creditors' rights generally;

         (f)      (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this Deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

         (g)      (AUTHORISATION): all consents, licences, approvals,
                  authorisations of and filings with every Governmental Agency required to be obtained or made by the Offered Note Trustee in connection with the execution, delivery and performance of this Deed have been obtained or made and are valid and
                  subsisting; and

         (h)      (ELIGIBLE TRUST CORPORATION): it is an Eligible Trust
                  Corporation.

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6.       COVENANTS BY ISSUER AND MANAGER

6.1      COVENANT TO PAY

         (a)      (COVENANT TO PAY): Subject to and in accordance with the
                  provisions of this Deed, the Series Supplement and the Offered
                  Notes (including, without limitation, clauses 6.1(b) and 22 and Condition 12 of the Offered Note Conditions), the Issuer
                  covenants in favour of the Offered Note Trustee that it will duly and punctually repay the principal of and pay interest and all other amounts owing in relation to the Offered Notes to, or to the order of, the Offered Note Trustee in
                  immediately available funds in US dollars (in the case of the
                  Class A-1 Notes) and Euro (in the case of the Class A-3 Notes)
                  as and when the same fall due for repayment or payment.

                                                                              15

         (b)      (SATISFACTION OF COVENANT): Subject to clause 6.1(b) of the
                  Agency Agreement, every payment by or at the direction of the
                  Issuer to the Principal Paying Agent or the Currency Swap
                  Provider made in accordance with the Agency Agreement on
                  account of an amount owing in relation to the Offered Notes will operate as payment by the Issuer to the Offered Note
                  Trustee in satisfaction of the Issuer's obligations under
                  clause 6.1(a).

6.2      COVENANT OF COMPLIANCE

         (a)      (OFFERED NOTES): The Issuer and the Manager each severally covenants in favour of the Offered Note Trustee that it will comply with all of its obligations under the Offered Notes (as if the provisions of the Offered Notes, including the Offered
                  Note Conditions, were set out in full in this Deed).

         (b)      (TRANSACTION DOCUMENTS): The Issuer and the Manager each
                  severally covenants in favour of the Offered Note Trustee that it will:

                  (i)      comply with, perform and observe all of its material
                           obligations under all the other Transaction Documents
                           to which it is a party; and

                  (ii)     use reasonable endeavours to procure that each other
                           party to a Transaction Document (other than the
                           Offered Note Trustee) to which it is a party complies
                           with its material obligations under that Transaction
                           Document.

6.3      OTHER COVENANTS

         The Issuer and the Manager each severally covenants in favour of the
         Offered Note Trustee that so long as any Offered Notes remain outstanding, and unless the Offered Note Trustee agrees otherwise in accordance with this Deed, it will:

         (a)      (ASSISTANCE TO OFFERED NOTE TRUSTEE): provide to the Offered
                  Note Trustee, as the Offered Note Trustee may reasonably
                  require to enable the Offered Note Trustee to perform its
                  duties and functions under this Deed, such information, copies of any accounting records and other documents, statements and reports required to be maintained by, or that are otherwise in the possession of, the Issuer or the Manager, as the case may be, or which it is entitled to obtain from any person and
                  execute such documents and do such things, which the Issuer has the power to do under the Master Trust Deed and Series
                  Supplement, as may be necessary, in the reasonable opinion of the Offered Note Trustee, to give effect to this Deed or any other Transaction Document to which the Offered Note Trustee is a party;

         (b)      (NOTIFY EVENTS OF DEFAULT ETC.): promptly notify the Offered
                  Note Trustee upon becoming aware of the occurrence of an Event of Default, Potential Event of Default, Servicer Default,
                  Perfection of Title Event, Trustee Default, Manager Default or
                  Potential Termination Event and provide the Offered Note
                  Trustee with details of such occurrence;

         (c)      (CERTIFICATE AS TO COMPLIANCE): provide to the Offered Note
                  Trustee within 120 days after the end of each fiscal year of the Series Trust (commencing on the fiscal year ending in June
                  30, 2006):

                  (i)      in accordance with section 314(a)(4) of the TIA, a
                           brief certificate from its principal executive
                           officer, principal financial officer or principal
                           accounting officer as to his or her knowledge of the
                           activities of the Issuer and the Manager in respect
                           of the Series Trust during that year and of the
                           Issuer's or the Manager's, as the case may be,
                           compliance with all

                                                                              16

                           conditions, covenants and other provisions under this
                           Deed (including under clause 6.2(b) and determined
                           without regard to any period of grace or requirement
                           of notice under this Deed or any other Transaction
                           Document) and giving reasonable details about any
                           non-compliance; and

                  (ii)     a certificate (which may be part of the certificate
                           referred to in clause 6.3(c)(i)) from an Authorised
                           Officer of the Issuer and from an Authorised Officer
                           of the Manager, as the case may be, stating whether
                           to the best of his or her knowledge in the period
                           since the date of execution of this Deed (in the case
                           of the first such certificate) based on a review of
                           the activities referred to in clause 6.3(c)(i) or
                           since the provision of the most recent certificate
                           under this clause 6.3(c)(ii) (in the case of any
                           other such certificate), an Event of Default,
                           Potential Event of Default, Perfection of Title
                           Event, Servicer Default, Manager Default or Trustee
                           Default has occurred and, if any such event has
                           occurred, giving reasonable details of that event;

         (d)      (LISTING): in the case of the Manager only, procure that the
                  Offered Notes are listed on the Daily Official List of the
                  Irish Stock Exchange and are admitted to trading on the Irish
                  Stock Exchange upon issue and use reasonable endeavours to maintain that listing and admission to trading (including by using reasonable endeavours to ensure compliance by the Issuer with the continuing obligations of the Issuer by virtue of the listing of the Offered Notes on the Daily Official List of the
                  Irish Stock Exchange) provided that if having used reasonable endeavours it is unable to maintain such listing and admission to trading, or if the maintenance of such listing and
                  admission to trading is unduly onerous, it must:

                  (i)      use reasonable endeavours to obtain and maintain a
                           quotation or listing on another stock exchange or
                           securities market (as nominated by the Manager with
                           the prior written approval of the Offered Note
                           Trustee, which approval must not be unreasonably
                           withheld or delayed, or if the Manager fails to make
                           such a nomination, as nominated by the Offered Note
                           Trustee) in lieu of the listing on the Daily Official
                           List of the Irish Stock Exchange; and

                  (ii)     effect such amendments to this Deed, in accordance
                           with clause 15, as are necessary, or as the Offered
                           Note Trustee may reasonably require, in order to
                           comply with the requirements of any such stock
                           exchange or securities market;

         (e)      (FURNISH INFORMATION TO EXCHANGE): in the case of the Manager only, without limiting clause 6.3(d), provide or procure that there is provided to any stock exchange or securities market upon which the Offered Notes are listed or quoted all
                  information required to be so provided as a requirement of such listing or quotation;

         (f)      (COPY NOTICES TO OFFERED NOTEHOLDERS): provide, or procure that there is provided, to the Offered Note Trustee a copy of each notice given to Offered Noteholders by the Issuer (at the same time as such notice is given);

         (g)      (AUDITOR'S REPORT): in the case of the Manager only, provide, or procure that there is provided, to the Offered Note
                  Trustee, within 10 Business Days of the date of its issue, a copy of each report issued by the Auditor pursuant to clauses
                  21.9 and 22.3 of the Master Trust Deed;

         (h)      (ACCESS TO RECORDS): allow the Offered Note Trustee, and any person appointed by the Offered Note Trustee to whom it has no reasonable objection, access at all times

                                                                              17

                  during normal business hours, upon reasonable notice, to the accounting records of the Series Trust held by it or in its control;

         (i)      (OPINION AS TO FILING): procure that there is provided to the
                  Offered Note Trustee in accordance with section 314(b) of the
                  TIA:

                  (i)      on the Closing Date, Counsel's Opinion either stating
                           that the Security Trust Deed has been properly
                           recorded and filed so as to make effective the
                           Security Interest intended to be created by the
                           Security Trust Deed, and reciting the details of such
                           action, or stating that no such action is necessary
                           to make such Security Interest effective; and

                  (ii)     within 120 days after the end of each fiscal year of
                           the Series Trust (commencing on the fiscal year
                           ending in June 30, 2006), Counsel's Opinion either
                           stating that such action has been taken with respect
                           to the recording, filing, re-recording and re-filing
                           of the Security Trust Deed as is necessary to
                           maintain the Security Interest created by the
                           Security Trust Deed and reciting the details of such
                           action or stating that no such action is necessary to
                           maintain such Security Interest;

         (j)      (CHANGE OF MANAGER): in the case of the Issuer only, promptly notify the Offered Note Trustee of any retirement or
                  replacement of the Manager pursuant to clause 20 of the Master
                  Trust Deed and of the appointment of a Substitute Manager;

         (k)      (TRANSACTION DOCUMENTS): in the case of the Manager only,
                  provide to the Offered Note Trustee, on or prior to the Issue
                  Date in respect of the Offered Notes, one copy of each
                  Transaction Document as at that Issue Date (other than any
                  Transaction Document to which the Offered Note Trustee is a party) and provide to the Offered Note Trustee a copy of each
                  Transaction Document executed after the Issue Date (other than any Transaction Document to which the Offered Note Trustee is a party) promptly after its execution; and

         (l)      (PAYING AGENTS TRUST): ensure that each Paying Agent agrees, as a term of its appointment, to hold in trust for the benefit of Offered Noteholders or the Offered Note Trustee all sums held by such Paying Agent for the payment of the principal of or interest on the Offered Notes and to promptly give to the
                  Offered Note Trustee notice of any default by the Issuer
                  (without regard to any grace period) in the making of any such payment.

6.4      COVENANTS BETWEEN ISSUER AND MANAGER

         (a)      (OBLIGATIONS OF MANAGER): Without limiting any other
                  obligations of the Manager pursuant to any Transaction
                  Document, the Manager covenants in favour of the Issuer to prepare and submit to the Issuer all documents required to be filed with or submitted to the Commission or the Irish Stock
                  Exchange by the Issuer in relation to the Offered Notes, the
                  Series Trust or this Deed at least, where possible, 5 Business
                  Days before such filing or submission is required and to take such other actions as may reasonably be taken by the Manager to perform or ensure the performance by the Issuer of its
                  obligations under the TIA, the Exchange Act or the listing rules of the Irish Stock Exchange in relation to the Offered
                  Notes, the Series Trust or this Deed. No breach by the Issuer of any obligation under the TIA, the Exchange Act, the listing rules of the Irish Stock Exchange or this Deed will be
                  considered to be fraudulent, negligent or wilful default for the purposes of clause 22.3 to the extent that it results from a breach by the Manager of this clause 6.4(a).

         (b)      (OBLIGATION OF ISSUER): Subject to compliance by the Manager with clause 6.4(a), the Issuer covenants in favour of the
                  Manager to sign all documents and do all

                                                                              18

                  things reasonably requested by the Manager in relation to the compliance by the Issuer or the Manager of its obligations under the TIA or the Exchange Act in relation to the Offered
                  Notes, the Series Trust or this Deed.

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7.       ENFORCEMENT

7.1      NOTICE FOLLOWING AN EVENT OF DEFAULT OR POTENTIAL EVENT OF DEFAULT

         If an Event of Default or Potential Event of Default has occurred and is known to the Offered Note Trustee, the Offered Note Trustee must:

         (a)      (NOTIFY OFFERED NOTEHOLDERS): notify each Offered Noteholder and such other persons as are specified in Section 313(c) of the TIA of the Event of Default or Potential Event of Default,
                  as the case may be, within 10 days, or such shorter period as may be required by the rules of any stock exchange on which the Offered Notes are listed, after becoming aware of the
                  Event of Default, or Potential Event of Default provided that except in the case of a default in payment of principal or interest on any Offered Note, the Offered Note Trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or Authorised Officers in good faith determine that
                  withholding the notice is in the interest of Offered
                  Noteholders;

         (b)      (DETERMINE WHETHER TO SEEK DIRECTIONS): if a meeting of Voting
                  Secured Creditors is to be held under the Security Trust Deed, determine whether it proposes to seek directions from Offered
                  Noteholders as to how to vote at that meeting and, if so,
                  whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the Offered Noteholders; and

         (c)      (VOTE AT MEETING OF SECURED CREDITORS): subject to clause 7.2, vote at any meeting of Voting Secured Creditors held under the
                  Security Trust Deed in accordance with clause 9.8.

7.2      RESTRICTIONS ON ENFORCEMENT

         (a)      (OFFERED NOTES OUTSTANDING): If any of the Offered Notes
                  remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the
                  Offered Notes, the Offered Note Trustee must not vote at a meeting of Voting Secured Creditors under the Security Trust
                  Deed, or otherwise direct the Security Trustee, to dispose of the Charged Property unless:

                  (i)      a sufficient amount would be realised to discharge in
                           full all amounts owing to the Offered Noteholders in
                           respect of the Offered Notes and any other amounts
                           owing by the Issuer to any other person ranking in
                           priority to or equally with the Offered Noteholders;

                  (ii)     the Offered Note Trustee is of the opinion, reached
                           after considering at any time and from time to time
                           the advice of an investment bank or other financial
                           adviser selected by the Offered Note Trustee, that
                           the cash flow receivable by the Issuer (or the
                           Security Trustee under the Security Trust Deed) will
                           not (or that there is a significant risk that it will
                           not) be sufficient, having regard to any other
                           relevant actual, contingent or prospective
                           liabilities of the Issuer, to discharge in full in
                           due course all the amounts referred to in clause
                           7.2(a)(i); or

                  (iii)    the Offered Note Trustee is so directed by a Special
                           Majority of Offered Noteholders.

                                                                              19

         (b)      (LIABILITY FOR ENFORCEMENT): Subject to clauses 8.3, 9.3 and
                  9.5 and the mandatory provisions of the TIA, the Offered Note
                  Trustee will not be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Charged Property.
                  Without limiting the foregoing, the Offered Note Trustee will not be liable for any such decline or loss directly or
                  indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with clause 7.2(a).

7.3      OFFERED NOTE TRUSTEE MAY ENFORCE

         The Offered Note Trustee has the power, subject to clause 22:

         (a)      (ENFORCE FOLLOWING DEFAULT): in the event of a default in
                  repayment of the principal or payment of interest by the
                  Issuer in respect of any Offered Note when and as the same shall become due and payable, which default has continued for a period of 10 days, to recover judgment, in its own name and as trustee of the Offered Note Trust, against the Issuer upon the Offered Notes for the whole amount of such principal and interest remaining unpaid;

         (b)      (FILE PROOFS): to file such proofs of claim and other payments or documents as may be necessary or advisable in order to have the claims of the Offered Note Trustee and the Offered
                  Noteholders allowed in any judicial proceedings in relation to the Issuer upon the Offered Notes, the Creditors in relation to the Series Trust or the Assets of the Series Trust;

         (c)      (COLLECT MONEYS): to collect and receive any moneys or other property payable or deliverable on any of those claims and to distribute those moneys; and

         (d)      (ENFORCE RIGHTS): if an Event of Default occurs and is
                  subsisting, to proceed to protect and enforce its rights and the rights of the Offered Noteholders by such appropriate
                  judicial proceedings as the Offered Note Trustee deems most effectual to protect and enforce any such rights, whether for the performance of any provision of this Deed or in aid of the exercise of any power under this Deed or to enforce any other proper remedy,

         but nothing in this clause 7.3 is to be construed as requiring the
         Offered Note Trustee to take any such action unless it has been directed to do so by a Special Majority of the Offered Noteholders and
         has been indemnified or put in funds to its satisfaction by the Offered
         Noteholders against any liability that it may incur as a result of taking such action. If the Offered Note Trustee takes any action to enforce any of the provisions of the Offered Notes proof that as regards any Offered Note the Issuer has not paid any principal or interest due in respect of that Offered Note will (unless the contrary is proved) be sufficient evidence that the Issuer has not paid that principal or interest on all other Offered Notes in respect of which the relevant payment is then due.

7.4      OFFERED NOTE TRUSTEE ALONE MAY ENFORCE

         Subject to clause 19.4 and the mandatory provisions of the TIA, only the Offered Note Trustee may enforce, or direct the Security Trustee to enforce, the obligations of the Issuer or the Manager to the Offered
         Noteholders under the Offered Notes, this Deed or any other Transaction
         Document. No Offered Noteholder is entitled to proceed directly against the Issuer or the Manager in respect of the Offered Notes, this Deed or any other Transaction Document.

                                                                              20

--------------------------------------------------------------------------------
8.       OFFERED NOTE TRUSTEE'S POWERS, PROTECTIONS ETC.

8.1      OFFERED NOTE TRUSTEE'S ADDITIONAL POWERS, PROTECTIONS, ETC.

         By way of supplement to any Statute regulating the Offered Note Trust and in addition to the powers, rights and protections which may from time to time be vested in or available to the Offered Note Trustee by the general law it is expressly declared, notwithstanding anything to the contrary in this Deed (subject only to clauses 8.3, 9.3 and 9.5 and the mandatory provisions of the TIA) as follows.

         (a)      (LIABILITY TO ACCOUNT): The Offered Note Trustee is under no obligation to account to any Interested Person for any moneys received pursuant to this Deed or any other Transaction
                  Document other than those received by the Offered Note Trustee from the Issuer or received or recovered by the Offered Note
                  Trustee under this Deed or any other Transaction Document, subject always to such deductions and withholdings by the
                  Offered Note Trustee as are authorised by this Deed.
                  Obligations of the Offered Note Trustee to any Interested
                  Person or any other person under or in connection with this
                  Deed can only be enforced against the Offered Note Trustee to the extent to which they can be satisfied out of such moneys in accordance with this Deed.

         (b)      (OFFERED NOTES): The Offered Note Trustee is not responsible for the receipt or application of the proceeds of issue of any of the Offered Notes or (except when acting as the applicable
                  Offered Note Registrar and to the extent specifically provided in this Deed or the Agency Agreement) for the exchange,
                  transfer or cancellation of any Offered Note.

         (c)      (ACT ON PROFESSIONAL ADVICE): Subject to clause 9.2(b), the
                  Offered Note Trustee may act on the opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Offered Note
                  Trustee, or by a person other than Offered Note Trustee, where that opinion, advice or information is addressed to the
                  Offered Note Trustee or by its terms is expressed to be
                  capable of being relied upon by the Offered Note Trustee.
                  Subject to clause 9.2(b), the Offered Note Trustee will not be responsible to any Interested Person for any loss occasioned by so acting and in reliance on such advice. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Offered Note Trustee will not be liable to any Interested Person for acting on any
                  opinion, advice or information conforming with any applicable requirements of this Deed or the TIA and purporting to be
                  conveyed by such means even though it contains some error
                  which is not a manifest error or is not authentic.

         (d)      (NO ENQUIRY): Unless specifically required under this Deed, the Offered Note Trustee is not bound to give notice to any person of the execution of this Deed or to take any steps to ascertain whether there has occurred any Event of Default,
                  Potential Event of Default, Perfection of Title Event,
                  Servicer Default, Manager Default or Trustee Default or event which, with the giving of notice or the lapse of time would constitute a Perfection of Title Event, Servicer Default,
                  Manager Default or Trustee Default or to keep itself informed about the circumstances of the Issuer or the Manager and,
                  until it has actual knowledge or express notice to the
                  contrary, the Offered Note Trustee may assume that no Event of
                  Default, Potential Event of Default, Perfection of Title
                  Event, Servicer Default, Manager Default or Trustee Default
                  has occurred and that the Issuer, the Manager and each other party to the Transaction Documents (other than the Offered
                  Note Trustee) are observing and performing all the obligations on their part contained in the Transaction Documents and need not inquire whether that is, in fact, the case (but nothing in this

                                                                              21

                  clause 8.1(d) is to be construed as limiting the Offered Note
                  Trustee's right to make such inquiries, in its discretion, and to exercise its powers under this Deed so to do).

         (e)      (ACTS PURSUANT TO DIRECTIONS): The Offered Note Trustee will not be responsible for having acted in good faith upon a
                  direction given or purporting to have been given by a Majority of the Offered Noteholders even though it may subsequently be found that for any reason such direction was not valid or
                  binding upon the Offered Note Trustee. However, for the
                  purposes of determining whether a Majority of Offered
                  Noteholders have given a direction which the Offered Note
                  Trustee may rely upon in accordance with this clause, Offered
                  Notes which the Offered Note Trustee knows are owned by the
                  Issuer or the Manager or by any person directly or indirectly controlling or controlled by or under direct or indirect
                  common control with the Issuer or the Manager, shall be
                  disregarded.

         (f)      (RELIANCE): Subject to clause 9.2(b), the Offered Note Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or
                  information or being responsible for any loss that may be
                  occasioned by such reliance, acceptance or regard) any of the following:

                  (i)      any information, report, balance sheet, profit and
                           loss account, certificate or statement supplied by
                           the Issuer, the Security Trustee or the Manager or by
                           any officer, auditor or solicitor of the Issuer, the
                           Security Trustee or the Manager;

                  (ii)     any information or statement provided to it in
                           relation to the Offered Notes, the Offered
                           Noteholders or the Offered Note Owners by the
                           applicable Depository or its nominee;

                  (iii)    all statements (including statements made or given to
                           the best of the maker's knowledge and belief or
                           similarly qualified) contained in any information,
                           report, balance sheet, profit and loss account,
                           certificate or statement given pursuant to or in
                           relation to this Deed, the Security Trust Deed, the
                           Master Trust Deed or the Series Supplement;

                  (iv)     all accounts supplied to the Offered Note Trustee
                           pursuant to this Deed and all reports of the Auditor
                           supplied to the Offered Note Trustee pursuant to this
                           Deed; and

                  (v)      notices and other information supplied to the Offered
                           Note Trustee under this Deed,

                  save, in each case, when it is actually aware that the
                  information supplied pursuant to subclauses (i) to (v) is
                  incorrect or incomplete.

         (g)      (DIRECTOR'S CERTIFICATES): Subject to clause 9.2(b), the
                  Offered Note Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a certificate signed by any two directors or Authorised Officers of the Issuer or the
                  Manager as to any fact or matter upon which the Offered Note
                  Trustee may, in the exercise of any of its duties, powers, authorities and discretions under this Deed, require to be satisfied or to have information to the effect that in the opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the
                  Offered Note Trustee will not be bound to call for further evidence and will not be responsible for any loss that may be occasioned by acting on any such certificate (but nothing in this clause 8.1(g) is to be construed as either limiting the
                  Offered Note Trustee's right to call for such evidence, in its discretion, and to exercise its

                                                                              22

                  powers under this Deed so to do or permitting the Offered Note
                  Trustee to rely on evidence of compliance with conditions
                  precedent where such reliance is not permitted by section 314 of the TIA).

         (h)      (SIGNATURES): The Offered Note Trustee may rely in good faith on the validity of any signature on any Offered Note,
                  transfer, form of application or other instrument or document unless the Offered Note Trustee has reason to believe that the signature is not genuine. The Offered Note Trustee is not
                  liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose
                  behalf it purports to be made.

         (i)      (CUSTODY OF DOCUMENTS): The Offered Note Trustee may hold or deposit this Deed and any deed or documents relating to this
                  Deed or to the Transaction Documents in any part of the world, other than the Commonwealth of Australia, and with any banker or banking company or entity whose business includes
                  undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers reasonably believed by it to be of good repute and the Offered Note Trustee will not be
                  responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

         (j)      (DISCRETION): The Offered Note Trustee, as regards all the powers, trusts, authorities and discretions vested in it
                  pursuant to this Deed, any other Transaction Document or
                  otherwise, has, subject to any express provision to the
                  contrary contained in this Deed or any other Transaction
                  Document to which it is a party, absolute and uncontrolled discretion as to the exercise of such powers, authorities, trusts and discretions and will be in no way responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise of such powers, authorities, trusts and discretions. Without limiting the foregoing, any consent or approval given by the Offered Note Trustee for the purposes of this Deed or any other Transaction Document may be given on such terms and subject to such conditions (if any) as the
                  Offered Note Trustee thinks fit and, notwithstanding anything to the contrary in this Deed, may be given retrospectively.

         (k)      (EMPLOY AGENTS): Wherever it considers it expedient in the interests of the Offered Noteholders, the Offered Note Trustee
                  may, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Offered Note Trustee (including the receipt and payment of money under this Deed). The Offered
                  Note Trustee will not be responsible to any Interested Person for any misconduct, or default on the part of any such person appointed by it under this Deed or be bound to supervise the proceedings or acts of any such person, provided that the
                  Offered Note Trustee has exercised good faith and due care in such appointment and that any such person will be a person who is in the opinion of the Offered Note Trustee appropriately qualified to do any such things. Any such agent being a
                  lawyer, banker, broker or other person engaged in any
                  profession or business will be entitled to charge and be paid all usual professional and other charges for business
                  transacted and acts done by him or her or any partner of his or her or by his or her firm in connection with this Deed and also his or her reasonable charges in addition to
                  disbursements for all other work and business done and all time spent by him or her or his or her partners or firm on matters arising in connection with this Deed including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other
                  professional person.

                                                                              23

         (l)      (DELEGATION): Subject to clause 8.5, the Offered Note Trustee may whenever it thinks it expedient in the interests of
                  Offered Noteholders, delegate to any person or fluctuating body of persons selected by it all or any of the duties,
                  powers, authorities, trusts and discretions vested in the
                  Offered Note Trustee by this Deed provided that, except as provided in any Transaction Documents, the Offered Note
                  Trustee may not delegate to such third parties any material part of its powers, duties or obligations as Offered Note
                  Trustee (provided that following the occurrence of an Event of
                  Default the Offered Note Trustee may delegate any of its
                  powers, duties and obligations to be exercised or performed in
                  Australia). Any such delegation may be by power of attorney or in such other manner as the Offered Note Trustee may think fit and may be made upon such terms and conditions (including
                  power to sub-delegate) and subject to such regulations as the
                  Offered Note Trustee may think fit. Provided that the Offered
                  Note Trustee has exercised good faith and due care in the
                  selection of such delegate, and subject to clause 8.6, it will not be under any obligation to any Interested Person to
                  supervise the proceedings or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

         (m)      (APPLY TO COURT): The Offered Note Trustee may, whenever it thinks it expedient in the interests of the Offered
                  Noteholders, apply to any court for directions in relation to any question of law or fact arising either before or after an
                  Event of Default and assent to or approve any applications of any Offered Noteholder, the Issuer or the Manager.

         (n)      (DISCLOSURE): Subject to this Deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Offered Note Trustee may, for the
                  purpose of meeting its obligations under this Deed, disclose to any Offered Noteholder any confidential, financial or other information made available to the Offered Note Trustee by an
                  Interested Person or any other person in connection with this
                  Deed.

         (o)      (DETERMINATION): The Offered Note Trustee, as between itself and the Offered Noteholders, has full power to determine
                  (acting reasonably and in good faith) all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the
                  Offered Note Trustee, will be conclusive and will bind the
                  Offered Note Trustee and the Offered Noteholders.

         (p)      (INTERESTS OF OFFERED NOTEHOLDERS): In connection with the exercise by it of any of its trusts, powers, authorities and discretions under this Deed or any other Transaction Document
                  (including, without limitation, any modification, waiver,
                  authorisation or determination), the Offered Note Trustee must where it is required to have regard to the interests of the
                  Offered Noteholders, have regard to the general interests of the Offered Noteholders as a class. The Offered Note Trustee will not incur any liability to any Offered Noteholder as a result of the Offered Note Trustee giving effect to this
                  clause 8.1(p).

         (q)      (ASSUMPTION AS TO PREJUDICE): The Offered Note Trustee is
                  entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to the Offered Notes, this Deed or any other Transaction
                  Document, that such exercise will not be materially
                  prejudicial to the interests of the Offered Noteholders if each of the Rating Agencies has confirmed in writing that such exercise will not result in the reduction, qualification or withdrawal of the credit rating then assigned by it to the
                  Offered Notes (but nothing in this clause is to be construed as requiring the Offered Note Trustee to obtain such
                  confirmation).

                                                                              24

         (r)      (VALIDITY OF TRANSACTION DOCUMENTS): The Offered Note Trustee
                  is not responsible for the execution, delivery, legality,
                  effectiveness, adequacy, genuineness, validity, performance, enforceability, admissibility in evidence, form or content of this Deed or any other Transaction Document (other than the execution and delivery by it of this Deed and each other
                  Transaction Document to which it is expressed to be a party and the performance of those obligations expressed to be
                  binding on it under this Deed and such Transaction Documents)
                  and is not liable for any failure to obtain any licence,
                  consent or other authority for the execution, delivery,
                  legality, effectiveness, adequacy, genuineness, validity,
                  performance, enforceability or admissibility in evidence of this Deed or any other Transaction Document except to the
                  extent specifically provided in this Deed or such Transaction
                  Document. The Offered Note Trustee is not responsible for
                  recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction
                  Document (and is entitled to assume the accuracy and
                  correctness thereof).

         (s)      (DEFECT IN SECURITY INTEREST): The Offered Note Trustee is not
                  bound or concerned to examine or enquire into nor is it liable for any defect in or failure to perfect any Security Interest created or purported to be created by the Security Trust Deed and the Offered Note Trustee may accept without enquiry,
                  requisition or objection such title as the Issuer may have to the Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Issuer to the Charged Property or any part
                  thereof from time to time.

         (t)      (OFFERED NOTEHOLDERS RESPONSIBLE): Each Offered Noteholder is
                  solely responsible for making its own independent appraisal of and investigation into the financial condition,
                  creditworthiness, condition, affairs, status and, nature of the Issuer and the Series Trust and the Offered Note Trustee
                  does not at any time have any responsibility for the same and no Offered Noteholder may rely on the Offered Note Trustee in respect of such appraisal and investigation.

         (u)      (LIMIT ON OBLIGATIONS): No provision of this Deed or any other
                  Transaction Document requires the Offered Note Trustee to do anything which may be contrary to any applicable law or
                  regulation or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or full indemnity against such risk or liability is not assured to it. Except for the obligations imposed on it under this Deed, the Offered Notes or any other Transaction
                  Document, the Offered Note Trustee is not obliged to do or omit to do any thing, including entering into any transaction or incurring any liability unless the Offered Note Trustee's liability, is limited in a manner satisfactory to the Offered
                  Note Trustee in its absolute discretion.

         (v)      (NO DUTY TO PROVIDE INFORMATION): Subject to the express
                  requirements of this Deed or otherwise as required by any law, the Offered Note Trustee has no duty (either initially, or on a continuing basis) to consider or provide any Offered
                  Noteholders with any confidential financial, price sensitive or other information made available by the Issuer, the Manager or any other person under or in connection with this Deed or any Transaction Document (whenever coming into its possession)
                  and no Offered Noteholder is entitled to take any action to obtain from the Offered Note Trustee any such information.

         (w)      (NO LIABILITY FOR BREACH): The Offered Note Trustee is not to
                  be under any liability whatsoever for a failure to take any action in respect of any breach by the Issuer of its duties as trustee of the Series Trust of which the Offered Note Trustee is not

                                                                              25

                  aware or in respect of any Event of Default or Potential Event of Default of which the Offered Note Trustee is not aware.

         (x)      (DISPUTE OR AMBIGUITY): In the event of any dispute or
                  ambiguity as to the construction or enforceability of this
                  Deed or any other Transaction Document, or the Offered Note
                  Trustee's powers or obligations under or in connection with this Deed or the determination or calculation of any amount or thing for the purpose of this Deed or the construction or
                  validity of any direction from Offered Noteholders, provided the Offered Note Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Offered Note Trustee, in its absolute discretion, may (but will have no obligation
                  to) refuse to act or refrain from acting in relation to
                  matters affected by such dispute or ambiguity.

         (y)      (LOSS TO CHARGED PROPERTY): The Offered Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Charged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the
                  Collections Account from time to time however caused
                  (including, without limitation, where caused by an act or
                  omission of the Security Trustee) unless that loss is
                  occasioned by the fraud, negligence or wilful default of the
                  Offered Note Trustee.

         (z)      (CONVERSION OF MONEY): Where necessary or expedient in order to fulfil its obligations under this Deed or any Transaction
                  Document the Offered Note Trustee may convert any moneys
                  forming part of the Offered Trust Fund from one currency into another at such market exchange rate or rates as are
                  reasonably determined by the Offered Note Trustee.

         (aa)     (RATINGS): Except as otherwise provided in this Deed or any other Transaction Document, the Offered Note Trustee has no responsibility for the maintenance of any rating of the
                  Offered Notes by any Rating Agency or any other person.

         (bb)     (NO LIABILITY FOR TAX ON PAYMENTS): The Offered Note Trustee
                  has no responsibility whatsoever to any Offered Noteholder or any other person in relation to any deficiency in a payment by the Offered Note Trustee to any Offered Noteholders if that deficiency arises as a result of the Offered Note Trustee or the Issuer being subject to any Tax in respect of that
                  payment, the Charged Property, the Security Trust Deed, this
                  Deed or any income or proceeds from them.

8.2      WAIVERS

         Subject to clause 7.1(a), the Offered Note Trustee may, and if directed to do so by a Majority of Offered Noteholders must, on such terms and conditions as it may deem reasonable, without the consent of any of the
         Offered Noteholders, and without prejudice to its rights in respect of any subsequent breach agree to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the
         Transaction Documents by the Issuer, the Manager or any other person which, unless the Offered Note Trustee is acting on the direction of a
         Majority of Offered Noteholders, is not, in the opinion of the Offered
         Note Trustee, materially prejudicial to the interests of the Offered
         Noteholders as a class. No such waiver, authorisation or determination may be made in contravention of any prior direction by a Majority of the Offered Noteholders. No direction of the Offered Noteholders shall affect any such waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination will, if the
         Offered Note Trustee so requires, be notified to the Offered
         Noteholders by the Issuer as soon as practicable after it is made in accordance with this Deed.

                                                                              26

8.3      OFFERED NOTE TRUSTEE'S LIABILITY

         Nothing in this Deed or any other Transaction Document will in any case in which the Offered Note Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this Deed and the mandatory provisions of the TIA conferring on it any trusts, powers, authorities or discretions exempt the Offered Note
         Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of fraud or wilful default of which it may be guilty in relation to its duties under this Deed.

8.4      DEALINGS WITH SERIES TRUST

         Subject to clause 9.7, none of the:

         (a)      (OFFERED NOTE TRUSTEE): Offered Note Trustee in its personal or any other capacity;

         (b)      (RELATED BODIES CORPORATE): Related Bodies Corporate of the
                  Offered Note Trustee;

         (c)      (DIRECTORS ETC.): directors or officers of the Offered Note
                  Trustee or its Related Bodies Corporate; or

         (d)      (SHAREHOLDERS): shareholders of the Offered Note Trustee or its Related Bodies Corporate,

         is prohibited from:

         (e)      (SUBSCRIBING FOR): subscribing for, purchasing, holding,
                  dealing in or disposing of Offered Notes;

         (f)      (CONTRACTING WITH): at any time:

                  (i)      contracting with;

                  (ii)     acting in any capacity as representative or agent
                           for; or

                  (iii)    entering into any financial, banking, agency or other
                           transaction with,

                  any other of them, the Issuer, the Manager or any Secured
                  Creditor (including any Offered Noteholder); or

         (g)      (BEING INTERESTED IN): being interested in any contract or transaction referred to in paragraphs (e) or (f).

         None of the persons mentioned is liable to account to the Offered
         Noteholders for any profits or benefits (including, without limitation, bank charges, commission, exchange brokerage and fees) derived in connection with any contract or transaction referred to in paragraphs
         (e) or (f). The preceding provisions of this clause 8.4 only apply if the relevant person, in connection with the action, contract or transaction, acts in good faith to all Offered Noteholders and, in the case of the Offered Note Trustee, are subject to section 311(a) of the
         TIA.

8.5      DELEGATION OF DUTIES OF OFFERED NOTE TRUSTEE

         The Offered Note Trustee must not delegate to any person any of its trusts, duties, powers, authorities or discretions under this Deed except:

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         (a)      (RELATED BODY CORPORATE): to a Related Body Corporate of the
                  Offered Note Trustee; or

         (b)      (AS OTHERWISE PERMITTED): in accordance with the provisions of this Deed or otherwise as agreed by the Manager.

8.6      RELATED BODY CORPORATE OF THE OFFERED NOTE TRUSTEE

         Where the Offered Note Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Body
         Corporate of the Offered Note Trustee, the Offered Note Trustee at all
         times remains liable for the acts or omissions of such Related Body
         Corporate and for the payment of fees of that Related Body Corporate when acting as delegate.

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9.       DUTIES OF THE OFFERED NOTE TRUSTEE

9.1      OFFERED NOTE TRUSTEE'S GENERAL DUTIES

         The Offered Note Trustee must comply with the duties imposed on it by this Deed, the Offered Notes (including the Offered Note Conditions)
         and each other Transaction Document to which it is a party and must:

         (a)      (ACT CONTINUOUSLY): act continuously as trustee of the Offered
                  Note Trust until the Offered Note Trust is terminated in
                  accordance with this Deed or until it has retired or been
                  removed in accordance with this Deed; and

         (b)      (HAVE REGARD TO THE INTERESTS OF OFFERED NOTEHOLDERS): in the
                  exercise of all discretions vested in it by this Deed and all other Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Offered
                  Noteholders as a class.

9.2      DUTIES OF THE OFFERED NOTE TRUSTEE PRIOR TO EVENT OF DEFAULT

         Prior to an Event of Default:

         (a)      (OFFERED NOTE TRUSTEE NOT LIABLE): the Offered Note Trustee
                  shall not be liable except for the performance of such duties as are specifically set out in this Deed, the Offered Notes
                  (including the Offered Note Conditions) or any other
                  Transaction Document to which it is a party and no implied covenants or obligations on the part of the Offered Note
                  Trustee are to be read into this Deed; and

         (b)      (RELIANCE ON CERTIFICATES): the Offered Note Trustee may
                  conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Offered Note Trustee, upon certificates or opinions furnished to the Offered Note Trustee and conforming to the requirements of this Deed provided that the Offered Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this
                  Deed to determine whether or not such evidence conforms to the requirements of this Deed.

9.3      DUTIES OF THE OFFERED NOTE TRUSTEE FOLLOWING AN EVENT OF DEFAULT

         If an Event of Default has occurred and is subsisting the Offered Note
         Trustee shall exercise the rights and powers vested in it by this Deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

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9.4      CERTAIN LIMITATIONS OF LIABILITY WHERE ACTING IN GOOD FAITH

         The Offered Note Trustee shall not be liable under this Deed or any
         Transaction Document for any error of judgment made in good faith by an
         Authorised Officer of the Offered Note Trustee unless it is proved that the Offered Note Trustee was negligent in ascertaining the pertinent facts.

9.5      OFFERED NOTE TRUSTEE NOT RELIEVED OF LIABILITY FOR NEGLIGENCE ETC.

         Subject to clauses 9.2 and 9.4, nothing in this Deed will relieve the
         Offered Note Trustee from liability for its own fraud, negligence or wilful default. Section 315(d)(3) of the TIA is expressly excluded by this Deed.

9.6      PREFERRED COLLECTION OF CLAIMS AGAINST ISSUER

         The Offered Note Trustee must comply with section 311(a) of the TIA and the rules thereunder other than with respect to any creditor relationship excluded from the operation of section 311(a) by section
         311(b) of the TIA. Following its retirement or removal pursuant to clause 14, the Offered Note Trustee will remain subject to section
         311(a) of the TIA to the extent required by the TIA.

9.7      COMPLIANCE WITH SECTION 310 OF TIA

         (a)      (SECTION 310(A) OF TIA): The Offered Note Trustee must ensure that it at all times satisfies the requirements of section
                  310(a) of the TIA.

         (b)      (CAPITAL): Without limiting the foregoing, the Offered Note
                  Trustee must ensure that it at all times has a combined
                  capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

         (c)      (SECTION 310(B) OF TIA): The Offered Note Trustee must at all times comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the
                  Issuer are outstanding will be excluded from the operation of section 310(b)(1) of the TIA if the requirements for such
                  exclusion set out in section 310(b)(1) of the TIA are met.

9.8      VOTING AT MEETINGS UNDER MASTER TRUST DEED OR SECURITY TRUST DEED

         If the Offered Note Trustee is entitled under the Master Trust Deed (as varied by clause 1.6 of the Series Supplement) or the Security Trust
         Deed to vote at any meeting on behalf of Offered Noteholders, the
         Offered Note Trustee must vote in accordance, where applicable, with the directions of the Offered Noteholders (whether or not solicited and whether or not all Offered Noteholders have provided such directions)
         and otherwise in its absolute discretion. In acting in accordance with the directions of Offered Noteholders the Offered Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the
         Offered Notes held by Offered Noteholders who have directed the Offered
         Note Trustee to vote for or against such a proposal.

9.9      TRANSACTION DOCUMENTS

         The Offered Note Trustee must make available at the Offered Note
         Trustee's registered office for inspection by Offered Noteholders a copy of each Transaction Document in accordance with Condition 3 of the
         Offered Note Conditions (provided that the Offered Note Trustee will not be in default of its obligations pursuant to this clause 9.9 in respect of any Transaction Document, other than a Transaction Document to which the Offered Note Trustee is a party, a copy of which has not been provided to the Offered Note Trustee).

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10.      APPLICATION OF MONEYS

10.1     MONEYS RECEIVED

         The Offered Note Trustee must hold all moneys received by it under this
         Deed or any other Transaction Document upon trust to apply them:

         (a)      (FEES AND EXPENSES): first, towards all amounts owing to the
                  Offered Note Trustee under this Deed (other than under clause
                  6.1); and

         (b)      (OFFERED NOTEHOLDERS): secondly, pari passu to the Offered
                  Noteholders towards repayment of principal and payment of
                  interest and all other amounts outstanding to them by the
                  Issuer in respect of the Offered Notes.

10.2     INVESTMENT OF MONEYS HELD

         An amount which under this Deed ought to or may be invested by the
         Offered Note Trustee may be invested in the name or control of the
         Offered Note Trustee in:

         (a)      (AUTHORISED SHORT-TERM INVESTMENTS): Authorised Short-Term
                  Investments; or

         (b)      (US$ AND (EURO) INVESTMENTS): any investment denominated in US dollars or Euro which has assigned to it the highest
                  short-term credit rating from each Rating Agency or which is otherwise approved by that Rating Agency,

         and the Offered Note Trustee may at any time vary any such investments and is not responsible for any loss resulting from such investments whether due to depreciation in value, fluctuations in exchange rates or otherwise.

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11.      CONTINUING SECURITY AND RELEASES

11.1     ISSUER'S LIABILITY NOT AFFECTED

         This Deed and the liability of the Issuer under this Deed will not be affected or discharged by any of the following:

         (a)      (INDULGENCE): the granting to the Issuer or to any other
                  person of any time or other indulgence or consideration;

         (b)      (DELAY IN RECOVERY): subject to Condition 8.5 of the Offered
                  Note Conditions, the Offered Note Trustee failing or
                  neglecting to recover any amounts owing in respect of the
                  Offered Notes;

         (c)      (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Offered Note Trustee or any
                  other person; or

         (d)      (RELEASE): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Offered Note Trustee from or against the Issuer or any other person.

11.2     WAIVER BY ISSUER

         The Issuer waives in favour of the Offered Note Trustee:

                                                                              30

         (a)      (ALL RIGHTS NECESSARY TO GIVE EFFECT TO DEED): all rights
                  whatsoever against the Offered Note Trustee and any other
                  person estate or assets to the extent necessary to give effect to anything in this Deed;

         (b)      (ALL RIGHTS INCONSISTENT WITH DEED): all rights inconsistent with the provisions of this Deed.

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12.      REMUNERATION AND EXPENSES OF OFFERED NOTE TRUSTEE

12.1     PAYMENT OF FEE

         The Issuer must pay to the Offered Note Trustee during the period that any of the Offered Notes remain outstanding the fee separately agreed by the Offered Note Trustee and the Manager from time to time.

12.2     PAYMENT OF EXPENSES

         The Issuer must pay or reimburse to the Offered Note Trustee all reasonable costs, expenses, charges, stamp duties and other Taxes and liabilities properly incurred by the Offered Note Trustee, or its properly appointed agents or delegates, in the performance of the obligations of the Offered Note Trustee under this Deed or any other
         Transaction Document including, without limitation, all costs and expenses (including legal costs and expenses) incurred by the Offered
         Note Trustee in the enforcement of any obligations under this Deed or any other Transaction Documents. Without limiting any right of indemnity available by law to the Offered Note Trustee, the Offered
         Note Trustee is entitled to be indemnified from Offered Trust Fund from and against all such costs, expenses, charges, stamp duties and other
         Taxes and liabilities. Nothing in this clause 12.2 entitles or permits the Offered Note Trustee to be reimbursed or indemnified for general overhead costs and expenses of the Offered Note Trustee (including, without limitation, rents and any amounts payable by the Offered Note
         Trustee to its employees in connection with their employment) incurred directly or indirectly in connection with the business activities of the Offered Note Trustee or in the exercise of its rights, powers and discretions or the performance of its duties and obligations under this
         Deed or any Transaction Document.

12.3     ADDITIONAL DUTIES

         In the event of the occurrence of an Event of Default or the Offered
         Note Trustee considering it expedient or necessary or being requested pursuant to any Transaction Document to undertake duties which the
         Offered Note Trustee and the Manager agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the
         Offered Note Trustee under this Deed or the other Transaction Documents the Issuer must pay to the Offered Note Trustee such additional remuneration as is agreed between the Manager and the Offered Note
         Trustee.

12.4     DISPUTE AS TO ADDITIONAL DUTIES

         In the event of the Manager and the Offered Note Trustee failing to agree:

         (a)      (DISPUTE AS TO ADDITIONAL REMUNERATION): upon the amount of any additional remuneration referred to in clause 12.3; or

         (b)      (DISPUTE AS TO ADDITIONAL DUTIES): upon whether duties of the
                  Offered Note Trustee are of an exceptional nature or otherwise outside the scope of the normal duties of the Offered Note
                  Trustee for the purposes of clause 12.3,

                                                                              31

         such matters shall be determined by a merchant or investment bank
         (acting as an expert and not as an arbitrator) selected by the Offered
         Note Trustee and approved by the Manager or, failing such approval, nominated (on the application of the Offered Note Trustee) by the
         President for the time being of The Law Society of New South Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Issuer as an Expense) and the determination of any such merchant or investment bank shall be final and binding upon the Offered Note Trustee, the Manager and the Issuer.

12.5     CURRENCY AND VAT

         The above fees and expenses will be paid in US dollars. The Issuer will in addition pay any value added tax which may be applicable.

12.6     NO OTHER FEES OR EXPENSES

         Except as provided in clauses 12.1, 12.2, 12.3, 12.4 and 12.5 or as expressly provided elsewhere in this Deed or any other Transaction
         Document, neither the Issuer nor the Manager has any liability in respect of any fees, commissions or expenses of the Offered Note
         Trustee in connection with this Deed or any Transaction Document.

12.7     FEES ARE EXPENSES OF THE SERIES TRUST

         Notwithstanding any other provision of this Deed, the fees referred to in clause 12.1 (including any value added tax on such fees) and any other amounts payable by the Trustee under clauses 12.2, 18.1 and 18.2 are Expenses of the Series Trust and will be paid in accordance with the Series Supplement.

12.8     TIMING OF PAYMENTS

         All payments by the Issuer to the Offered Note Trustee under this clause 12 are payable on the first Quarterly Distribution Date following demand by the Offered Note Trustee from funds available for this purpose in accordance with the Series Supplement.

12.9     NON-DISCHARGE

         Unless otherwise specifically stated in any discharge of the Offered
         Note Trust the provisions of this clause 12 will continue in full force and effect despite such discharge.

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13.      ADDITIONAL OFFERED NOTE TRUSTEES

13.1     APPOINTMENT AND REMOVAL

         The Offered Note Trustee may, upon giving prior notice to the Issuer and the Manager (but without the consent of the Issuer, the Manager or the Offered Noteholders), appoint any person (an "ADDITIONAL NOTE
         TRUSTEE") (other than the Issuer or a Related Body Corporate of the
         Issuer) established or resident in any jurisdiction (whether an
         Eligible Trust Corporation or not) to act as a co-trustee jointly with the Offered Note Trustee:

         (a)      (INTERESTS OF OFFERED NOTEHOLDERS): if the Offered Note
                  Trustee considers such appointment to be in the interests of the Offered Noteholders;

         (b)      (LEGAL REQUIREMENTS): for the purposes of conforming to any legal requirements, restrictions or conditions in any
                  jurisdiction in which any particular act or acts is or are to be performed; or

                                                                              32

         (c)      (OBTAINING JUDGMENT): for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of this Deed or any other Transaction Document.

         The Issuer, for valuable consideration, irrevocably appoints the
         Offered Note Trustee to be its attorney in its name and on its behalf to execute an instrument of appointment of any such Additional Note
         Trustee. Such Additional Note Trustee will (subject always to the provisions of this ) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Offered Note Trustee by this Deed or any other Transaction Document) and such duties and obligations as are conferred or imposed by the instrument of appointment. Such reasonable remuneration as the Offered Note Trustee may pay to any Additional Note Trustee, together with any costs and expenses properly incurred by any Additional Note Trustee in performing its functions as such, are expenses of the Offered Note Trustee recoverable by it pursuant to clause 12.2. The Offered Note Trustee, upon giving prior notice to the Issuer and the Manager, has the power to remove any Additional Trustee. The Issuer, for valuable consideration, irrevocably appoints the Offered Note Trustee to be its attorney in its name and on its behalf to execute an instrument of removal of any such Additional Note Trustee.

13.2     JOINT EXERCISE OF POWERS

         All rights, powers, duties and obligations conferred or imposed upon an
         Additional Note Trustee are conferred or imposed upon and exercised or performed by the Offered Note Trustee and the Additional Note Trustee
         jointly (it being understood that an Additional Note Trustee is not authorised to act separately without the Offered Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Offered Note Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such Additional
         Note Trustee (but subject to the direction of the Offered Note
         Trustee).

13.3     NOTICE

         The Offered Note Trustee must promptly notify the Principal Paying
         Agent, the Offered Noteholders and the Rating Agencies of each appointment or removal of an Additional Note Trustee pursuant to this clause 13.

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14.      RETIREMENT OR REMOVAL OF OFFERED NOTE TRUSTEE

14.1     RETIREMENT OF OFFERED NOTE TRUSTEE

         The Offered Note Trustee covenants that it will retire as Offered Note
         Trustee if:

         (a)      (INSOLVENCY): an Insolvency Event occurs in relation to the
                  Offered Note Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

         (b)      (CEASES TO CARRY ON BUSINESS): it ceases to carry on business;

         (c)      (CEASES TO BE AN ELIGIBLE TRUST CORPORATION): it ceases to be an Eligible Trust Corporation;

         (d)      (OFFERED NOTEHOLDERS REQUIRE RETIREMENT): it is so directed by a Special Majority of Offered Noteholders;

         (e)      (BREACH OF DUTY): when required to do so by the Manager or the
                  Issuer by notice in writing, it fails or neglects within 20
                  Business Days after receipt of such notice to

                                                                              33

                  carry out or satisfy any material duty imposed on it by this
                  Deed or any Transaction Document; or

         (f)      (CHANGE IN OWNERSHIP): there is a change in ownership of 50%
                  or more of the issued equity share capital of the Offered Note
                  Trustee from the position as at the date of this Deed or
                  effective control of the Offered Note Trustee alters from the position as at the date of this Deed unless in either case approved by the Manager (whose approval must not be
                  unreasonably withheld).

14.2     REMOVAL BY MANAGER

         If the Offered Note Trustee refuses to retire the Manager is entitled to remove the Offered Note Trustee from office immediately by notice in writing if an event referred to in clause 14.1 has occurred. On the retirement or removal of the Offered Note Trustee under the provisions of clause 14.1 or this clause 14.2:

         (a)      (NOTIFY RATING AGENCIES): the Manager must promptly notify the
                  Rating Agencies of such retirement or removal; and

         (b)      (APPOINT SUBSTITUTE OFFERED NOTE TRUSTEE): subject to any
                  approval required by law, the Manager is entitled to and must use reasonable endeavours to appoint in writing some other
                  Eligible Trust Corporation that is approved by the Rating
                  Agencies to be the Substitute Offered Note Trustee.

14.3     OFFERED NOTE TRUSTEE MAY RETIRE

         The Offered Note Trustee may retire at any time as trustee under this
         Deed upon giving 3 months (or such lesser time as the Manager, the
         Issuer and the Offered Note Trustee agree) notice in writing to the
         Issuer, the Manager and the Rating Agencies, without giving any reason and without being responsible for any liabilities incurred by reason of such retirement provided that such retirement is in accordance with this Deed, provided that no such period of notice of retirement may expire within the period of 30 days preceding each Quarterly
         Distribution Date. Upon such retirement the Offered Note Trustee, subject to any approval required by law, may appoint in writing any other Eligible Trust Corporation that is approved by the Rating
         Agencies and the Manager, which approval must not be unreasonably withheld by the Manager, as Offered Note Trustee in its stead. If the
         Offered Note Trustee does not propose a replacement by the date which is 1 month prior to the date of its proposed retirement, the Manager is entitled to appoint a Substitute Offered Note Trustee, which must be an
         Eligible Trust Corporation that is approved by the Rating Agencies, as of the date of the proposed retirement.

14.4     APPOINTMENT OF SUBSTITUTE OFFERED NOTE TRUSTEE BY OFFERED NOTEHOLDERS

         Notwithstanding clauses 14.1, 14.2 and 14.3, no retirement or removal of the Offered Note Trustee will be effective until a Substitute
         Offered Note Trustee has been appointed as in its place. If a
         Substitute Offered Note Trustee has not been appointed under clauses
         14.1, 14.2 or 14.3 at a time when the position of Offered Note Trustee would, but for this clause 14.4, become vacant in accordance with those clauses, the Issuer must promptly advise the Offered Noteholders a
         Special Majority of whom may appoint an Eligible Trust Corporation nominated by any of them to act as Offered Note Trustee.

14.5     RELEASE OF OFFERED NOTE TRUSTEE

         Upon retirement or removal of the Offered Note Trustee as trustee of the Offered Note Trust, the Offered Note Trustee is released from all obligations under this Deed arising after the date of the retirement or removal except for its obligation to vest the Offered Trust Fund in the
         Substitute Offered Note Trustee and to deliver all books and records relating to the Offered

                                                                              34

         Note Trust to the Substitute Offered Note Trustee. The Manager and the
         Issuer may settle with the Offered Note Trustee the amount of any sums payable by the Offered Note Trustee to the Manager or the Issuer or by
         the Manager or the Issuer to the Offered Note Trustee and may give to or accept from the Offered Note Trustee a discharge in respect of those sums which will be conclusive and binding as between the Manager, the
         Issuer and the Offered Note Trustee but not as between the Offered Note
         Trustee and the Offered Noteholders.

14.6     VESTING OF OFFERED TRUST FUND IN SUBSTITUTE OFFERED NOTE TRUSTEE

         The Offered Note Trustee, on its retirement or removal, must vest the
         Offered Trust Fund or cause it to be vested in the Substitute Offered
         Note Trustee and must deliver and assign to such Substitute Offered
         Note Trustee as appropriate all books, documents, records and other property whatsoever relating to the Offered Trust Fund.

14.7     SUBSTITUTE OFFERED NOTE TRUSTEE TO EXECUTE DEED

         Each Substitute Offered Note Trustee must upon its appointment execute a deed in such form as the Manager may require whereby such Substitute
         Offered Note Trustee must undertake to the Offered Noteholders to be bound by all the covenants on the part of the Offered Note Trustee under this Deed from the date of such appointment.

14.8     RATING AGENCIES ADVISED

         The Manager must promptly:

         (a)      (RETIREMENT): approach and liaise with each Rating Agency in respect of any consents required from it to the replacement of the Offered Note Trustee pursuant to clauses 14.2 or 14.3;

         (b)      (CHANGE OF OWNERSHIP): notify the Rating Agencies of it
                  becoming aware of a change in ownership of 50% or more of the issued equity share capital of the Offered Note Trustee from the position as at the date of this Deed or effective control of the Offered Note Trustee altering from the date of this
                  Deed; and

         (c)      (APPROVAL FOR CHANGE IN OWNERSHIP): notify the Rating Agencies of any approvals given by the Manager pursuant to clause
                  14.1(f).

14.9     RETENTION OF LIEN

         Notwithstanding any release of the outgoing Offered Note Trustee under this clause 14, the outgoing Offered Note Trustee will remain entitled to the benefit of the indemnities granted by this Deed to the outgoing
         Offered Note Trustee in respect of any liability, cost or other obligation incurred by it while acting as Offered Note Trustee, as if it were still the Offered Note Trustee under this Deed.

14.10    ISSUER AND MANAGER CANNOT BE APPOINTED

         Notwithstanding the preceding provisions of this clause 14, none of the
         Manager, the Issuer, any Support Facility Provider nor any of their
         Related Bodies Corporate may be appointed as Offered Note Trustee.

14.11    NO LIMITATION OF TIA

         Nothing in this clause 14 is to be construed as limiting any right of an Offered Noteholder to take any action to remove the Offered Note
         Trustee in accordance with section 310(b) of the TIA.

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15.      AMENDMENT

15.1     AMENDMENT BY OFFERED NOTE TRUSTEE

         Subject to this clause 15 and to any approval required by law, the
         Offered Note Trustee, the Manager and the Issuer may together agree, without the consent or sanction of any Offered Noteholder, by way of supplemental deed to alter, add to or revoke any provision of this Deed or the Offered Notes (including the Offered Note Conditions) so long as such alteration, addition or revocation is not a Payment Modification and such alteration, addition or revocation in the opinion of the
         Offered Note Trustee:

         (a)      (NECESSARY OR EXPEDIENT): is necessary or expedient to comply with the provisions of any Statute or regulation or with the requirements of any Governmental Agency;

         (b)      (MANIFEST ERROR): is made to correct a manifest error or
                  ambiguity or is of a formal, technical or administrative
                  nature only;

         (c)      (AMENDMENT TO LAW): is appropriate or expedient as a
                  consequence of an amendment to any Statute or regulation or altered requirements of any Governmental Agency or any
                  decision of any court (including, without limitation, an
                  alteration, addition or modification which is in the opinion of the Offered Note Trustee appropriate or expedient as a
                  consequence of the enactment of a Statute or regulation or an amendment to any Statute or regulation or ruling by the
                  Commissioner or Deputy Commissioner of Taxation or any
                  governmental announcement or statement or any decision of any court, in any case which has or may have the effect of
                  altering the manner or basis of taxation of trusts generally or of trusts similar to the Series Trust or the Offered Note
                  Trust); or

         (d)      (OTHERWISE DESIRABLE): and in the opinion of the Issuer is otherwise desirable for any reason and:

                  (i)      is not in the opinion of the Offered Note Trustee
                           likely, upon coming into effect, to be materially
                           prejudicial to the interests of Offered Noteholders;
                           or

                  (ii)     if it is in the opinion of the Offered Note Trustee
                           likely, upon coming into effect, to be materially
                           prejudicial to Offered Noteholders, the consent of a
                           Special Majority of Offered Noteholders to the
                           alteration, addition or resolution has been obtained.
                           For the purpose of determining whether a Special
                           Majority of Offered Noteholders has consented to an
                           alteration, addition or revocation, Offered Notes
                           which are beneficially owned by the Issuer or the
                           Manager or by any person directly or indirectly
                           controlling or controlled by or under direct or
                           indirect common control with the Issuer or the
                           Manager, shall be disregarded,

         provided that the Offered Note Trustee, the Manager and the Issuer may
         not alter, add to or revoke any provision of this Deed or the Offered
         Notes unless the Manager has notified the Rating Agencies 5 Business
         Days in advance.

15.2     AMENDMENTS REQUIRING CONSENT OF ALL OFFERED NOTEHOLDERS

         The Offered Note Trustee, the Manager and the Issuer may together agree by way of supplemental deed to make or effect a Payment Modification to this Deed or the Offered Notes (including the Offered Note Conditions)
         if, and only if, the consent has first been obtained of each Offered
         Noteholder to such Payment Modification.

                                                                              36

15.3     COMPLIANCE WITH TIA

         Any supplemental deed altering, adding to or revoking any provision of this Deed or the Offered Notes (including the Offered Note Conditions)
         referred to in this clause 15 must conform, to the extent applicable, with the requirements of the TIA.

15.4     NO RATING AGENCY DOWNGRADE

         The Offered Note Trustee will be entitled to assume that any proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of Offered
         Noteholders if each Rating Agency issues a Rating Affirmation Notice in relation to the alteration, addition or revocation.

15.5     DISTRIBUTION OF AMENDMENTS

         The Issuer must distribute to all Offered Noteholders a copy of any amendment made pursuant to this clause 15 as soon as reasonably practicable after the amendment has been made.

15.6     AMENDMENTS BINDING ON OFFERED NOTEHOLDERS

         Any alteration, addition or revocation of a provision of this Deed or the Offered Notes made pursuant to this clause 15 is binding on all
         Offered Noteholders.

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16.      REPORTS

16.1     REPORTS BY OFFERED NOTE TRUSTEE

         If so required by section 313(a) of the TIA, the Offered Note Trustee shall provide to each Offered Noteholder, and such other persons as the
         Offered Note Trustee is required by section 313(c) of the TIA to provide reports to, at intervals of not more than 12 months (commencing as from the Closing Date) a brief report of the events referred to in section 313(a) of the TIA that have occurred within the preceding 12 months and shall provide such additional reports to Offered
         Noteholders, and such other persons as the Offered Note Trustee is required by section 313(c) of the TIA to provide reports to, as are required by section 313(b) of the TIA at the times specified in that section. A copy of each such report at the time of its provision to
         Offered Noteholders must be copied to the Issuer and the Manager and must be filed by the Offered Note Trustee with the Commission and each stock exchange, if any, on which the Offered Notes are listed.

16.2     REPORTS BY ISSUER

         The Issuer and the Manager each severally covenants that it will:

         (a)      (COPY SECURITIES EXCHANGE ACT REPORTS TO OFFERED NOTE
                  TRUSTEE): file:

                  (i)      with the Commission at such times as are required
                           under the Exchange Act; and

                  (ii)     with the Offered Note Trustee, within 15 days after
                           it is required to file the same with the Commission,

                  copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which it may be required to file with the Commission pursuant to section 13 or 15(d) of the Exchange Act or, if it is not required to file
                  information, documents or reports pursuant to either of such sections, then to file with the Offered Note Trustee and the
                  Commission, in

                                                                              37

                  accordance with the rules and regulations prescribed by the
                  Commission, such of the supplementary and periodic
                  information, documents and reports which may be required
                  pursuant to section 13 of the Exchange Act, in respect of a security listed and registered on a national securities
                  exchange as may be prescribed in such rules and regulations;

         (b)      (OTHER REPORTS): file with the Offered Note Trustee and the
                  Commission, in accordance with rules and regulations
                  prescribed from time to time by the Commission, such
                  additional information, documents and reports with respect to compliance by it with the conditions and covenants of this
                  Deed as may be required from time to time by such rules and regulations; and

         (c)      (SUMMARIES TO OFFERED NOTEHOLDERS): transmit to Offered
                  Noteholders, and such other persons as are required by section
                  314(a)(3) of the TIA, such summaries of any information,
                  documents and reports required to be filed by the Issuer or the Manager pursuant to clauses 16.2(a) and (b) as may be
                  required by rules and regulations prescribed from time to time by the Commission.

16.3     RESTRICTED SECURITIES

         The Issuer and the Manager each severally covenants that it will forthwith notify the Offered Note Trustee, if, at any time, after the
         Closing Date, any Offered Notes become "restricted securities" (as defined in Rule 144(a)(3) of Securities Act of 1933 of the United
         States of America) and during any period during which the Issuer or the
         Manager is neither subject to Sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(d) under the Exchange
         Act, make available to each holder of those Offered Notes in connection with any resale of those Offered Notes and to any prospective purchaser of the Offered Notes from that holder, in each case upon request, the information specified in and meeting the requirements of Rule
         144(A)(d)(4) under the Securities Act.

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17.      CURRENCY INDEMNITY

17.1     IMPROPER CURRENCY RECEIPTS

         If any payment is made by the Issuer under this Deed or the Offered
         Notes or if the Offered Note Trustee or any Offered Noteholder receives or recovers any money under or pursuant to this Deed or the Offered
         Notes in a currency ("RECEIPT CURRENCY") other than the currency in which the money was payable pursuant to the terms of this Deed or the
         Offered Notes ("AGREED CURRENCY"), the Issuer must, as a separate and additional liability, pay to the recipient such additional amount so that after conversion from the Receipt Currency into the Agreed
         Currency of such money so paid, received or recovered and after the payment of all commission and expenses in relation to such conversion the recipient will receive net in its hands an amount in the Agreed
         Currency equal to the amount of the money payable under this Deed or the Offered Notes in the Agreed Currency.

17.2     CURRENCY INDEMNITY

         If a judgment or an order is rendered by any court or tribunal for the payment of any amount payable by the Issuer under this Deed or the
         Offered Notes or for the payment of damages in respect of any breach by the Issuer of this Deed or the Offered Notes or any Insolvency Event in relation to the Issuer occurs resulting in money being payable or receivable in respect of any proof or other claim, and such judgment, order, proof or claim is expressed in a currency ("JUDGMENT CURRENCY")
         other than the currency in which the money was payable pursuant to the terms of this Deed or the Offered Notes ("AGREED CURRENCY"), the Issuer
         must indemnify and hold harmless and keep indemnified the person with the benefit of the judgment, order, proof or claim (as the case may be)
         (the "RECEIVING PARTY") against any deficiency in the

                                                                              38

         Agreed Currency in the amount received by the Receiving Party arising or resulting from any variation as between:

         (a)      (JUDGMENT RATE): the rate of exchange at which the Agreed
                  Currency is converted to the Judgment Currency for the
                  purposes of such judgment, order, proof or claim; and

         (b)      (ACTUAL RATE): the rate of exchange which the Receiving Party is able to purchase the Agreed Currency with the amount of the
                  Judgment Currency actually received by the Receiving Party,

         and such indemnity will continue in full force and effect
         notwithstanding any such judgment, order, proof or claim.

17.3     FAILURE TO PAY PROPER CURRENCY

         Any payment purportedly pursuant to the terms of this Deed or an
         Offered Note in a currency other than the currency in which it is required to be paid will not discharge or satisfy the relevant obligation of the payer to make the payment except to the extent that, and insofar as, the currency in which the payment is required to be made is acquired by sale of the currency in which the payment was actually made.

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18.      EXPENSES AND STAMP DUTIES

18.1     EXPENSES

         Subject to clause 22, the Issuer will on demand reimburse the Offered
         Note Trustee for and keep the Offered Note Trustee indemnified against all expenses including legal costs and disbursements (on a full indemnity basis) incurred by the Offered Note Trustee in connection with:

         (a)      (PREPARATION): the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver under this Deed or amendment to this Deed;

         (b)      (ENFORCEMENT): the exercise, enforcement, preservation or
                  attempted exercise enforcement or preservation of any rights under this Deed including without limitation any expenses
                  incurred in the evaluation of any matter of material concern to the Offered Note Trustee; and

         (c)      (GOVERNMENTAL AGENCY): any enquiry by a Governmental Agency concerning the Issuer or the Assets of the Series Trust or a transaction or activity the subject of the Transaction
                  Documents.

18.2     STAMP DUTIES AND OTHER TAXES

         The Issuer must pay any stamp and other duties and Taxes, including fines and penalties, payable in Australia, the United Kingdom, Belgium,
         Luxembourg, Republic of Ireland or the United States on or in
         connection with:

         (a)      (EXECUTION OF DEED): the execution, delivery and performance of this Deed or any payment, receipt or other transaction
                  contemplated by this Deed;

         (b)      (ISSUE OF OFFERED NOTES): the constitution and original issue and delivery of the Offered Notes; and

         (c)      (PROCEEDINGS): any action taken by the Offered Note Trustee or
                  (where in accordance with this Deed or the Security Trust Deed the Offered Noteholders are

                                                                              39

                  entitled to do so) the Offered Noteholders to enforce the
                  provisions of the Offered Notes, this Deed, the Master Trust
                  Deed, the Series Supplement or the Security Trust Deed.

         The Issuer must indemnify and keep indemnified the Offered Note Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Issuer to pay any such stamp and other duties and Taxes.

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19.      TRUST INDENTURE ACT

19.1     CERTIFICATES AND OPINIONS

         (a)      (OFFERED NOTE CONDITIONS PRECEDENT): Upon any application or request by the Issuer to the Offered Note Trustee to take any action under any provision of this Deed, the Issuer must
                  furnish to the Offered Note Trustee:

                  (i)      a certificate from two Authorised Officers of the
                           Issuer stating that all conditions precedent, if any,
                           provided for in this Deed relating to the proposed
                           action have been complied with;

                  (ii)     Counsel's Opinion stating that all such conditions
                           precedent, if any, have been complied with; and

                  (iii)    if required by the TIA, a certificate from an
                           accountant meeting the applicable requirements of
                           section 314(c)(3) of the TIA,

                  provided that in the case of any such application or request as to which the furnishing of such documents is specifically required by any other provision of this Deed no additional certificate or opinion need be furnished.

         (b)      (FAIR VALUE): The Issuer must furnish to the Offered Note
                  Trustee a certificate or opinion of an engineer, appraiser or other expert as to the fair value:

                  (i)      of any property or securities to be released from the
                           Security Interest created by the Security Trust Deed,
                           where this is required by section 314(d)(1) of the
                           TIA;

                  (ii)     to the Issuer of any securities the deposit of which
                           with the Issuer is to be made the basis for the
                           release of any property or securities subject to the
                           Security Interest created by the Security Trust Deed,
                           where this is required by section 314(d)(2) of the
                           TIA; and

                  (iii)    to the Issuer of any property the subjection of which
                           to the Security Interest created by the Security
                           Trust Deed is to be made the basis for the release of
                           any property or securities subject to the Security
                           Interest created by the Security Trust Deed, where
                           this is required by section 314(d)(3) of the TIA,

                  and every such certificate or opinion must comply with the relevant provisions of section 314(d) of the TIA (and, except as provided otherwise in section 314 of the TIA, may be given by an Authorised Officer of the Issuer).

         (c)      (FORM OF CERTIFICATES AND OPINIONS): Every certificate or
                  opinion with respect to compliance with a Condition or
                  covenant provided for in this Deed (other than the certificate referred to in clause 6.3(c)(i)) shall include:

                                                                              40

                  (i)      a statement that each signatory of such certificate
                           or opinion has read such covenant or Condition and
                           the definitions used therein;

                  (ii)     a brief statement as to the nature and scope of the
                           examination or investigation upon which the
                           statements or opinions contained in such certificate
                           or opinion are based;

                  (iii)    a statement that, in the opinion of each such
                           signatory, such signatory has made such examination
                           or investigation as is necessary to enable such
                           signatory to express an informed opinion as to
                           whether or not such covenant or Condition has been
                           complied with; and

                  (iv)     a statement as to whether, in the opinion of each
                           such signatory such Condition or covenant has been
                           complied with.

19.2     UNDERTAKING FOR COSTS

         (a)      (UNDERTAKING): Subject to clause 19.2(b), all parties to this deed agree, and each Offered Noteholder by such Offered
                  Noteholder's acceptance of the Offered Notes are deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this
                  Deed, or in any suit against the Offered Note Trustee for any action taken, suffered or omitted by it as the Offered Note
                  Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including
                  reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

         (b)      (EXCEPTIONS): The provisions of clause 19.2(a) shall not apply to:

                  (i)      any suit instituted by the Offered Note Trustee;

                  (ii)     any suit instituted by any Offered Noteholder, or
                           group of Offered Noteholders, in each case holding in
                           the aggregate Offered Notes with an Invested Amount
                           of more than 10% of the then aggregate Invested
                           Amount of all Offered Notes; or

                  (iii)    any suit instituted by any Offered Noteholder for the
                           enforcement of the payment of principal or interest
                           on any Offered Note on or after the respective due
                           dates expressed in such Offered Note and in this
                           Deed.

19.3     EXCLUSION OF SECTION 316(A)(1)

         Section 316(a)(1) of the TIA is expressly excluded by this Deed.

19.4     UNCONDITIONAL RIGHTS OF OFFERED NOTEHOLDERS TO RECEIVE PRINCIPAL AND
         INTEREST

         Notwithstanding any other provisions in this Deed, any Offered
         Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on each
         Offered Note held by it on or after the respective due dates thereof expressed in such Offered Note or in this Deed or to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Offered Noteholder, except to the extent that this Deed or the Security Trust Deed contain provisions limiting or denying the right of any Offered Noteholder to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law,

                                                                              41

         result in the surrender, impairment, waiver, or loss of the Security
         Interest created by the Security Trust Deed upon any property subject to such Security Interest.

19.5     CONFLICT WITH TRUST INDENTURE ACT

         The provisions of section 310 to 317 (inclusive) of the TIA are incorporated into, are a part of and govern this deed, whether or not contained in this Deed, unless expressly excluded by this Deed in accordance with the TIA. If any provision of this Deed limits, qualifies or conflicts with any provision that is deemed to be included in this Deed by virtue of any of the provisions of the TIA, such provision deemed to be included in this Deed will prevail.

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20.      GOVERNING LAW AND JURISDICTION

20.1     GOVERNING LAW

         This Deed is governed by and construed in accordance with the laws of the Australian Capital Territory.

20.2     JURISDICTION

         (a)      (SUBMISSION TO JURISDICTION): The Issuer, the Offered Note
                  Trustee, the Manager and each of the Offered Noteholders each irrevocably submits to and accepts generally and
                  unconditionally the non-exclusive jurisdiction of the Courts and appellate Courts of the Australian Capital Territory with respect to any legal action or proceedings which may be
                  brought at any time relating in any way to this Deed.

         (b)      (WAIVER OF INCONVENIENT FORUM): The Issuer, the Offered Note
                  Trustee, the Manager and each of the Offered Noteholders each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings brought in such courts and any claim it may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

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21.      NOTICES

21.1     METHOD OF DELIVERY

         Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed other than to or by an Offered Noteholder must:

         (a)      (IN WRITING AND SIGNED BY AUTHORISED OFFICER): except in the case of a communication by email, be in writing and signed by an Authorised Officer of the party giving the same; and

         (b)      (DELIVERY): be:

                  (i)      left at the address of the addressee;

                  (ii)     sent by prepaid ordinary post to the address of the
                           addressee;

                  (iii)    sent by facsimile to the facsimile number of the
                           addressee; or

                  (iv)     sent by email by an Authorised Officer of the party
                           giving the same in accordance with the addressee's
                           email address,

                  notified by that addressee from time to time to the other
                  parties to this Deed as its address for service pursuant to this Deed.

                                                                              42

21.2     DEEMED RECEIPT

         A notice, request, certificate, demand, consent or other communication under this Deed other than to or by an Offered Noteholder is deemed to have been received:

         (a)      (DELIVERY): where delivered in person, upon receipt;

         (b)      (POST): where sent by post, on the 3rd (or 7th if posted
                  internationally) day after posting;

         (c)      (FAX): where sent by facsimile, on production by the
                  dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

         (d)      (EMAIL): where sent by email, on the date the email is
                  received.

         However, if the time of deemed receipt of any notice is not before 5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business
         Day.

21.3     EMAIL

         A notice, request, certificate, approval, demand, consent or other communication to be given under this Deed may only be given by email where the recipient has separately agreed that that communication or communications of that type, may be given by email.

21.4     NOTICES TO OFFERED NOTEHOLDERS

         Any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed to an Offered Noteholder:

         (a)      (DELIVERY): will be effectively given if it is given in
                  accordance with Condition 11 of the Offered Note Conditions;
                  and

         (b)      (TIME): is deemed to have been given at the time specified in
                  Condition 11 of the Offered Note Conditions.

21.5     NOTICES FROM OFFERED NOTEHOLDERS

         Any notice, request, certificate, approval, document, consent, direction or other communication to be given under this Deed by an
         Offered Noteholder to any person must:

         (a)      (SIGNED): be signed by the Offered Noteholder or an attorney of the Offered Noteholder;

         (b)      (IN WRITING): be in writing;

         (c)      (DELIVERY): be:

                  (i)      left at the address of the addressee;

                  (ii)     sent by prepaid ordinary post to the address of the
                           addressee; or

                  (iii)    sent by facsimile to the facsimile number of the
                           addressee,

                  as set out in the Offered Note Conditions or otherwise as
                  notified by that addressee to the Offered Noteholders from time to time;

                                                                              43

         (d)      (EVIDENCE): be accompanied by such evidence as to its proper execution by the Offered Noteholder as the addressee may
                  reasonably require,

         and will only be effective upon actual receipt by the addressee. For the purposes of seeking any consent, direction or authorisation from
         Offered Noteholders pursuant to this Deed, the TIA (including section
         316 of the TIA) or any Transaction Document the Offered Note Trustee
         may by notice to the Offered Noteholders specify a date (not earlier than the date of the notice) upon which the Offered Noteholders for the purposes of that consent, direction or authorisation will be determined and, if it does so, the persons who are the Offered Noteholders and the
         Invested Amount of the Offered Notes held by them will, for the purposes of that consent, direction or authorisation, be determined based upon the details recorded in the applicable Offered Note Register as at 5.30 pm on that date.

21.6     ISSUER AND MANAGER

         Each of the Issuer and the Manager must maintain an office or an agency in New York where any legal proceedings in respect of this Deed or the
         Offered Notes may be served on it. The Issuer initially appoints C.T.
         Corporation, 111 8th Avenue, New York, New York 10011, as its agent for these purposes. The Manager initially appoints Commonwealth Bank of
         Australia, New York Branch, 599 Lexington Avenue, New York, New York
         10022 as its agent for these purposes.

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22.      ISSUER'S LIMITED LIABILITY

22.1     LIMITATION ON ISSUER'S LIABILITY

         The Issuer enters into this Deed only in its capacity as trustee of the
         Series Trust and in no other capacity. A liability incurred by the
         Issuer acting in its capacity as trustee of the Series Trust arising under or in connection with this Deed is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of Assets of the Series Trust out of which the Issuer is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed (other than clause 22.3) and extends to all liabilities and obligations of the
         Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed.

22.2     CLAIMS AGAINST ISSUER

         The parties other than the Issuer may not sue the Issuer in respect of liabilities incurred by the Issuer acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series
         Trust, including seeking the appointment of a receiver (except in relation to Assets of the Series Trust), a liquidator, an
         administrator, or any similar person to the Issuer or prove in any liquidation, administration or similar arrangements of or affecting the
         Issuer (except in relation to the Assets of the Series Trust).

22.3     BREACH OF TRUST

         The provisions of this clause 22 will not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other
         Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Series
         Trust, as a result of the Issuer's fraud, negligence or wilful default.

22.4     ACTS OR OMISSIONS

         It is acknowledged that the Relevant Parties are responsible under the
         Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the

                                                                              44

         Issuer (including any related failure to satisfy its obligations or any breach of representation or warranty under this Deed) will be considered fraudulent, negligent or a wilful default for the purpose of clause 22.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Issuer under any Transaction Document (other than a person whose acts or omissions the Issuer is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

22.5     NO AUTHORITY

         No attorney or agent appointed in accordance with this Deed has authority to act on behalf of the Issuer in a way which exposes the
         Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the
         Issuer for the purposes of clause 22.3.

22.6     NO OBLIGATION

         The Issuer is not obliged to enter into any commitment or obligation under this Deed or any Transaction Document (including incur any further liability) unless the Issuer's liability is limited in a manner which is consistent with this clause 22 or otherwise in a manner satisfactory to the Issuer in its absolute discretion.

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23.      MISCELLANEOUS

23.1     ASSIGNMENT BY ISSUER

         The Issuer will not assign or otherwise transfer the benefit of this
         Deed or any of its rights, duties or obligations under this Deed except to a Substitute Trustee which is appointed as a successor trustee of the Series Trust under and in accordance with the Master Trust Deed.

23.2     ASSIGNMENT BY MANAGER

         The Manager will not assign or otherwise transfer the benefit of this
         Deed or any of its rights, duties or obligations under this Deed except to a Substitute Manager which is appointed as a successor manager of the Series Trust under and in accordance with the Master Trust Deed.

23.3     ASSIGNMENT BY OFFERED NOTE TRUSTEE

         The Offered Note Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a Substitute Offered Note Trustee which is appointed as a successor trustee under and in accordance with this Deed.

23.4     CERTIFICATE OF OFFERED NOTE TRUSTEE

         A certificate in writing signed by an Authorised Officer of the Offered
         Note Trustee certifying any act, matter or thing relating to this Deed is conclusive and binding on the Issuer in the absence of manifest error on the face of the certificate.

23.5     CONTINUING OBLIGATION

         This Deed is a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge of this Deed has been given to the Issuer.

                                                                              45

23.6     SETTLEMENT CONDITIONAL

         Any settlement or discharge between the Issuer and the Offered Note
         Trustee is conditional upon any security or payment given or made to the Offered Note Trustee by the Issuer or any other person in relation to the Secured Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Offered Note
         Trustee is entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Issuer subsequently as if such settlement or discharge had not occurred.

23.7     INTEREST ON JUDGMENT

         If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Issuer under the Transaction Documents)
         becomes merged in a judgment or order then the Issuer as an independent obligation will pay interest to the Offered Note Trustee on the amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the
         Offered Notes from the date it becomes payable until it is paid.

23.8     SEVERABILITY OF PROVISIONS

         Any provision of this Deed which is illegal, void or unenforceable in any jurisdiction is ineffective in that jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Deed or the enforceability of that provision in any other jurisdiction.

23.9     REMEDIES CUMULATIVE

         The rights and remedies conferred by this Deed upon the Offered Note
         Trustee are cumulative and in addition to all other rights or remedies available to the Offered Note Trustee by Statute or by general law.

23.10    WAIVER

         A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Offered Note Trustee will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Deed or provided by law.

23.11    WRITTEN WAIVER, CONSENT AND APPROVAL

         Any waiver, consent or approval given by the Offered Note Trustee under this Deed will only be effective and will only be binding on the
         Offered Note Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Offered Note
         Trustee or on its behalf by an Authorised Officer for the time being of the Offered Note Trustee.

23.12    TIME OF ESSENCE

         Time is of the essence in respect of the Issuer's obligations under this Deed.

23.13    MORATORIUM LEGISLATION

         To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

                                                                              46

         (a)      (LESSEN OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Issuer any obligation under this Deed; or

         (b)      (DELAY EXERCISE OF POWERS): to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the Offered Note Trustee under this Deed,

         are expressly waived negatived and excluded.

23.14    BINDING ON EACH SIGNATORY

         This Deed binds each of the signatories to this Deed notwithstanding that any one or more of the named parties to this Deed does not execute this Deed, that there is any invalidity forgery or irregularity touching any execution of this Deed or that this Deed is or becomes unenforceable void or voidable against any such named party.

23.15    COUNTERPARTS

         This Deed may be executed in a number of counterparts and all such counterparts taken together is deemed to constitute one and the same instrument.

23.16    CONTRA PROFERENTEM

         Each provision of this Deed will be interpreted without disadvantage to the party who (or whose representative) drafted that provision.

23.17    KNOW YOUR CUSTOMER

         Subject to any confidentiality, privacy or general trust law obligations owed by The Bank of New York to Offered Noteholders or by
         Perpetual Trustee Company Limited to Noteholders and any applicable confidentiality or privacy laws, each party ("INFORMATION PROVIDER")
         agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. Any party may decline to perform any obligation under the Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws. To the extent permitted by law, the Offered Noteholders release The Bank of New York from any confidentiality, privacy or general trust law obligations that
         The Bank of New York would otherwise owe to the Offered Noteholders in its capacity as Offered Note Trustee to the extent that the existence of these obligations would otherwise prevent The Bank of New York from providing information under this clause or any similar clause in any other Transaction Document.

23.18    COMPLIANCE WITH REGULATION AB

         The Offered Note Trustee acknowledges and agrees that to the extent the
         Offered Note Trustee and the Manager agree that the Offered Note
         Trustee is "participating in the servicing function" in relation to the
         Series Trust within the meaning of Item 1122 of Regulation AB, clauses
         16.31(b) and (d) of the Series Supplement will apply to this Deed as if references to "the Servicer" in those clauses were references to the
         Offered Note Trustee and the definition of "Subcontractor" in clause
         1.1 of the Series Supplement will be construed accordingly.

                                                                              47

SCHEDULE 1
FORM OF OFFERED NOTES

Registered                      CUSIP No:                               $[     ]
No. R-                          ISIN No:                           (euro)[     ]
                                Common Code:

Unless this [Class A-1/Class A-3] Note is presented by an authorised representative of [The Depository Trust Company, a New York corporation,
("DTC")/the common depository for Clearstream Banking, societe anonyme
("CLEARSTREAM, LUXEMBOURG")and the Euroclear System ("EUROCLEAR")] to the Issuer
(as defined below) or its agent for registration of transfer, exchange or payment, and any [Class A-1/Class A-3] Note issued is registered in the name of
[Cede & Co./the common depository for Clearstream, Luxembourg and Euroclear] or in such other name as is requested by an authorised representative of
[DTC/Clearstream, Luxembourg and Euroclear] (and any payment is made to [Cede &
Co./the common depository for Clearstream, Luxembourg and Euroclear] or to such other entity as is requested by an authorised representative of [DTC/the common depository for Clearstream, Luxembourg and Euroclear), ANY TRANSFER, PLEDGE OR
OTHER USE OF THE [CLASS A-1/CLASS A-3] NOTE FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL inasmuch as the registered owner hereof, [Cede & Co./the common depository for Clearstream, Luxembourg and Euroclear], has an interest in this [Class A-1/Class A-3] Note.

[The above paragraph is to appear in the Offered Book Entry Notes only.]

Each [Class A-1/Class A-3] Noteholder represents, warrants and covenants (and by its acquisition of a [Class A-1/Class A-3] Note, each [Class A-1/Class A-3]
Noteholder shall be deemed to represent) that it is either (i) not acquiring such [Class A-1/Class A-3] Note with the assets of an "employee benefit plan"
subject to Title I of the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"); a "plan" described by Section 4975(e)(1) of the Internal
Revenue Code of 1986, as amended (the "CODE"); any entity deemed to hold "plan assets" of the foregoing under 29 C.F.R. 2510.3-101; or any governmental plan subject to substantially similar applicable law or (ii) its purchase and holding of such [Class A-1/Class A-3] Note will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or any substantially similar applicable law.

[FOR CLASS A-3 NOTES ONLY]

THIS CLASS A-3 BOOK-ENTRY NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE
SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW,
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE
COMMENCEMENT OF THE OFFERING OF THE CLASS A-3 NOTES, MAY NOT BE OFFERED, RESOLD,
PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES, OR FOR THE ACCOUNT OR
BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT)
EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE
UNITED STATES.

THE PRINCIPAL OF THIS [CLASS A-1/CLASS A-3] NOTE IS PAYABLE IN INSTALMENTS AND
MAY BE SUBJECT TO CHARGE-OFFS OR EXCHANGE AS SET FORTH BELOW, IN THE OFFERED
NOTE TRUST DEED AND IN THE OFFERED NOTE CONDITIONS. ACCORDINGLY, THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS [CLASS A-1/CLASS A-3] NOTE AT ANY TIME MAY BE LESS THAN
THE AMOUNT SHOWN ON THE FACE OF THIS [CLASS A-1 NOTE/CLASS A-3].

              PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007

    (a limited liability company incorporated under the law of Australia and registered in the State of New South Wales)

in its capacity as trustee of the Medallion Trust Series 2006-1G (the "SERIES
                                     TRUST")

                                 (the "ISSUER")

                                                                              48

                           [CLASS A-1/CLASS A-3] NOTE

This [Class A-1/Class A-3] Note is issued by the Issuer in an initial aggregate principal amount of [US$/(euro)] [ ] (the "[CLASS A-1/CLASS A-3] NOTE") and is:

(a)      constituted by an Offered Note Trust Deed (the "OFFERED NOTE TRUST
         DEED") dated [ ] 2006 made between the Issuer, Securitisation Advisory
         Services Pty Limited ABN 88 064 133 946, (the "MANAGER") and The Bank
         of New York (the "OFFERED NOTE TRUSTEE"); and

(b)      issued subject to, and with the benefit of, amongst other things:

         (i)      a Master Trust Deed (the "MASTER TRUST DEED") dated 8 October
                  1997 made between the Manager and Perpetual Trustee Company
                  Limited as amended from time to time;

         (ii)     a Series Supplement (the "SERIES SUPPLEMENT") dated on or
                  about [ ] 2006 made between Commonwealth Bank of Australia ABN
                  48 123 123 124, Homepath Pty Limited ABN 35 081 986 530, the
                  Manager and the Issuer;

         (iii)    a Security Trust Deed (the "SECURITY TRUST DEED") dated on or about [ ] 2006 made between the Issuer, the Manager, the
                  Offered Note Trustee and P.T. Limited ABN 67 004 454 666;

         (iv)     the Agency Agreement (the "AGENCY AGREEMENT") dated on or
                  about [ ] 2006 made between the Issuer, the Offered Note
                  Trustee, the Manager, The Bank of New York as Principal Paying
                  Agent, Agent Bank and US Dollar Note Registrar and The Bank of
                  New York, London Branch as Euro Note Registrar and Paying
                  Agent;

         (v)      the Offered Note Trust Deed; and

         (vi)     the Offered Note Conditions as set out in the Annexure to this
                  [Class A-1/Class A-3] Note (the "OFFERED NOTE CONDITIONS").

Unless defined in this [Class A-1/Class A-3] Note, words and phrases defined in either or both of the Offered Note Trust Deed and the Offered Note Conditions
have the same meaning in this [Class A-1/Class A-3] Note. Where there is any inconsistency in a definition between the Offered Note Trust Deed and the
Offered Note Conditions, the Offered Note Trust Deed prevails.

If this [Class A-1/Class A-3] Note is a [Class A-1/Class A-3] Book-Entry Note
and the Issuer is obliged to issue [Class A-1/Class A-3] Definitive Notes under clause 3.4(a) of the Offered Note Trust Deed, this [Class A-1/Class A-3] Note will be exchangeable in whole upon its surrender at the offices of the [US
Dollar/Euro] Note Registrar as specified in the Offered Note Conditions or notified to [Class A-1/Class A-3] Noteholders from time to time (or such other place as the Offered Note Trustee may agree) for [Class A-1/Class A-3]
Definitive Notes and the Issuer shall execute and procure that the Offered Note
Trustee authenticates and delivers in full exchange for this [Class A-1/Class
A-3] Note, [Class A-1/Class A-3] Definitive Notes in aggregate principal amount equal to the then Invested Amount of this [Class A-1/Class A-3] Note subject to and in accordance with clause 3.4(b) of the Offered Note Trust Deed. The Issuer is not obliged to issue [Class A-1/Class A-3] Definitive Notes until 30 days after the occurrence of an event set out in clause 3.4(a) of the Offered Note
Trust Deed.

The Issuer, in its capacity as trustee of the Series Trust, subject to and in accordance with this [Class A-1/Class A-3] Note, the Offered Note Conditions,
the Agency Agreement, the Series Supplement and the Offered Note Trust Deed,
promises to pay to [Cede & Co./the common depository for Clearsteam, Luxembourg and Euroclear] as the registered holder of this [Class A-1/Class A-3] Note, or to registered assigns of this [Class A-1/Class A-3] Note, the principal sum of
[US$/(euro)] [ ] (or such part of that amount as may become repayable under the
Offered Note Conditions, the Series Supplement and the Offered Note Trust Deed)
on such date(s) as that principal sum (or any part of it) becomes repayable in accordance with the Offered Note Conditions, the Series Supplement and the
Offered Note Trust Deed and to pay interest in arrears on each Quarterly
Distribution Date on the Invested Amount of this [Class

                                                                              49

A-1/Class A-3] Note at rates determined in accordance with Condition 6 of the
Offered Note Conditions. The [Class A-1/Class A-3] Definitive Notes to be issued on that exchange will be in registered form each in the denomination of
[US$/(euro)]100,000 or integral multiples of [US$/(euro)]10,000. If the Issuer fails to meet its obligations to issue [Class A-1/Class A-3] Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the
[Class A-1/Class A-3] Notes under the Offered Note Trust Deed, the Master Trust
Deed, the Series Supplement, the Agency Agreement and this [Class A-1/Class A-3]
Note.

Payments of interest on this [Class A-1/Class A-3] Note due and payable on each
Quarterly Distribution Date, together with the instalment of principal, if any, shall be payable in accordance with Condition 8.1 of the Offered Note Conditions and the Agency Agreement. If this [Class A-1/Class A-3] Note is a [Class
A-1/Class A-3] Book-Entry Note such payments will be made to [the nominee of the
Depository in respect of the Class A-1 Notes (initially, such nominee to be Cede
& Co.)/the common depository for Clearsteam, Luxembourg and Euroclear in respect of the Class A-3 Notes] and each of the persons appearing from time to time in the records of [DTC/Clearsteam, Luxembourg and Euroclear] as the holder of a beneficial interest in a [Class A-1/Class A-3] Note will be entitled to receive any payment so made in respect of that [Class A-1/Class A-3] Note only in accordance with the respective rules and procedures of [DTC/Clearsteam,
Luxembourg and Euroclear]. Such persons will have no claim directly against the
Issuer in respect of payments due on the [Class A-1/Class A-3] Notes which must be made by the holder of this [Class A-1/Class A-3] Note, for so long as this
[Class A-1/Class A-3] Note is outstanding.

On any payment of principal and/or interest on the [Class A-1/Class A-3] Notes details of that payment shall be endorsed by or on behalf of the Issuer in the
[US Dollar/Euro] Note Register and, in the case of payments of principal, the
Invested Amount and the Stated Amount of the [Class A-1/Class A-3] Notes shall be reduced for all purposes by the amount so paid and endorsed in the [US
Dollar/Euro] Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

This [Class A-1/Class A-3] Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an
Authorised Officer or other duly appointed representatives of the Offered Note
Trustee.

This [Class A-1/Class A-3] Note is governed by, and shall be construed in accordance with, the laws of the Australian Capital Territory.

If this [Class A-1/Class A-3] Note is a [Class A-1/Class A-3] Book-Entry Note,
this [Class A-1/Class A-3] Note is a global note.

IN WITNESS the Issuer has caused this [Class A-1/Class A-3] Note to be signed manually by a person duly authorised on its behalf

PERPETUAL TRUSTEE COMPANY LIMITED by:

----------------------------------------------
Authorised Officer/duly appointed representative

IMPORTANT NOTES:

Neither the Manager nor the Issuer is under any obligation at any time to repurchase any [Class A-1/Class A-3] Notes from [Class A-1/Class A-3]
Noteholders.

This [Class A-1/Class A-3] Note is not a certificate of title and the [US
Dollar/Euro] Note Register on which these [Class A-1/Class A-3] Notes are registered is the only conclusive evidence of the title of the abovementioned person to the [Class A-1/Class A-3] Notes.

The Issuer issues this [Class A-1/Class A-3] Note only in its role as trustee of the Series Trust. Any obligation or liability of the Issuer arising under or in any way connected with the Series Trust under the

                                                                              50

Master Trust Deed, the Series Supplement, the Offered Note Trust Deed, this
[Class A-1/Class A-3] Note or any other Transaction Document to which the Issuer is a party is limited to the extent to which it can be satisfied out of the
Assets of the Series Trust out of which the Issuer is actually indemnified for the obligation or liability. This limitation will not apply to any obligation or liability of the Issuer only to the extent that it is not so satisfied because of any fraud, negligence or wilful default on the part of the Issuer. The Issuer will have no liability for any act or omission of the Manager or of any other person (other than a person whose acts or omissions the Issuer is liable for in accordance with any Transaction Document).

Transfers of the [Class A-1/Class A-3] Notes must be pursuant to the annexed form of assignment and otherwise in accordance with clause 5 of the Agency
Agreement.

None of the Manager or the Commonwealth Bank of Australia ABN 48 123 123 124
(the "BANK") as a Seller and the Servicer, or any other member of the
Commonwealth Bank group or the Issuer in its personal capacity or as trustee of any other trust guarantees the payment or repayment of any principal, interest or other amounts owing in respect of the [Class A-1/Class A-3] Notes.

The [Class A-1/Class A-3] Notes do not represent deposits or other liabilities of the Manager, either Seller, the Servicer, the Bank or any other Related Body
Corporate of the Bank. The holding of the [Class A-1/Class A-3] Notes is subject to investment risk, including possible delays in payment and loss of income and principal invested. None of the Manager, either Seller, the Servicer, the Bank or any other Related Body Corporate of the Bank stand in any way behind the capital value and/or performance of the [Class A-1/Class A-3] Notes, or the
Assets held by the Series Trust.

                                                                              51

CERTIFICATE OF AUTHENTICATION

This [Class A-1/Class A-3] Note is authenticated by The Bank of New York as
Offered Note Trustee and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK by:

-----------------------------------------------
Authorised Officer/duly appointed representative

                                                                              52

ASSIGNMENT

Social Security or taxpayer I.D., or other identifying number of assignee:

For value received, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                         (name and address of assignee)

the within [Class A-1/Class A-3] Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said [Class A-1/Class A-3] Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________     _____________________________ *

                                Signature Guaranteed:

                                _____________________________________
                                Signatures must be guaranteed by an "eligible
                                guarantor institution" meeting the requirements
                                of the [US Dollar/Euro] Note Registrar, which
                                requirements include membership or participation
                                in STAMP or such other "signature guarantee
                                program" as may be determined by the [US
                                Dollar/Euro] Note Registrar in addition to, or
                                in substitution for, STAMP, all in accordance
                                with the Securities Exchange Act of 1934, as
                                amended.

__________________________
* NOTE: The signatures to this assignment must correspond with the name of the registered owner as it appears on the face of the within [Class A-1/Class A-3]
Note in every particular without alteration, enlargement or any change whatsoever.

                                                                              53

SCHEDULE 2
FORM OF OFFERED NOTE CONDITIONS

The following, subject to amendments, are the terms and conditions of the
Offered Notes, substantially as they will appear on the reverse of the Offered
Notes.

Offered Notes will initially be issued in book-entry form. Offered Notes in definitive form will only be issued in limited circumstances. While the Offered
Notes remain in book-entry form, the same terms and conditions govern them, except to the extent that they are appropriate only to the Offered Notes in definitive form.

1.       GENERAL

         The issue of the:

         (a)      US$[ ] Class A-1 Mortgage Backed Floating Rate Notes due [ ]
                  (the "CLASS A-1 NOTES");

         (b)      the A$[ ] Class A-2 Mortgage Backed Floating Rate Notes due
                  [ ] (the "CLASS A-2 NOTES");

         (c)      the (euro)[ ] Class A-3 Mortgage Backed Floating Rate Notes due [ ] (the "CLASS A-3 NOTES"); and

         (d)      the A$[ ] Class B Mortgage Backed Floating Rate Notes due [ ]
                  (the "CLASS B NOTES" and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "NOTES"),

         by Perpetual Trustee Company Limited ABN 42 000 001 007, ("PERPETUAL")
         in its capacity as trustee of the Medallion Trust Series 2006-1G (the
         "SERIES TRUST") (Perpetual in such capacity, the "ISSUER") was authorised by a resolution of the board of directors of Perpetual passed on [ ] 2006.

         The Class A-1 Notes and the Class A-3 Notes (together the "OFFERED
         NOTES"):

         (a)      are constituted by an Offered Note Trust Deed (the "OFFERED
                  NOTE TRUST DEED") dated on or about [ ] 2006 made between the
                  Issuer, Securitisation Advisory Services Pty Limited ABN 88
                  064 133 946 (the "MANAGER") and The Bank of New York (the
                  "OFFERED NOTE TRUSTEE") as trustee for the several persons who are for the time being registered holders of the:

                  (i)      Class A-1 Notes (each a "CLASS A-1 NOTEHOLDER" and
                           together the "CLASS A-1 NOTEHOLDERS"); and

                  (ii)     Class A-3 Notes (each a "CLASS A-3 NOTEHOLDER" and
                           together the "CLASS A-3 NOTEHOLDERS"),

                  (the Class A-1 Noteholders together with the Class A-3
                  Noteholders, being the "OFFERED NOTEHOLDERS");

         (b)      are issued subject to, and with the direct or indirect benefit of, amongst other things:

                  (i)      a Master Trust Deed (the "MASTER TRUST DEED") dated 8
                           October 1997 made between the Manager and Perpetual,
                           as amended from time to time;

                  (ii)     a Series Supplement (the "SERIES SUPPLEMENT") dated
                           on or about [ ] 2006 made between Commonwealth Bank
                           of Australia ABN 48 123 123 124 (generally the "BANK"
                           and in its respective capacities under the

                           Series Supplement, a "SELLER" and the initial
                           "SERVICER"), Homepath Pty Limited ABN 35 081 986 530
                           (a "SELLER"), the Manager and Perpetual;

                  (iii)    a Security Trust Deed (the "SECURITY TRUST DEED")
                           dated on or about [ ] 2006 made between the Issuer,
                           the Manager, the Offered Note Trustee and P.T.
                           Limited ABN 67 004 454 666 (the "SECURITY TRUSTEE");

                  (iv)     the Offered Note Trust Deed;

                  (v)      these terms and conditions (the "CONDITIONS"); and

                  (vi)     the Agency Agreement (as defined below).

         Certain provisions of these Conditions (including the definitions herein) are summaries of the Transaction Documents and are subject to the detailed provisions of the Transaction Documents, a copy of which may be inspected as indicated in CONDITION 3.

         Payments of interest and principal, and the calculation of certain amounts and rates, under these Conditions in respect of the Offered
         Notes will be made pursuant to an Agency Agreement (the "AGENCY
         AGREEMENT") dated on or about [ ] 2006 made between the Issuer, the
         Offered Note Trustee, the Manager, The Bank of New York, as the initial principal paying agent (the "PRINCIPAL PAYING AGENT") (together with any other paying agent appointed from time to time under the Agency
         Agreement, the "PAYING AGENTS"), as the initial agent bank (the "AGENT
         BANK") and as the initial US Dollar note registrar for the Class A-1
         Notes (the "US DOLLAR NOTE REGISTRAR"), The Bank of New York, London
         Branch as an initial paying agent for the Offered Notes and the initial
         Euro note registrar for the Class A-3 Notes (the "EURO NOTE REGISTRAR"
         and, together with the US Dollar Note Registrar, the "OFFERED NOTE
         REGISTRARS") and Deutsche International Corporate Services (Ireland)
         Limited as initial paying agent for the Class A-2 Notes and the Offered
         Notes (the "CLASS A-2 IRISH PAYING AGENT" and the "OFFERED NOTE IRISH
         PAYING AGENT").

         The Issuer has entered into an ISDA Master Agreement (the "CURRENCY
         SWAP AGREEMENT") with the Bank (the "CURRENCY SWAP PROVIDER") and the
         Manager, together with a schedule and a credit support annex dated [ ]
         and:

         (a)      a confirmation dated on or about [ ] 2006 relating thereto in respect of the Class A-1 Notes (such confirmation documenting the "CLASS A-1 CURRENCY SWAP"); and

         (b)      a confirmation dated on or about [ ] 2006 relating thereto in respect of the Class A-3 Notes (such confirmation documenting the "CLASS A-3 CURRENCY SWAP" and, together with the Class A-1
                  Currency Swap, the "CURRENCY SWAPS").

         The Manager will make application to the Irish Stock Exchange for the
         Offered Notes to be admitted to the Daily Official List.

         "TRANSACTION DOCUMENTS" means the Master Trust Deed in so far as it relates to the Series Trust, the Series Supplement, the Currency Swap
         Agreement, the Interest Rate Swap Agreement, the Liquidity Facility
         Agreement, the Standby Redraw Facility Agreement, the Pool Mortgage
         Insurance Policy, the Security Trust Deed, the Dealer Agreement, the
         Underwriting Agreement, the Subscription Agreement, the Offered Note
         Trust Deed, these Conditions, the Agency Agreement and any other document which is agreed by the Manager and the Issuer to be a
         Transaction Document in relation to the Series Trust.

         "DEALER AGREEMENT", "POOL MORTGAGE INSURANCE POLICY", "INTEREST RATE
         SWAP AGREEMENT", "LIQUIDITY FACILITY AGREEMENT", "STANDBY REDRAW
         FACILITY AGREEMENT", "SUBSCRIPTION AGREEMENT" and "UNDERWRITING
         AGREEMENT" have the same respective meanings as in the Series
         Supplement.

         "US$" means the lawful currency for the time being of the United States of America, "(EURO)" means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the EC Treaty and "A$" means the lawful currency for the time being of the Commonwealth of Australia.

2.       DEFINITIONS AND INTERPRETATION

2.1      INCORPORATED DEFINITIONS AND OTHER PROVISIONS

         Where in these Conditions a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another
         Transaction Document, any amendment to the meaning of that word or expression, to that other Transaction Document or to that provision (as the case may be) will be of no effect for the purposes of these
         Conditions unless and until the amendment:

         (a)      if it does not effect a Payment Modification (as defined in
                  CONDITION 10.3) is either:

                  (i)      if the Offered Note Trustee is of the opinion that
                           the amendment will not be materially prejudicial to
                           the interests of the Offered Noteholders, consented
                           to by the Offered Note Trustee; or

                  (ii)     otherwise, approved by a Special Majority (as defined
                           in CONDITION 10.3) of the Offered Noteholders under
                           the Offered Note Trust Deed; or

         (b)      if the amendment does effect a Payment Modification (as
                  defined in CONDITION 10.3), is consented to by each Offered
                  Noteholder.

2.2      INTERPRETATION

         In these Conditions, unless the context otherwise requires:

         (a)      a reference to a party includes that party's executors,
                  administrators, successors, substitutes and assigns, including any person replacing that party by way of novation;

         (b)      a reference to any regulation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefore and all
                  ordinances, by-laws, regulations and other statutory
                  instruments issued thereunder;

         (c)      subject to CONDITION 2.1, a reference to any document or
                  agreement is a reference to such document or agreement as
                  amended, varied, supplemented or replaced from time to time;

         (d)      words importing the singular include the plural (and vice
                  versa);

         (e)      words denoting a given gender include all other genders; and

         (f)      headings are for convenience only and do not affect the
                  interpretation of these Conditions.

2.3      CALCULATIONS

         Except as expressly provided otherwise in these Conditions, all calculations in a given currency under these Conditions will be rounded down to the nearest cent in that currency and all other calculations and percentages determined hereunder will be rounded down to the nearest 4 decimal places.

3.       OFFERED NOTEHOLDERS BOUND

         The Offered Noteholders are bound by, and are deemed to have notice of, all the provisions of the Transaction Documents. A copy of each
         Transaction Document is available for inspection during normal business hours on New York business days at the registered office for the time being of the Offered Note Trustee (which is, at the date of these
         Conditions, 101 Barclay Street, 21W, New York, New York, 10286).

4.       FORM, DENOMINATION AND TITLE OF AND TO, AND THE ISSUE OF DEFINITIVE,
         OFFERED NOTES

4.1      FORM AND DENOMINATION

         The Offered Notes will be issued in registered form and:

         (a)      in the case of the Class A-1 Notes, in minimum denominations of US$100,000 and integral multiples of US$1,000; and

         (b)      in the case of the Class A-3 Notes, in minimum denominations of (euro)100,000 and integral multiples of (euro)1,000.

         The initial principal amount of each Offered Note (the "INITIAL
         INVESTED AMOUNT" in relation to that Offered Note) will be stated on its face.

4.2      TITLE

         Title to the Offered Notes will only be shown on, and will only pass by registration in, the registers (the "OFFERED NOTE REGISTERS")
         maintained by the Offered Note Registrars in accordance with the Agency
         Agreement. Offered Notes may be transferred, or may be exchanged for other Offered Notes of the same class in any authorised denominations and a like Invested Amount (as defined in CONDITION 6.5), upon the surrender of the Offered Notes to be transferred or exchanged duly endorsed with or accompanied by a written instrument of transfer and exchange duly executed (with such execution guaranteed by an eligible guarantor institution) and the provision of such other documents as the relevant Offered Note Registrar may reasonably require, to a specified office of the relevant Offered Note Registrar (as set out at the end of these Conditions or otherwise notified to Offered Noteholders) subject to and in accordance with the Agency Agreement. No service charge may be made for any transfer or exchange, but the relevant Offered Note
         Registrar may require payment by the Offered Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Offered Notes.
         The relevant Offered Note Registrar need not register transfers or exchanges of Offered Notes for a period of 30 days preceding the due date for any payment with respect to the Offered Notes or for a period, not exceeding 30 days, specified by the Offered Note Trustee prior to any meeting, which includes Offered Noteholders, under the Master Trust
         Deed or the Security Trust Deed. The Issuer, the Offered Note Trustee,
         the Manager, the Agent Bank and each Paying Agent may accept the correctness of the Offered Note Registers and any information provided to it by the relevant Offered Note Registrar and is not required to enquire into its authenticity. None of the Issuer, the Offered Note
         Trustee, the Manager, the Agent Bank, any Paying Agent or the relevant
         Offered Note Registrar is liable for any mistake in the Offered Note
         Registers or in any purported copy except to the extent that the mistake is attributable to its own fraud, negligence or wilful default.

5.       STATUS, SECURITY AND RELATIONSHIP BETWEEN THE OFFERED NOTES, THE CLASS
         A-2 NOTES, THE CLASS B NOTES AND THE REDRAW BONDS

5.1      STATUS OF THE SECURITIES

         The Notes and the Redraw Bonds (as defined in CONDITION 5.6) (together the "SECURITIES") are direct, secured (as described in CONDITION 5.2)
         limited recourse (as described in CONDITION 5.3) obligations of the
         Issuer.

5.2      SECURITY

         The obligations of the Issuer under the Securities are (amongst the other payment obligations of the Issuer comprising the Secured Moneys
         (as defined below)) secured, pursuant to the Security Trust Deed, in favour of the Security Trustee as trustee for the Secured Creditors (as defined below), by a floating charge (the "CHARGE") over all of the assets and property, real and personal (including choses in action and other rights), tangible and intangible, present or future, of the
         Series Trust (the "CHARGED PROPERTY"). The Charged Property includes an equitable interest in certain mortgage loans, and related mortgages, acquired by the Issuer from the Sellers. The Charge is a first ranking security, subject only to the Prior Interest in the Charged Property.

         "INVESTED AMOUNT" in relation to an Offered Note is defined in
         CONDITION 6.5 and in relation to a Class A-2 Note, Class B Note or
         Redraw Bond (as defined in CONDITION 5.6) means A$100,000 less the aggregate of all amounts previously paid in relation to that Class A-2
         Note, Class B Note or Redraw Bond on account of principal pursuant to clause 10.7 of the Series Supplement.

         "PRIOR INTEREST" means the lien over, and right of indemnification from, the Charged Property held by the Issuer under, and calculated in accordance with, the Master Trust Deed for the fees, costs, charges and expenses incurred by or payable to the Issuer (in its capacity as trustee of the Series Trust) in accordance with the Master Trust Deed and the Series Supplement (other than the Secured Moneys and other than the Arranging Fees (as defined in the Series Supplement) payable to the
         Manager) which are unpaid or paid by the Issuer but not reimbursed to the Issuer from the assets and property of the Series Trust.

         "SECURED CREDITORS" means the Offered Note Trustee (in its personal capacity and as trustee of the Offered Note Trust established under the
         Offered Note Trust Deed), each Agent, each Securityholder, each Hedge
         Provider (as defined in the Series Supplement), the Liquidity Facility
         Provider (as defined in the Series Supplement), the Standby Redraw
         Facility Provider (as defined in the Series Supplement), the Servicer and each Seller.

         "SECURED MONEYS" means, without double counting, the aggregate of all moneys owing to the Security Trustee or to a Secured Creditor under any of the Transaction Documents, whether such amounts are liquidated or not or are contingent or presently accrued due, and includes all rights sounding in damages only provided that:

         (a)      the amount owing by the Issuer in relation to the principal component of a Security is to be calculated by reference to the Invested Amount of that Security; and

         (b)      the amount owing by the Issuer in relation to the principal component of the Standby Redraw Facility Agreement is to be calculated by reference to the aggregate of the Standby Redraw
                  Facility Principal and the Unreimbursed Principal Chargeoffs
                  (as defined in CONDITION 7.10) in relation to the Standby
                  Redraw Facility Principal.

         "SECURITYHOLDERS" means the Offered Noteholders, the Class A-2
         Noteholders (as defined in the Series Supplement), the Class B
         Noteholders (as defined in the Series Supplement) and the Redraw
         Bondholders (as defined in the Series Supplement).

         "STANDBY REDRAW FACILITY PRINCIPAL" has the same meaning as in the
         Series Supplement.

5.3      LIMITED RECOURSE

         The liability of the Issuer to make interest and principal payments on the Offered Notes is limited, except in certain circumstances described in CONDITION 12, to the assets and property of the Series Trust available for this purpose in accordance with, and subject to the order of priority of payments in, the Series Supplement (prior to enforcement of the Charge) or the

         Security Trust Deed (following enforcement of the Charge).

         The net proceeds of realisation of the assets and property of the
         Series Trust (including following enforcement of the Charge) may be insufficient to pay all amounts due to the Offered Noteholders and any other amounts ranking in priority to or equally with amounts due to the
         Offered Noteholders. Except in the limited circumstances described in
         CONDITION 12, the assets of Perpetual held in its personal capacity will not be available for payment of any shortfall arising and all claims in respect of such shortfall will be extinguished. The assets of
         Perpetual held in its capacity as trustee of any other trust (including any other series trust established pursuant to the Master Trust Deed)
         will not in any circumstances be available to pay any amounts due to
         Offered Noteholders.

         None of the Bank, either Seller, the Manager, the Offered Note Trustee, the Security Trustee, any Agent, the Currency Swap Provider or the
         Managers (as defined in the Underwriting Agreement), amongst others, has any obligation to any Offered Noteholder for payment of any amount owed by the Issuer in respect of the Offered Notes.

5.4      NO PREFERENCE WITHIN THE OFFERED NOTES

         The Offered Notes rank equally and rateably and without any preference or priority among themselves except for, after enforcement of the
         Charge, the application of any termination payment payable by the
         Currency Swap Provider to the Issuer under a Currency Swap. Any such termination payment in respect of the Class A-1 Currency Swap will be applied rateably amongst the Class A-1 Noteholders and any such termination payment in respect of the Class A-3 Currency Swap will be applied rateably amongst the Class A-3 Noteholders.

5.5      RANKING OF OFFERED NOTES AND CLASS A-2 NOTES

         (a)      Prior to the enforcement of the Charge, under the Series
                  Supplement the Offered Notes and Class A-2 Notes will rank equally and rateably in relation to the allocation and payment of interest and principal. The amounts payable by the Issuer under the Series Supplement in relation to the Offered Notes will be calculated by reference to the applicable Australian dollar amounts payable by the Issuer to the Currency Swap
                  Provider, which rank equally and rateably with amounts payable in respect of the Class A-2 Notes, which in turn will be
                  applied to meet the payment of interest and the repayment of principal (as applicable) on the Offered Notes as explained, respectively, in CONDITIONS 6.10 and 7.2.

         (b)      Following enforcement of the Charge, under the Security Trust
                  Deed the payment of amounts owing in relation to the Offered
                  Notes and the Class A-2 Notes will rank rateably (the amounts owing in respect of the Offered Notes will, for the purposes of determining distributions to, and allocations between, the
                  Offered Noteholders, the Class A-2 Noteholders and the other
                  Secured Creditors, be converted into A$ in accordance with the
                  Security Trust Deed).

5.6      ISSUE OF REDRAW BONDS

         Under the Series Supplement, the Issuer is entitled to issue debt securities ("REDRAW BONDS") from time to time at the direction of the
         Manager. If prior to a Determination Date, the Manager considers that the aggregate of:

         (a)      the amount by which the aggregate of the Principal
                  Collections, the Principal Draw Reimbursement, the Principal
                  Chargeoff Reimbursements (as defined in CONDITION 7.10) and the Other Principal Amounts for the Collection Period ending on the Determination Date exceeds any Net Income Shortfall on that Determination Date; and

         (b)      the Standby Redraw Facility Advance (if any) to be made on the next Quarterly Distribution Date,

         as estimated by the Manager are likely to be insufficient to meet in full the aggregate of:

         (c)      the Seller Advances; and

         (d)      the Standby Redraw Facility Principal,

         that the Manager estimates will be outstanding on the Determination
         Date, the Manager may direct the Issuer to issue Redraw Bonds for a principal amount specified in the direction. The maximum Stated Amount
         (as hereinafter defined) of the Redraw Bonds outstanding on any
         Quarterly Distribution Date (after taking into account any expected repayment of principal on the Redraw Bonds on that Quarterly
         Distribution Date) must not exceed the Redraw Bond Principal Limit.

         "COLLECTION PERIOD", "DETERMINATION DATE", " QUARTERLY DISTRIBUTION
         DATE", "NET INCOME SHORTFALL", "OTHER PRINCIPAL AMOUNT", "PRINCIPAL
         COLLECTIONS", "PRINCIPAL DRAW REIMBURSEMENT", "REDRAW BOND PRINCIPAL
         LIMIT", "SELLER ADVANCE", "STANDBY REDRAW FACILITY ADVANCE" and "STATED
         AMOUNT" in relation to the Redraw Bonds have the same respective meanings as in the Series Supplement.

         Prior to the enforcement of the Charge, under the Series Supplement:
         (i) the payment of interest on the Redraw Bonds will rank equally and rateably with the payment of interest on the Offered Notes and Class
         A-2 Notes (or, in the case of the Offered Notes, equally and rateably with the payment of the relevant A$ amounts by the Issuer to the
         Currency Swap Provider which in turn will be applied to meet the payment of interest on the Offered Notes as explained in CONDITION
         6.10); and (ii) the repayment of principal on the Redraw Bonds will rank ahead of the repayment of principal on the Offered Notes and Class
         A-2 Notes (or, in the case of the Offered Notes, ahead of the payment of the relevant A$ amounts by the Issuer to the Currency Swap Provider which in turn will be applied to meet the repayment of principal on the
         Offered Notes as explained in CONDITION 7.2).

         Following the enforcement of the Charge, under the Security Trust Deed the payment of amounts owing in relation to the Redraw Bonds will rank rateably with the payment of amounts owing in relation to the Offered
         Notes (the amounts owing in respect of the Offered Notes will, for the purposes of determining distributions to, and allocations between, the
         Offered Noteholders and Redraw Bondholders and other Secured Creditors, be converted into A$ in accordance with the Security Trust Deed).

5.7      SUBORDINATION OF CLASS B NOTES

         Prior to the enforcement of the Charge, the payment of interest in relation to the Class B Notes is subordinated to, amongst other things, the payment of interest on the Offered Notes, the Class A-2 Notes and the Redraw Bonds in accordance with the Series Supplement; and the repayment of the principal on the Class B Notes is, to a certain extent, subordinated to, amongst other things, the repayment of the principal on the Offered Notes, the Class A-2 Notes and the Redraw
         Bonds in accordance with the calculations to be made of the amounts to be paid by the Issuer under the Series Supplement (in the case of the
         Offered Notes, the subordination of the Class B Notes is in respect of the relevant A$ amounts payable by the Issuer to the Currency Swap
         Provider which in turn will be applied to meet the payment of interest and the repayment of principal on the Offered Notes as explained, respectively, in CONDITIONS 6.10 and 7.2).

         Following the enforcement of the Charge, in the distribution of the net proceeds (if any) arising from the enforcement of the Charge, any payment in relation to the Class B Notes will be subordinated to, amongst other things, payment of all amounts due in relation to the
         Offered Notes, the Class A-2 Notes and the Redraw Bonds (the amounts owing in respect of the

         Offered Notes will, for the purposes of determining distributions to, and allocations between, the Offered Noteholders, Class A-2
         Noteholders, Class B Noteholders and other Secured Creditors, be converted into A$ in accordance with the Security Trust Deed).

         The Security Trust Deed contains provisions requiring the Security
         Trustee, subject to other provisions of the Security Trust Deed, to give priority to the interests of the Offered Noteholders, Class A-2
         Noteholders and the Redraw Bondholders if there is a conflict between the interests of the Offered Noteholders, Class A-2 Noteholders and the
         Redraw Bondholders (on the one hand) and any other Secured Creditor, including the Class B Noteholders (on the other hand). In determining the interests of the Offered Noteholders, the Security Trustee may rely on a determination of the Offered Note Trustee.

5.8      THE SECURITIES RANK EQUALLY EXCEPT AS PROVIDED IN THE TRANSACTION
         DOCUMENTS

         The Securities enjoy the same rights, entitlements, benefits and restrictions except as expressly provided in the Transaction Documents.

6.       INTEREST

6.1      PERIOD OF ACCRUAL

         Each Offered Note accrues interest from (and including) [ ] 2006 (the
         "CLOSING DATE") and ceases to accrue interest on (but excluding) the earliest of:

         (a)      the date on which the Stated Amount (as hereinafter defined)
                  of the Offered Note is reduced to zero and all accrued but previously unpaid interest, is paid in full;

         (b)      the date on which the Offered Note is redeemed or repaid in full in accordance with CONDITION 7 (other than CONDITION 7.6)
                  unless, upon presentation, payment is improperly withheld or refused in which case the Offered Note will continue to bear interest in accordance with this CONDITION 6 (both before and after judgment) until (but excluding) whichever is the earlier of:

                  (i)      the day on which all sums due in respect of the
                           Offered Note up to that day are received by or on
                           behalf of the Offered Noteholder; and

                  (ii)     the seventh day after notice is given to the Offered
                           Noteholder (either in accordance with CONDITION 11.1
                           or individually) that, where required by CONDITION
                           8.2, upon presentation thereof being duly made, such
                           payment will be made, provided that upon such
                           presentation payment is in fact made; and

         (c)      the date on which the Offered Note is deemed to be redeemed in accordance with CONDITION 7.6.

         "STATED AMOUNT" in relation to:

         (a)      an Offered Note at any given time means the Initial Invested
                  Amount of that Offered Note less the sum of:

                  (i)      the aggregate of all amounts previously paid in
                           relation to that Offered Note on account of principal
                           pursuant to CONDITION 7.2(C); and

                  (ii)     the aggregate of all then Unreimbursed Principal
                           Chargeoffs (as defined in CONDITION 7.10) in relation
                           to that Offered Note; and

         (b)      any A$ Security (as defined in the Series Supplement) at any given time means A$100,000 less the sum of:

                  (i)      the aggregate of all amounts previously paid in
                           relation to that A$ Security on account of principal
                           pursuant to clause 10.7 of the Series Supplement; and

                  (ii)     the aggregate of all then Unreimbursed Principal
                           Chargeoffs (as defined in the Series Supplement) in
                           relation to that A$ Security.

6.2      ACCRUAL PERIODS

         The period that an Offered Note accrues interest in accordance with
         CONDITION 6.1 is divided into periods (each an "ACCRUAL PERIOD"). The first Accrual Period for an Offered Note commences on (and includes)
         the Closing Date and ends on (but does not include) the first Quarterly
         Distribution Date thereafter. Each succeeding Accrual Period for a
         Class A Note commences on (and includes) a Quarterly Distribution Date and ends on (but does not include) the next Quarterly Distribution
         Date. The final Accrual Period for an Offered Note ends on (but does not include) the date on which interest ceases to accrue on the Offered
         Note pursuant to CONDITION 6.1.

         "QUARTERLY DISTRIBUTION DATE" means the [ ] day of [ ], [ ], [ ] and [
         ] in each year (or, if such a day is not a Business Day, the next
         Business Day). The first Quarterly Distribution Date is [ ] 2006 (or, if that day is not a Business Day, the next Business Day).

         "BUSINESS DAY" means any day on which banks are open for business in
         Sydney, New York City and London and any TARGET Settlement Day, other than a Saturday, a Sunday or a public holiday in Sydney, New York City or London.

         "TARGET SETTLEMENT DAY" means any day on which TARGET (the
         Trans-European Automated Real-time Gross Settlement Express Transfer
         System) is open.

6.3      INTEREST RATE FOR THE CLASS A-1 NOTES

         The rate of interest ("INTEREST RATE") payable from time to time in respect of a Class A-1 Note and an Accrual Period is the aggregate of
         USD-LIBOR-BBA (as hereinafter defined) for that Accrual Period and the
         Issue Margin (as hereinafter defined) in relation to the Class A-1
         Note.

         "USD-LIBOR-BBA" for an Accrual Period will be calculated by the Agent
         Bank in accordance with paragraph (a) (or, if applicable, paragraph
         (b)) below (subject, in the case of the first Accrual Period, to paragraph (c) below):

         (a)      on the second Banking Day before the beginning of the Accrual
                  Period (a "CLASS A-1 RATE SET DATE") the Agent Bank will
                  determine the rate "USD-LIBOR-BBA" as the applicable Floating
                  Rate Option under the 2000 ISDA Definitions of the
                  International Swaps and Derivatives Association, Inc. ("ISDA")
                  (the "ISDA DEFINITIONS") being the rate applicable to any
                  Accrual Period for three-month deposits in US dollars in the
                  London inter-bank market which appears on the Class A-1 Rate
                  Page (as hereinafter defined) as of 11.00am, London time, on the Class A-1 Rate Set Date;

         (b)      if such rate does not appear on the Class A-1 Rate Page at that time, the USD-LIBOR-BBA for that Accrual Period will be determined as if the Issuer and the Agent Bank had specified
                  "USD-LIBOR-Reference Banks" as the applicable Floating Rate
                  Option under the ISDA Definitions. For this purpose
                  "USD-LIBOR-Reference Banks" means that the rate for an Accrual
                  Period will be determined on the basis of the rates at which deposits in US dollars are offered by the Reference Banks
                  (being four major banks in the London interbank market
                  determined by the Agent Bank) at approximately 11.00am, London time, on the Class A-1 Rate Set Date to prime banks in the
                  London interbank market for a period of three months
                  commencing on the first day of the Accrual Period and in a

                  Representative Amount (as defined in the ISDA Definitions).
                  The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its
                  rate. If at least two such quotations are provided, the
                  USD-LIBOR-BBA for that Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are
                  provided as requested, the USD-LIBOR-BBA for that Accrual
                  Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the
                  Agent Bank and the Currency Swap Provider, at approximately
                  11.00am, New York City time, on that Class A-1 Rate Set Date for loans in US dollars to leading European banks for a period of three months commencing on the first day of the Accrual
                  Period and in a Representative Amount. If no such rates are available in New York City, then the USD-LIBOR-BBA for such
                  Accrual Period will be the most recently determined rate in accordance with paragraph (a); and

         (c)      the USD-LIBOR-BBA for the first Accrual Period will be the rate determined by linear interpolation calculated in
                  accordance with paragraph (a) or, if applicable, paragraph (b)
                  above with reference to the duration of the first Accrual
                  Period.

         "BANKING DAY" means any day on which banks are open for business in
         London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

         "CLASS A-1 RATE PAGE" means Telerate Page 3750 or, if Telerate Page
         3750 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the
         Agent Bank or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Agent Bank and approved by the
         Offered Note Trustee.

         "ISSUE MARGIN" in relation to a Class A-1 Note means, subject to the following:

         (a)      for the period from, and including, the Closing Date to, but excluding, the first Quarterly Distribution Date (the "STEP-UP
                  DATE") after the Quarterly Distribution Date on which the
                  aggregate Mortgage Loan Principal (as defined in the Series
                  Supplement) expressed as a percentage of the aggregate
                  Mortgage Loan Principal at the beginning of business (Sydney time) on [ ] 2006 falls below 10%, [ ]% per annum; and

         (b)      for the period from, and including, the Step-Up Date to, but excluding, the date on which that Class A-1 Note ceases to accrue interest in accordance with CONDITION 6.1, [ ]% per annum.

         If the Issuer, at the direction of the Manager, proposes to exercise its option to redeem the Securities at their Stated Amount in accordance with CONDITION 7.3 on a Quarterly Distribution Date but is unable to do so because, following a meeting of Securityholders convened under the provisions of the Security Trust Deed by the Manager for this purpose, the Securityholders have not approved by an
         Extraordinary Resolution (as defined in CONDITION 9.1) the redemption of the Securities at their Stated Amount, then the Issue Margin in relation to each Class A-1 Note from, and including, that Quarterly
         Distribution Date to, but excluding, the date on which that Class A-1
         Note ceases to accrue interest in accordance with CONDITION 6.1, is [
         ]% per annum.

         There is no maximum or minimum Interest Rate for the Class A-1 Notes.

6.4      INTEREST RATE FOR THE CLASS A-3 NOTES

         The Interest Rate payable from time to time in respect of a Class A-3
         Note and an Accrual Period is the aggregate of EUR-EURIBOR-Telerate (as hereinafter defined) for that Accrual Period and the Issue Margin (as hereinafter defined) in relation to the Class A-3 Note.

         "EUR-EURIBOR-TELERATE" for an Accrual Period will be calculated by the
         Agent Bank in accordance with paragraph (a) (or, if applicable, paragraph (b)) below (subject, in the case of the first Accrual Period, to paragraph (c) below):

         (a)      on the second TARGET Settlement Day before the beginning of the Accrual Period (a "CLASS A-3 RATE SET DATE") the Agent
                  Bank will determine the rate "EUR-EURIBOR-TELERATE" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable for three-month deposits in Euros which appears on the Class A-3 Rate Page (as hereinafter
                  defined) as of 11.00 a.m., Brussels time, on the Class A-3
                  Rate Set Date;

         (b)      if such rate does not appear on the Class A-3 Rate Page at that time, the EUR-EURIBOR-Telerate for that Accrual Period will be determined as if the Issuer and the Agent Bank had specified "EUR-EURIBOR-REFERENCE BANKS" as the applicable
                  Floating Rate Option under the ISDA Definitions. For this
                  purpose "EUR-EURIBOR-REFERENCE BANKS" means that the rate for an Accrual Period will be determined on the basis of the rates at which deposits in Euros are offered by the Reference Banks
                  (being four major banks in the Euro-zone interbank market
                  determined by the Agent Bank) at approximately 11.00 a.m.,
                  Brussels time, on the Class A-3 Rate Set Date to prime banks in the Euro-zone interbank market for a period of three months commencing on the first day of that Accrual Period and in a
                  Representative Amount (as defined in the ISDA Definitions).
                  The Agent Bank will request the principal Euro-zone office of each of the Reference Banks to provide a quotation of its
                  rate. If at least two such quotations are provided, the
                  EUR-EURIBOR-Telerate for that Accrual Period will be the
                  arithmetic mean of the quotations. If fewer than two
                  quotations are provided as requested, the EUR-EURIBOR-Telerate for that Accrual Period will be the arithmetic mean of the rates quoted by not less than two major banks in the
                  Euro-zone, selected by the Agent Bank, at approximately 11.00
                  a.m., Brussels time, on that Class A-3 Rate Set Date for loans in Euros to leading European banks for a period of three
                  months commencing on the first day of that Accrual Period and in a Representative Amount. If no such rates are available in
                  Brussels, then the EUR-EURIBOR-Telerate for such Accrual
                  Period will be the most recently determined rate in accordance with paragraph (a); and

         (c)      the EUR-EURIBOR-Telerate for the first Accrual Period will be the rate determined by linear interpolation calculated in
                  accordance with paragraph (a) or, if applicable, paragraph (b)
                  above with reference to the duration of the first Accrual
                  Period.

         "CLASS A-3 RATE PAGE" means Telerate Page 248 or, if Telerate Page 248 ceases to quote the relevant rate, such other page, section or part of
         Telerate as quotes the relevant rate and is selected by the Agent Bank or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Agent Bank and approved by the Offered
         Note Trustee.

         "ISSUE MARGIN" in relation to a Class A-3 Note means, subject to the following:

         (a)      for the period from, and including, the Closing Date to, but excluding, the first Quarterly Distribution Date (the "STEP-UP
                  DATE") after the Quarterly Distribution Date on which the
                  aggregate Mortgage Loan Principal (as defined in the Series
                  Supplement) expressed as a percentage of the aggregate
                  Mortgage Loan Principal at the beginning of business (Sydney time) on [ ] 2006 falls below 10%, [ ]% per annum; and

         (b)      for the period from, and including, the Step-Up Date to, but excluding, the date on which that Class A-3 Note ceases to accrue interest in accordance with CONDITION 6.1, [ ]% per annum.

         If the Issuer, at the direction of the Manager, proposes to exercise its option to redeem the Securities at their Stated Amount in accordance with CONDITION 7.3 on a Quarterly Distribution Date but is unable to do so because, following a meeting of Securityholders convened under the provisions of the Security Trust Deed by the Manager for this purpose, the Securityholders have not approved by an
         Extraordinary Resolution (as defined in CONDITION 9.1) the redemption of the Securities at their Stated Amount, then the Issue Margin in relation to each Class A-3 Note from, and including, that Quarterly
         Distribution Date to, but excluding, the date on which that Class A-3
         Note ceases to accrue interest in accordance with CONDITION 6.1, is [
         ]% per annum.

         There is no maximum or minimum Interest Rate for the Class A-3 Notes.

6.5      CALCULATION OF INTEREST ON THE OFFERED NOTES

         (a)      Interest on each Class A-1 Note for an Accrual Period (the
                  "CLASS A-1 INTEREST AMOUNT") is calculated by applying the
                  Interest Rate for that Class A-1 Note for that Accrual Period to the Invested Amount of that Class A-1 Note on the first day of the Accrual Period (after taking into account any
                  reductions in the Invested Amount of that Class A-1 Note on that day), by then multiplying such product by the actual
                  number of days in the Accrual Period divided by 360 and
                  rounding the resultant figure down to the nearest cent.

         (b)      Interest on each Class A-3 Note for an Accrual Period (the
                  "CLASS A-3 INTEREST AMOUNT") is calculated by applying the
                  Interest Rate for that Class A-3 Note for that Accrual Period to the Invested Amount of that Class A-3 Note on the first day of the Accrual Period (after taking into account any
                  reductions in the Invested Amount of that Class A-3 Note on that day), by then multiplying such product by the actual
                  number of days in the Accrual Period divided by 360 and
                  rounding the resultant figure down to the nearest cent.

         "INVESTED AMOUNT" in relation to an Offered Note means the Initial
         Invested Amount of that Offered Note less the aggregate of all amounts previously paid in relation to that Offered Note on account of principal pursuant to CONDITION 7.2(C).

6.6      DETERMINATION OF INTEREST RATES AND INTEREST AMOUNTS

         (a)      The Agent Bank will, as soon as practicable after 11.00am
                  (London time or, if applicable, New York City time) on each
                  Class A-1 Rate Set Date, determine the Interest Rate in
                  relation to the Class A-1 Notes, and calculate the Class A-1
                  Interest Amount, for the immediately succeeding Accrual Period in accordance with, respectively, CONDITIONS 6.3 and 6.5(A).
                  The determination of the Interest Rate in relation to the
                  Class A-1 Notes, and the calculation of the Class A-1 Interest
                  Amount, by the Agent Bank in accordance with, respectively,
                  CONDITIONS 6.3 and 6.5(A) will (in the absence of manifest error, wilful default or bad faith) be final and binding upon all parties.

         (b)      The Agent Bank will, as soon as practicable after 11.00am
                  (Brussels time) on each Class A-3 Rate Set Date, determine the
                  Interest Rate in relation to the Class A-3 Notes, and
                  calculate the Class A-3 Interest Amount, for the immediately succeeding Accrual Period in accordance with, respectively,
                  CONDITIONS 6.3 and 6.5(B). The determination of the Interest
                  Rate in relation to the Class A-3 Notes, and the calculation of the Class A-3 Interest Amount, by the Agent Bank in
                  accordance with, respectively, CONDITIONS 6.3 and 6.5(B) will
                  (in the absence of manifest error, wilful default or bad
                  faith) be final and binding upon all parties.

6.7      NOTIFICATION AND PUBLICATION OF INTEREST RATES AND INTEREST AMOUNTS

         The Agent Bank will cause the Interest Rates for the Class A-1 Notes and the Class A-3 Notes

         and the Class A-1 Interest Amount and the Class A-3 Interest Amount for
         each Accrual Period, and the date of the next Quarterly Distribution
         Date, to be notified to the Issuer, the Manager, the Offered Note
         Trustee, the Currency Swap Provider, the Paying Agents and the Irish
         Stock Exchange (for so long as the Offered Notes are listed on the
         Daily Official List of the Irish Stock Exchange) on or as soon as practical after the Agent Bank has determined the Interest Rates for the Class A-1 Notes and the Class A-3 Notes and calculated the Class
         A-1 Interest Amount and the Class A-3 Interest Amount or on such earlier date as the Irish Stock Exchange may require (for so long as the Offered Notes are listed on the Daily Official List of the Irish
         Stock Exchange) and will cause the same to be published in accordance with CONDITION 11.2 as soon as practical after that notification. The
         Class A-1 Interest Amount, the Class A-3 Interest Amount and the
         Quarterly Distribution Date may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Accrual Period. If following the occurrence of an Event of Default (as defined in
         CONDITION 9.1), the Security Trustee declares in accordance with the
         Security Trust Deed that the Offered Notes are immediately due and payable, the Class A-1 Interest Amount, the Class A-3 Interest Amount
         and the Interest Rates in respect of the Class A-1 Notes and the Class
         A-3 Notes will nevertheless continue to be calculated by the Agent Bank in accordance with this Condition, but no publication of the Class A-1
         Interest Amount, the Class A-3 Interest Amount or the Interest Rates
         for the Class A-1 Notes and the Class A-3 Notes so calculated or the
         Quarterly Distribution Dates needs to be made unless, in the case of the Class A-1 Interest Amount, the Class A-3 Interest Amount or the
         Interest Rates for the Class A-1 Notes and the Class A-3 Notes, the
         Offered Note Trustee otherwise requires.

6.8      DETERMINATION OR CALCULATION BY THE OFFERED NOTE TRUSTEE

         If the Agent Bank at any time for any reason does not determine the
         Interest Rates in respect of the Class A-1 Notes and the Class A-3
         Notes, or calculate the Class A-1 Interest Amount or the Class A-3
         Interest Amount, in accordance with this CONDITION 6, the Offered Note
         Trustee will do so and each such determination or calculation by the
         Offered Note Trustee will be as if made by the Agent Bank. In doing so, the Offered Note Trustee will apply the foregoing provisions of this
         CONDITION 6, with any necessary consequential amendments, to the extent that it can and in all other respects it will do so in such a manner as it considers to be fair and reasonable in all the circumstances.

6.9      AGENT BANK

         The Issuer will procure that, for so long as any of the Offered Notes remain outstanding, there will at all times be an Agent Bank. The
         Issuer, at the direction of the Manager, may with the prior written approval of the Offered Note Trustee, terminate the appointment of the
         Agent Bank immediately on the occurrence of certain events specified in the Agency Agreement in relation thereto or, otherwise, by giving not less than 60 days' notice in writing to, amongst others, the Agent
         Bank. Notice of that termination will be given by the Issuer to the
         Offered Noteholders in accordance with CONDITION 11.1. If any person is unable or unwilling to continue to act as the Agent Bank, or if the appointment of the Agent Bank is terminated, the Issuer, at the direction of the Manager, will appoint a successor Agent Bank to act as such in its place, provided that neither the resignation nor removal of the Agent Bank will take effect until a successor approved by the
         Offered Note Trustee has been appointed and notice of the appointment of the successor has been given by the Issuer to the Offered
         Noteholders in accordance with CONDITION 11.1. The initial Agent Bank and its specified office are set out at the end of these Conditions.

6.10     PAYMENT OF THE INTEREST AMOUNTS

         The Class A-1 Interest Amount for each Accrual Period in relation to a
         Class A-1 Note is payable in arrears in US$ on the Quarterly
         Distribution Date which is the last day of the Accrual Period. The
         Class A-3 Interest Amount for each Accrual Period in relation to a
         Class A-3 Note is payable in arrears in Euro on the Quarterly
         Distribution Date which is the last day of the Accrual Period. On each
         Quarterly Distribution Date prior to the enforcement of the

         Charge, the Issuer must:

         (a)      to the extent that there are funds available for this purpose in accordance with the Series Supplement pay, in accordance with the directions of the Manager:

                  (i)      the A$ Class A-1 Floating Amount and any A$ Class A-1
                           Unpaid Floating Amount in relation to that Quarterly
                           Distribution Date to the Currency Swap Provider in
                           accordance with the Class A-1 Currency Swap; and

                  (ii)     the A$ Class A-3 Floating Amount and any A$ Class A-3
                           Unpaid Floating Amount in relation to that Quarterly
                           Distribution Date to the Currency Swap Provider in
                           accordance with the Class A-3 Currency Swap;

         (b)      direct the Currency Swap Provider (which direction may be
                  contained in the applicable Currency Swap) to pay the Class
                  A-1 Interest Payments and the Class A-3 Interest Payments on
                  each Quarterly Distribution Date to the Principal Paying Agent
                  in accordance with the Agency Agreement; and

         (c)      direct the Principal Paying Agent (which direction may be
                  contained in the Agency Agreement) to pay:

                  (i)      the Class A-1 Interest Payments received by it from
                           the Currency Swap Provider under the Class A-1
                           Currency Swap on a Quarterly Distribution Date
                           rateably amongst the Class A-1 Notes based on their
                           Stated Amounts towards the Class A-1 Interest Amount
                           in relation to each Class A-1 Note in relation to the
                           Accrual Period ending on that Quarterly Distribution
                           Date and any then Class A-1 Unpaid Interest Amount
                           (as defined in CONDITION 6.11) in relation to each
                           Class A-1 Note (to the extent included in the Class
                           A-1 Interest Payment) in accordance with, and subject
                           to, these Conditions and the Agency Agreement; and

                  (ii)     the Class A-3 Interest Payments received by it from
                           the Currency Swap Provider under the Class A-3
                           Currency Swap on a Quarterly Distribution Date
                           rateably amongst the Class A-3 Notes based on their
                           Stated Amounts towards the Class A-3 Interest Amount
                           in relation to each Class A-3 Note in relation to the
                           Accrual Period ending on that Quarterly Distribution
                           Date and any then Class A-3 Unpaid Interest Amount
                           (as defined in CONDITION 6.11) in relation to each
                           Class A-3 Note (to the extent included in the Class
                           A-3 Interest Payment) in accordance with, and subject
                           to, these Conditions and the Agency Agreement.

         "A$ CLASS A-1 FLOATING AMOUNT", "A$ CLASS A-1 UNPAID FLOATING AMOUNT",
         "CLASS A-1 INTEREST PAYMENT", "A$ CLASS A-3 FLOATING AMOUNT", "A$ CLASS
         A-3 UNPAID FLOATING AMOUNT" and "CLASS A-3 INTEREST PAYMENT" have the same respective meanings as in the Series Supplement.

6.11     INTEREST ON UNPAID INTEREST AMOUNTS

         If interest is not paid in respect of an Offered Note on the date when due and payable, that unpaid interest will itself bear interest at the
         Interest Rate in relation to that Offered Note applicable from time to time until (but excluding the date of payment) the unpaid interest, and interest on it, is paid in accordance with CONDITION 6.10 (the unpaid interest and interest on that unpaid interest, in relation to a Class
         A-1 Note, is a "CLASS A-1 UNPAID INTEREST AMOUNT" and the unpaid interest and interest on that unpaid interest, in relation to a Class
         A-3 Note, is a "CLASS A-3 UNPAID INTEREST AMOUNT").

7.       REDEMPTION OF THE OFFERED NOTES

7.1      FINAL REDEMPTION OF THE OFFERED NOTES

         Unless previously redeemed (or deemed to be redeemed) in full, the
         Issuer will redeem the Offered Notes at their then Stated Amount, together with all then accrued but unpaid interest, on the Quarterly
         Distribution Date occurring in [ ] (the "SCHEDULED MATURITY DATE").

7.2      PART REDEMPTION OF OFFERED NOTES

         Subject to CONDITIONS 7.3, 7.4 and 7.6, on each Quarterly Distribution
         Date prior to the enforcement of the Charge until the Stated Amount of the Offered Notes is reduced to zero the Issuer must:

         (a)      pay, in accordance with the directions of the Manager:

                  (i)      the A$ Class A-1 Principal Amount (if any) in
                           relation to that Quarterly Distribution Date to the
                           Currency Swap Provider in accordance with the Class
                           A-1 Currency Swap; and

                  (ii)     the A$ Class A-3 Principal Amount (if any) in
                           relation to that Quarterly Distribution Date to the
                           Currency Swap Provider in accordance with the Class
                           A-3 Currency Swap;

         (b)      direct the Currency Swap Provider (which instruction may be contained in the applicable Currency Swap) to pay on each
                  Quarterly Distribution Date to the Principal Paying Agent in
                  accordance with the Agency Agreement:

                  (i)      the US$ Equivalent of the amount of the A$ Class A-1
                           Principal Amount (such US$ Equivalent of the A$ Class
                           A-1 Principal Amount being the "CLASS A-1 PRINCIPAL
                           AMOUNT") received under the Class A-1 Currency Swap
                           by the Currency Swap Provider from the Issuer on that
                           Quarterly Distribution Date; and

                  (ii)     the Euro Equivalent of the amount of the A$ Class A-3
                           Principal Amount (such Euro Equivalent of the A$
                           Class A-3 Principal Amount being the "CLASS A-3
                           PRINCIPAL AMOUNT") received under the Class A-3
                           Currency Swap by the Currency Swap Provider from the
                           Issuer on that Quarterly Distribution Date; and

         (c)      direct the Principal Paying Agent (which direction may be
                  contained in the Agency Agreement) to pay:

                  (i)      the Class A-1 Principal Amount received under the
                           Class A-1 Currency Swap from the Currency Swap
                           Provider equally amongst the Class A-1 Notes towards
                           the repayment of the Stated Amount on the Class A-1
                           Notes; and

                  (ii)     the Class A-3 Principal Amount received under the
                           Class A-3 Currency Swap from the Currency Swap
                           Provider equally amongst the Class A-3 Notes towards
                           the repayment of the Stated Amount on the Class A-3
                           Notes,

                  in accordance with, and subject to, these Conditions and the
                  Agency Agreement. Such payments of the Stated Amounts on an
                  Offered Note will constitute a redemption of that Offered Note in part to the extent of such repayment and, upon such
                  repayment, the obligation of the Issuer with respect to that
                  Offered Note will be discharged to the extent of such
                  repayment.

         "A$ CLASS A-1 PRINCIPAL AMOUNT", "A$ CLASS A-3 PRINCIPAL AMOUNT", "EURO
         EQUIVALENT" and "US$ EQUIVALENT" have the same respective meanings as in the Series Supplement.

7.3      CALL OPTION

         The Issuer will, subject to the other provisions of this CONDITION 7 and prior to the enforcement of the Charge, when directed by the
         Manager (at the Manager's option), redeem all, but not some only, of the Securities at their then Invested Amount, subject to the following, together with all accrued but unpaid interest in respect of the
         Securities to (but excluding) the date of redemption, on any Quarterly
         Distribution Date falling on or after the date on which the aggregate
         Mortgage Loan Principal (as defined in the Series Supplement) expressed as a percentage of the aggregate Mortgage Loan Principal at the beginning of business (Sydney time) on [ ] 2006 falls below 10%.

         Notwithstanding the foregoing, the Issuer may redeem the Securities at their Stated Amount, instead of at their Invested Amount, together with accrued but unpaid interest in respect of the Securities to (but excluding) the date of redemption, if so approved by an Extraordinary
         Resolution (as defined in CONDITION 9.1) of the Securityholders together.

         The Manager will not direct the Issuer to, and the Issuer will not, so redeem the Securities on such a Quarterly Distribution Date unless the
         Issuer is in a position on the Quarterly Distribution Date to repay in respect of the Securities their then Invested Amount or Stated Amount, as required, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Security Trust Deed to be paid in priority to or equally with the Securities of all classes if the Charge were enforced.

         The Issuer will give not more than 60 nor less than 45 days' notice
         (which will be irrevocable) of the Quarterly Distribution Date on which a proposed redemption under this CONDITION 7.3 will occur to the
         Sellers, the Offered Note Trustee, the Principal Paying Agent, the
         Agent Bank and to the Offered Noteholders in accordance with CONDITION
         11.1.

7.4      REDEMPTION FOR TAXATION OR OTHER REASONS

         If the Manager satisfies the Issuer and the Offered Note Trustee immediately prior to giving the notice referred to below that by virtue of a change in law of the Commonwealth of Australia or any of its political subdivisions or any of its authorities or any other jurisdiction to which the Issuer becomes subject (or the application or official interpretation thereof) (a "RELEVANT JURISDICTION") from that in effect on the Closing Date, either:

         (a)      on the next Quarterly Distribution Date the Issuer will be required to deduct or withhold from any payment of principal or interest in respect of the Offered Notes or any other class of the Securities any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction; or

         (b)      the total amount payable in respect of interest in relation to any of the Mortgage Loans (as defined in the Series
                  Supplement) for a Collection Period (as defined in the Series
                  Supplement) ceases to be receivable (whether or not actually received) by the Issuer during such Collection Period by
                  reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied,
                  collected, withheld or assessed by a Relevant Jurisdiction,

         and, in each case, such obligation cannot be avoided by the Issuer taking reasonable measures available to it, the Issuer must, when so directed by the Manager (at the Manager's option), redeem all, but not some only, of the Securities on any subsequent Quarterly Distribution
         Date at their then Invested Amount, subject to the following, together with accrued but unpaid

         interest in respect of the Securities to (but excluding) the date of redemption. Notwithstanding the foregoing, the Issuer may redeem the
         Securities at their Stated Amount, instead of at their Invested Amount, together with accrued but unpaid interest in respect of the Securities to (but excluding) the date of redemption, if so approved by an
         Extraordinary Resolution (as defined in CONDITION 9.1) of the
         Securityholders together.

         The Manager will not direct the Issuer to, and the Issuer will not, so redeem the Securities unless the Issuer is in a position on such
         Quarterly Distribution Date to repay in respect of the Securities their then Invested Amount or Stated Amount, as required, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Security Trust Deed to be paid in priority to or equally with the Securities of all classes if the Charge were enforced.

         The Issuer will give not more than 60 nor less than 45 days' notice
         (which will be irrevocable) of the Quarterly Distribution Date on which a proposed redemption under this CONDITION 7.4 will occur to the
         Offered Note Trustee, the Sellers, the Principal Paying Agent, the US
         Dollar Note Registrar, the Euro Note Registrar, the Agent Bank and the
         Offered Noteholders in accordance with CONDITION 11.1.

         If an event referred to in paragraph (a) of this CONDITION 7.4 occurs in respect of only the Offered Notes (and not any other Securities) and as a result thereof the Issuer gives notice in accordance with this
         CONDITION 7.4 that it proposes to redeem all of the Securities on the
         Quarterly Distribution Date referred to in that notice, the Offered
         Noteholders may by a Special Majority (as defined in CONDITION 10.3) in accordance with the Offered Note Trust Deed elect that they do not require the Issuer to redeem the Offered Notes. If the Offered
         Noteholders make such an election they (or the Offered Note Trustee on their behalf) must notify the Issuer and the Manager not less than 21 days before the proposed Quarterly Distribution Date for the redemption of the Offered Notes. Upon receipt of such a notice, the Issuer must not so redeem the Securities.

7.5      CERTIFICATION

         For the purpose of any redemption made under CONDITION 7.3 or 7.4, the
         Issuer and the Offered Note Trustee may rely on any certificate of an
         Authorised Officer (as defined in the Master Trust Deed) of the Manager that the Issuer will be in a position to repay in respect of the
         Securities their then Invested Amount or Stated Amount, as applicable, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts required under the Security Trust Deed to be paid in priority to or equally with the Securities if the Charge were enforced.

7.6      REDEMPTION ON FINAL PAYMENT

         Upon a final distribution being made in respect of the Offered Notes under clause 26.12 of the Series Supplement or clause 13.1 of the
         Security Trust Deed, the Offered Notes will thereupon be deemed to be redeemed and discharged in full and any obligation to pay any accrued but then unpaid Class A-1 Interest Amount, Class A-3 Interest Amount,
         Class A-1 Unpaid Interest Amount or any Class A-3 Unpaid Interest
         Amount or any then unpaid Invested Amount, Stated Amount or other amounts in relation to the Offered Notes will be extinguished in full.

7.7      CANCELLATION

         All Offered Notes redeemed in full (or deemed to be redeemed in full)
         pursuant to the above Conditions will be cancelled and may not be resold or reissued.

7.8      NO PAYMENT IN EXCESS OF STATED AMOUNT

         Subject to CONDITIONS 7.3 and 7.4, no amount of principal will be repaid in respect of an Offered Note in excess of the Stated Amount of the Offered Note.

7.9      APPLICATION OF PRINCIPAL CHARGEOFFS

         (a)      If on a Determination Date (as hereinafter defined) any
                  Principal Chargeoff is allocated to the Class A-1 Notes in accordance with the Series Supplement, it will reduce the
                  Stated Amount of the Class A-1 Notes (equally and rateably according to their Stated Amount) by an amount equal to the
                  US$ Equivalent of the amount so allocated until the Stated
                  Amount of the Class A-1 Notes is reduced to zero.

         (b)      If on a Determination Date (as hereinafter defined) any
                  Principal Chargeoff is allocated to the Class A-3 Notes in accordance with the Series Supplement, it will reduce the
                  Stated Amount of the Class A-3 Notes (equally and rateably according to their Stated Amount) by an amount equal to the
                  Euro Equivalent of the amount so allocated until the Stated
                  Amount of the Class A-3 Notes is reduced to zero.

         A reduction in the Stated Amount of an Offered Note in accordance with the foregoing will take effect on the next Quarterly Distribution Date.

         "DETERMINATION DATE" and "PRINCIPAL CHARGEOFF" have the same respective meanings as in the Series Supplement.

7.10     PRINCIPAL CHARGEOFF REIMBURSEMENT

         (a)      If on a Determination Date any Principal Chargeoff
                  Reimbursement is allocated to the Class A-1 Notes in
                  accordance with the Series Supplement, it will reduce the
                  Unreimbursed Principal Chargeoffs of the Class A-1 Notes
                  (rateably according to their amount of Unreimbursed Principal
                  Chargeoffs) by an amount equal to the US$ Equivalent of the amount so allocated until the Unreimbursed Principal
                  Chargeoffs in respect of the Class A-1 Notes are reduced to zero.

         (b)      If on a Determination Date any Principal Chargeoff
                  Reimbursement is allocated to the Class A-3 Notes in
                  accordance with the Series Supplement, it will reduce the
                  Unreimbursed Principal Chargeoffs of the Class A-3 Notes
                  (rateably according to their amount of Unreimbursed Principal
                  Chargeoffs) by an amount equal to the Euro Equivalent of the amount so allocated until the Unreimbursed Principal
                  Chargeoffs in respect of the Class A-3 Notes are reduced to zero.

         A reduction in the Unreimbursed Principal Chargeoffs in respect of the
         Offered Notes in accordance with the foregoing, and the resultant increase in the Stated Amount of the Offered Notes, will take effect on the next Quarterly Distribution Date.

         "DETERMINATION DATE" and "PRINCIPAL CHARGEOFF REIMBURSEMENT" have the same meaning as in the Series Supplement.

         "UNREIMBURSED PRINCIPAL CHARGEOFFS" means:

         (a)      in relation to a Class A-1 Note at any time means the
                  aggregate of the US$ Equivalent of the Principal Chargeoffs up
                  to and including that time allocated to the Class A-1 Note in accordance with CONDITION 7.9 less the aggregate of the US$
                  Equivalent of the Principal Chargeoff Reimbursements prior to that time allocated to the Class A-1 Note in accordance with this CONDITION 7.10; and

         (b)      in relation to a Class A-3 Note at any time means the
                  aggregate of the Euro Equivalent of the Principal Chargeoffs up to and including that time allocated to the Class A-3 Note in accordance with CONDITION 7.9 less the aggregate of the
                  Euro Equivalent of the Principal Chargeoff Reimbursements
                  prior to that time allocated to the Class A-3 Note in
                  accordance with this CONDITION 7.10.

7.11     CALCULATION OF CLASS A PRINCIPAL AMOUNTS, STATED AMOUNTS AND OTHER
         AMOUNTS

         (a)      No later than two Business Days prior to each Quarterly
                  Distribution Date, the Manager will determine: (i) the amount of any Class A-1 Principal Amount and Class A-3 Principal
                  Amount payable in respect of each Offered Note on the
                  Quarterly Distribution Date; (ii) the Stated Amount and
                  Invested Amount of each Offered Note as at the first day of the Accrual Period commencing on the Quarterly Distribution
                  Date (after deducting any Class A-1 Principal Amounts or Class
                  A-3 Principal Amounts due to be paid in respect of such
                  Offered Note on that Quarterly Distribution Date and after making any other adjustments to the Stated Amount or the
                  Invested Amount (as the case may be) of the Offered Note in accordance with these Conditions on or with effect from that
                  Quarterly Distribution Date); (iii) the Class A-1 Note Factor
                  and the Class A-3 Note Factor (each as defined below) as at that Quarterly Distribution Date; and (iv) the amount of the
                  Class A-1 Interest Payment and the Class A-3 Interest Payment
                  to be made on the Quarterly Distribution Date applicable to each Offered Note.

         (b)      The Manager will notify the Issuer, the Offered Note Trustee, the Principal Paying Agent, the Agent Bank, the US Dollar Note
                  Registrar, the Euro Note Registrar and the Irish Stock
                  Exchange (for so long as the Offered Notes are listed on the
                  Daily Official List of the Irish Stock Exchange) as soon as practical (and in any event by not later than two Business
                  Days prior to the Quarterly Distribution Date or on such
                  earlier date as the Irish Stock Exchange may require (for so long as the Offered Notes are listed on the Daily Official
                  List of the Irish Stock Exchange) of each determination of an amount or percentage referred to in CONDITION 7.11(A) and will cause details of each of those determinations to be published in accordance with CONDITION 11.2 as soon as practical after that notification. If no Class A-1 Principal Amount or Class
                  A-3 Principal Amount is due to be paid on the Offered Notes on any Quarterly Distribution Date the Manager will cause a
                  notice to be given in accordance with CONDITION 11.2 as soon as practicable (and in any event by no later than the relevant
                  Quarterly Distribution Date).

         (c)      If the Manager does not at any time for any reason make one or more of the determinations referred to in CONDITION 7.11(a), the Agent Bank (or, failing the Agent Bank, the Offered Note
                  Trustee) must make such determinations in accordance with this
                  Condition (but based on the information in its possession) and each such determination will be deemed to have been made by the Manager.

         "CLASS A-1 NOTE FACTOR" at a given time means the percentage calculated as follows:

                                            A
                                   CA1NF = ---
                                            B

         where:

         CA1NF =  the Class A-1 Note Factor;

         A =      the aggregate Invested Amount of the Class A-1 Notes on the last day of the just ended Accrual Period; and

         B =      the aggregate Initial Invested Amount of the Class A-1 Notes.

         "CLASS A-3 NOTE FACTOR" at a given time means the percentage calculated as follows:

                                            A
                                   CA3NF = ---
                                            B

         where:

         CA3NF =  the Class A-3 Note Factor;

         A =      the aggregate Invested Amount of the Class A-3 Notes on the last day of the just ended Accrual Period; and

         B =      the aggregate Initial Invested Amount of the Class A-3 Notes.

8.       PAYMENTS

8.1      METHOD OF PAYMENT

         Any instalment on account of interest or principal payable on any
         Offered Note which is punctually paid or duly provided for by or on behalf of or at the direction of the Issuer to the Principal Paying
         Agent on the applicable Quarterly Distribution Date shall be paid to the person in whose name such Offered Note is registered on the relevant Record Date (as defined below), by wire transfer in immediately available funds to the account designated by such person or, if such person so requests in writing, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Offered Note Register on such Record Date.

         "RECORD DATE" in relation to a Quarterly Distribution Date or any other date for any payment to be made in respect of an Offered Note means:

         (a)      if the Offered Note is issued in book-entry form, 1 day prior to that Quarterly Distribution Date; and

         (b)      if the Offered Note is issued in definitive form, the day
                  which is the last day of the prior calendar month.

8.2      SURRENDER ON FINAL PAYMENT

         Prior to a final distribution being made in respect of the Offered
         Notes under clause 26.12 of the Series Supplement or clause 13.1 of the
         Security Trust Deed the Offered Note Trustee must notify the persons in whose names the Offered Notes are registered on the relevant Record
         Date of the date upon which the Offered Note Trustee expects that final distribution to be made and specify if that such final distribution will be payable only upon surrender of the relevant Offered Note to a
         Paying Agent at its specified office. No such final distribution will be made other than upon the surrender of the relevant Offered Notes and none of the Issuer, the Offered Note Trustee, the Security Trustee or
         any Paying Agent will be liable to pay any additional amount to any
         Offered Noteholder as a result of any delay in payment due to an
         Offered Note not having been surrendered in accordance with this
         CONDITION 8.2.

8.3      PAYING AGENTS

         The initial Paying Agents and their respective specified offices are set out at the end of these Conditions.

         The Issuer, at the direction of the Manager, may with the prior written approval of the Offered Note Trustee terminate the appointment of the
         Principal Paying Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Paying Agent having a specified office in London (the "LONDON PAYING AGENT") and New York
         City and a Paying Agent (which may be the London Paying Agent) in a
         European Union member state that will not be obliged to withhold or deduct amounts for or on account of tax pursuant to EU Council
         Directive 2003/48/EC. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given in accordance with CONDITION 11.1.

8.4      TAXATION

         All payments in respect of the Offered Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer or any
         Paying Agent is required by any applicable law to make such a withholding

         or deduction. In that event the Issuer or that Paying Agent (as the case may be) will, after making such withholding or deduction, account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer nor any Paying Agent nor the Offered
         Note Trustee will be obliged to make any additional payments in respect of the relevant Offered Notes in relation to that withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the Issuer will notify the Offered
         Note Trustee, the Principal Paying Agent and the Offered Noteholders in
         accordance with CONDITION 11.1, thereof.

8.5      PRESCRIPTION

         An Offered Note will become void in its entirety unless surrendered for payment within a period of 10 years from the Relevant Date in respect of any payment thereon the effect of which would be to reduce the
         Stated Amount of, and all accrued but unpaid interest on, that Offered
         Note to zero. After the date on which an Offered Note becomes void in its entirety, no claim can be made in respect of it.

         "RELEVANT DATE" in respect of an Offered Note means the date on which a payment in respect thereof first becomes due or (if the full amount of the moneys payable in respect of the Offered Notes due on or before that date has not been duly received by the Principal Paying Agent or the Offered Note Trustee on or prior to such date) the date on which, the full amount of such moneys having been so received and notice to that effect is duly given to the Offered Noteholders in accordance with
         CONDITION 11.1.

8.6      NOTIFY LATE PAYMENTS

         In the event of the unconditional payment to the Principal Paying Agent or the Offered Note Trustee of any sum due in respect of the Offered
         Notes or any of them being made after the due date for payment thereof, the Issuer will forthwith give or procure to be given notice to the
         Offered Noteholders in accordance with CONDITION 11.1 that such payment has been made.

8.7      ROUNDING OF PAYMENTS

         All payments in respect of the Offered Notes will be rounded down to the nearest cent.

9.       ENFORCEMENT FOLLOWING OCCURRENCE OF EVENT OF DEFAULT

9.1      ENFORCEMENT

         The Security Trust Deed provides that at any time after the Security
         Trustee becomes actually aware of the occurrence of an Event of
         Default, the Security Trustee will (subject to CONDITION 10.4 and subject to being appropriately indemnified), if so directed by an
         Extraordinary Resolution of the Voting Secured Creditors, declare the
         Securities immediately due and payable (in which case, subject to
         CONDITION 12, the Stated Amount of, and all accrued but unpaid interest in relation to, the Offered Notes will become immediately due and payable) and enforce the Charge.

         Subject to being indemnified in accordance with the Security Trust Deed and to the provisions of CONDITION 9.2, the Security Trustee will take all action necessary to give effect to any direction in accordance with the foregoing and will comply with all such directions.

         "EVENT OF DEFAULT", "EXTRAORDINARY RESOLUTION" and "VOTING SECURED
         CREDITORS" have the same respective meanings as in the Security Trust
         Deed.

9.2      SECURITY TRUSTEE MAY ENFORCE CHARGE WITHOUT DIRECTION

         After the Security Trustee becomes actually aware of the occurrence of an Event of Default, provided that it has been indemnified to its satisfaction in accordance with the Security Trust Deed, the Security
         Trustee must enforce the Security Trust Deed without an Extraordinary

         Resolution of the Voting Secured Creditors if in its opinion, the delay required to obtain the consent of the Voting Secured Creditors would be prejudicial to the interests of the Secured Creditors as a class.

9.3      PRIORITY OF PAYMENTS FROM PROCEEDS FROM THE ENFORCEMENT OF THE CHARGE

         Following the enforcement of the Charge, all moneys received in connection with the Security Trust Deed by the Security Trustee or by any receiver appointed in relation to the Charged Property pursuant to the provisions of the Security Trust Deed are to be applied, subject to the Security Trust Deed, in accordance with the order of priority contained in the Security Trust Deed.

9.4      SECURITY TRUSTEE AND OFFERED NOTE TRUSTEE NOT LIABLE FOR LOSS ON
         ENFORCEMENT

         Except in the case of fraud, negligence or wilful default (in the case of the Security Trustee) and, subject to the mandatory provisions of the Trust Indenture Act, fraud, negligence (except as specifically provided in the Trust Indenture Act) or wilful default (in the case of the Offered Note Trustee), neither the Offered Note Trustee nor the
         Security Trustee is liable for any decline in the value, nor any loss realised upon any sale or other disposition made under the Security
         Trust Deed of any Charged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer or any third party in respect of the Issuer or the Offered Notes or relating in any way to the
         Charged Property. Without limitation, neither the Offered Note Trustee nor the Security Trustee will be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it based on advice received by it in accordance with the applicable requirements of the Offered Note
         Trust Deed (and the Trust Indenture Act) or the Security Trust Deed, as
         the case may be.

         "TRUST INDENTURE ACT" means the Trust Indenture Act 1939 of the United
         States of America as in force at the date of the Offered Note Trust
         Deed.

9.5      DIRECTIONS FROM OFFERED NOTEHOLDERS TO OFFERED NOTE TRUSTEE FOLLOWING
         EVENT OF DEFAULT

         If an Event of Default or Potential Event of Default has occurred and is known to the Offered Note Trustee, the Offered Note Trustee must:
         (a) notify each Offered Noteholder of the Event of Default or Potential
         Event of Default, as the case may be, within 10 days (or such shorter period as may be required by the rules of the Irish Stock Exchange, if the Offered Notes are listed on the Daily Official List of the Irish
         Stock Exchange, or the rules of any other stock exchange on which the
         Offered Notes are listed) after becoming aware of the Event of Default or Potential Event of Default, provided that except in the case of a default in payment of principal or interest on any Offered Note, the
         Offered Note Trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or its authorised officers under the Offered Note Trust
         Deed in good faith determine that withholding the notice is in the interest of Offered Noteholders; (b) if a meeting of Voting Secured
         Creditors is to be held under the Security Trust Deed, determine whether it proposes to seek directions from Class A Noteholders as to how to vote at that meeting and, if so, whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the Offered Noteholders; and (c) vote at any meeting of Voting Secured Creditors held under the Security Trust
         Deed in accordance, where applicable, with the directions of the
         Offered Noteholders (whether or not solicited and whether or not all
         Offered Noteholders have provided such directions) and otherwise in its absolute discretion. In acting in accordance with the directions of
         Offered Noteholders the Offered Note Trustee must exercise its votes for or against any proposal to be put to a meeting of Voting Secured
         Creditors under the Security Trust Deed in the same proportion as that of the aggregate Invested Amounts of the Offered Notes held by Offered
         Noteholders who have directed the Offered Note Trustee to vote for or against such a proposal.

         If any of the Offered Notes remain outstanding and are due and payable otherwise than by

         reason of a default in payment of any amount due on the Offered Notes, the Offered Note Trustee must not vote at a meeting of Voting Secured
         Creditors under the Security Trust Deed, or otherwise direct the
         Security Trustee, to dispose of the Charged Property unless: (a) a sufficient amount would be realised to discharge in full all amounts owing to the Offered Noteholders in respect of the Offered Notes and any other amounts owing by the Issuer to any other person ranking in priority to or with the Offered Notes; (b) the Offered Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of an investment bank or other financial adviser selected by the Offered Note Trustee, that the cash flow receivable by the Issuer (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer, to discharge in full in due course all the amounts referred to in paragraph (a); or (c) the Offered
         Note Trustee is so directed by a Special Majority (as defined in
         CONDITION 10.3) of Offered Noteholders.

         Subject to the mandatory provisions of the Trust Indenture Act and provisions in the Offered Note Trust Deed relating to the deemed receipt of notices, the Offered Note Trustee will only be considered to have knowledge or awareness of, or notice of, an Event of Default or
         Potential Event of Default by virtue of the officers of the Offered
         Note Trustee (or any related body corporate of the Offered Note
         Trustee) which have the day to day responsibility for the
         administration or management of the Offered Note Trustee's (or a related body corporate of the Offered Note Trustee's) obligations in relation to the Series Trust, the trust created under the Offered Note
         Trust Deed or the Offered Note Trust Deed, having actual knowledge, actual awareness or actual notice of the occurrence of the events or circumstances constituting an Event of Default or Potential Event of
         Default, as the case may be, or grounds or reason to believe that such events or circumstances have occurred.

         "POTENTIAL EVENT OF DEFAULT" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of
         Default.

9.6      ONLY SECURITY TRUSTEE MAY ENFORCE CHARGE

         Only the Security Trustee may enforce the Charge and neither the
         Offered Note Trustee nor any Offered Noteholder (nor any other Secured
         Creditor) is entitled to proceed directly against the Issuer to enforce the performance of any of the provisions of the Security Trust Deed, the Offered Note Trust Deed, the Offered Notes or any other applicable
         Transaction Document, except as provided for in the Security Trust
         Deed, the Offered Note Trust Deed, the Master Trust Deed and the Series
         Supplement. The Security Trustee is not required to act in relation to the enforcement of the Charge unless its liability is limited in a manner reasonably satisfactory to it or, if required by the Security
         Trustee (in its absolute discretion), it is adequately indemnified from the Charged Property or the Security Trustee receives from the Voting
         Secured Creditors an indemnity in a form reasonably satisfactory to the
         Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Secured Creditors) and is put in funds to the extent necessary.

9.7      EXERCISE OF OFFERED NOTEHOLDER RIGHTS BY OFFERED NOTE TRUSTEE

         The rights, remedies and discretions of the Offered Noteholders under the Security Trust Deed including all rights to vote or to give an instruction or consent can only be exercised by the Offered Note
         Trustee on behalf of the Offered Noteholders in accordance with the
         Security Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Offered Note Trustee as being given on behalf of the Offered Noteholders from time to time and need not inquire whether any such instructions or directions are in accordance with the Offered Note Trust Deed, whether the Offered Note Trustee or the Offered Noteholders from time to time have complied with any requirements under the Offered Note Trust Deed or as to the reasonableness or otherwise of the Offered Note Trustee.

10.      MEETINGS OF VOTING SECURED CREDITORS, DIRECTIONS OF OFFERED
         NOTEHOLDERS, MODIFICATIONS, CONSENTS, WAIVERS AND INDEMNITIES

10.1     MEETINGS OF VOTING SECURED CREDITORS

         The Security Trust Deed contains provisions for convening meetings of the Voting Secured Creditors to, among other things, enable the Voting
         Secured Creditors to direct or consent to the Security Trustee taking or not taking certain actions under the Security Trust Deed; for example to enable the Voting Secured Creditors, following the occurrence of an Event of Default, to direct the Security Trustee to declare the Securities immediately due and payable and/or to enforce the Charge.

10.2     DIRECTIONS OF OFFERED NOTEHOLDERS

         Under the Offered Note Trust Deed the Offered Note Trustee may seek directions from the Offered Noteholders from time to time including following the occurrence of an Event of Default. The Offered Note
         Trustee will not be responsible for acting in good faith upon a direction given, or purporting to be given, by Offered Noteholders holding Offered Notes with an Invested Amount of greater than 50% of the aggregate Invested Amount of all the Offered Notes.

         If the Offered Note Trustee is entitled under the Master Trust Deed or the Security Trust Deed to vote at any meeting on behalf of Offered
         Noteholders the Offered Note Trustee must vote in accordance with the directions of the Offered Noteholders and otherwise in its absolute discretion. In acting in accordance with the directions of Offered
         Noteholders the Offered Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the Offered Notes held by
         Offered Noteholders who have directed the Offered Note Trustee to vote for or against that proposal.

         For the purposes of seeking any consent, direction or authorisation from Offered Noteholders the Offered Note Trustee may by notice to the
         Offered Noteholders specify a date, not earlier than the date of the notice, upon which the persons who are the Offered Noteholders and the
         Invested Amount of the Offered Notes held by them will be determined based upon the details recorded in the Offered Note Register as at 5.30 pm on that date.

10.3     AMENDMENTS TO OFFERED NOTE TRUST DEED AND THE OFFERED NOTES

         Pursuant, and subject, to the Offered Note Trust Deed and subject to any approval required by law, the Offered Note Trustee, the Manager and the Issuer may together agree, without the consent or sanction of any
         Offered Noteholder, by way of supplemental deed to alter, add to or revoke (each a "MODIFICATION") any provision of the Offered Note Trust
         Deed or the Offered Notes (including these Conditions) so long as such modification is not a Payment Modification (as defined below) and such modification in the opinion of the Offered Note Trustee:

         (a)      is necessary or expedient to comply with the provisions of any statute or regulation or with the requirements of any
                  governmental agency;

         (b)      is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (c)      is appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any governmental agency or any decision of any court (including, without limitation, a modification which is in the opinion of the Offered Note Trustee appropriate or expedient as a
                  consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the
                  Australian Commissioner or Deputy Commissioner of Taxation or
                  any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Series Trust or the trust
                  constituted under the Offered Note Trust Deed); or

         (d)      and in the opinion of the Issuer is otherwise desirable for any reason and:

                  (i)      is not in the opinion of the Offered Note Trustee
                           likely, upon coming into effect, to be materially
                           prejudicial to the interests of Offered Noteholders;
                           or

                  (ii)     if it is in the opinion of the Offered Note Trustee
                           likely, upon coming into effect, to be materially
                           prejudicial to the interests of Offered Noteholders
                           the consent of a Special Majority (as hereinafter
                           defined) of Offered Noteholders is obtained.

         For the purpose of determining whether a Special Majority of Offered
         Noteholders has consented to a modification, Offered Notes which are beneficially owned by the Issuer or the Manager or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Manager, will be disregarded. The Manager must give the Rating Agencies 5 Business Days'
         prior notice of any such modification. The Offered Note Trustee will be entitled to assume that any proposed modification, other than a Payment
         Modification, will not be materially prejudicial to the interest of
         Offered Noteholders if each of the Rating Agencies confirms in writing that if the modification is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the Offered
         Notes by that Rating Agency.

         Pursuant to the Offered Note Trust Deed, the Offered Note Trustee may
         concur with the Issuer and the Manager in making or effecting any
         Payment Modification if and only if the consent has first been obtained of each Offered Noteholder to such Payment Modification.

         Any supplemental deed that effects any such modifications must conform to the requirements of the Trust Indenture Act and copies of any such supplemental deed must be distributed by the Issuer to the Offered
         Noteholders in accordance with CONDITION 11.1 as soon as reasonably practicable after the modifications have been made.

         "PAYMENT MODIFICATION" means any alteration, addition or revocation of any provision of the Offered Note Trust Deed or the Offered Notes
         (including the Conditions) which modifies: (a) the amount, timing, place, currency or manner of payment of principal or interest in respect of the Offered Notes including, without limitation, any modification to the Stated Amount, Invested Amount, Interest Rates or
         Scheduled Maturity Date in respect of the Offered Notes or to
         CONDITIONS 5.4, 6.3, 6.4, 6.10 and 7.2, clause 10 of the Series
         Supplement or clause 13 of the Security Trust Deed or which would impair the rights of Offered Noteholders to institute suit for enforcement of such payment on or after the due date for such payment;
         (b) the definition of the term "Special Majority", clause 21.5 of the
         Offered Note Trust Deed or the circumstances in which the consent or direction of a Special Majority of Offered Noteholders is required; (c)
         clause 6.1(a) of the Security Trust Deed; or (d) the requirements for altering, adding to or revoking any provision of the Offered Note Trust
         Deed or the Offered Notes (including the Conditions).

         "RATING AGENCY" has the same meaning as in the Series Supplement.

         "SPECIAL MAJORITY" in relation to the Offered Noteholders means Offered
         Noteholders holding Offered Notes with an aggregate Invested Amount of no less than 75% of the aggregate Invested Amount of all the Offered
         Notes.

10.4     WAIVERS ETC

         The Security Trustee may, in accordance with the Security Trust Deed and without the consent or sanction of the Voting Secured Creditors
         (but not in contravention of an Extraordinary Resolution of the Voting
         Secured Creditors), waive or authorise any breach or proposed breach or determine that any event that would otherwise be an Event of Default will not be treated as such if and in so far as in its opinion the interests of the Secured Creditors will not be

         materially prejudiced. Any such waiver, authorisation or determination shall be binding on the Secured Creditors and, if, but only if, the
         Security Trustee so requires, any such waiver, authorisation or determination will be notified to the Secured Creditors by the Manager in accordance with the Security Trust Deed.

         The Offered Note Trustee may, and if directed to do so by a Majority of
         Offered Noteholders must, on such terms and conditions as it may deem reasonable, without the consent of any of the Offered Noteholders, and without prejudice to its rights in respect of any subsequent breach, agree to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Transaction Documents by the
         Issuer, the Manager or any other person which, unless the Offered Note
         Trustee is acting on the direction of a Majority of Offered
         Noteholders, is not, in the opinion of the Offered Note Trustee, materially prejudicial to the interests of the Offered Noteholders as a class. No such waiver, authorisation or determination may be made in contravention of any prior directions by a Majority (as hereinafter defined) of the Offered Noteholders. Any such waiver, authorisation or determination will, if the Offered Note Trustee so requires, be notified to the Offered Noteholders in accordance with CONDITION 11.1 by the Issuer as soon as practicable after it is made.

         "MAJORITY" in relation to the Offered Noteholders means Offered
         Noteholders holding Class A Notes with an aggregate Invested Amount of greater than 50% of the aggregate Invested Amount of all the Offered
         Notes.

10.5     INDEMNIFICATION AND EXONERATION OF THE OFFERED NOTE TRUSTEE AND THE
         SECURITY TRUSTEE

         The Offered Note Trust Deed and the Security Trust Deed contain provisions for the indemnification of the Offered Note Trustee and the
         Security Trustee (respectively) and for their relief from
         responsibility, including provisions relieving them from taking proceedings to realise the security and to obtain repayment of the
         Securities unless indemnified to their satisfaction. Each of the
         Offered Note Trustee and the Security Trustee is entitled, subject in the case of the Offered Note Trustee to the mandatory provisions of the
         Trust Indenture Act, to enter into business transactions with the
         Issuer and/or any other party to the Transaction Documents without accounting for any profit resulting from such transactions.

         Subject to the mandatory provisions of the Trust Indenture Act, the
         Offered Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Charged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collections Account (as defined in the Series Supplement) from time to time however caused (including, without limitation, where caused by an act or omission of the Security Trustee) unless that loss is occasioned by the fraud, negligence or wilful default of the Offered
         Note Trustee. The Security Trustee is not, nor is any receiver appointed in relation to the Charged Property pursuant to the provisions of the Security Trust Deed, liable or otherwise accountable for any omission, delay or mistake or any loss or irregularity in or about the exercise, attempted exercise, non-exercise or purported exercise of any of the powers of the Security Trustee or of the receiver under the Security Trust Deed except for fraud, negligence or wilful default.

         Except in the case of fraud, negligence (except as specifically provided in the Trust Indenture Act) or wilful default, and subject to the mandatory provisions of the Trust Indenture Act, the Offered Note
         Trustee may act on the opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Offered Note Trustee, or by a person other than
         Offered Note Trustee, where that opinion, advice or information is addressed to the Offered Note Trustee or by its terms is expressed to be capable of being relied upon by the Offered Note Trustee. Except as provided above, the Offered Note Trustee will not be responsible to any
         Offered Noteholder, amongst others, for any loss occasioned by so acting in reliance on such advice. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Offered Note Trustee will not be liable to any
         Offered Noteholder, amongst others, for acting on any opinion, advice or information conforming with any applicable requirements of the
         Offered Note Trust Deed or the Trust Indenture Act and purporting to be conveyed by such means even though it contains some error which is not a manifest error or is not authentic.

11.      NOTICES

11.1     GENERAL

         All notices, other than notices given in accordance with the following paragraph and CONDITION 11.2, to Offered Noteholders will be deemed given if in writing and mailed, first-class, postage prepaid to each
         Offered Noteholder, at his or her address as it appears on the relevant
         Offered Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Offered Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Offered Noteholder will affect the sufficiency of such notice with respect to other Offered Noteholders, and any notice that is mailed in the manner herein provided will conclusively be presumed to have been duly given.

         A notice may be waived in writing by the relevant Offered Noteholder, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Offered Noteholders will be filed with the Offered Note Trustee but such filing will not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         Any such notice will be deemed to have been given on the date such notice is deposited in the mail.

         In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it is impractical to mail notice of any event to Offered Noteholders when such notice is required to be given, then any manner of giving such notice as the Issuer directs the Offered Note Trustee will be deemed to be a sufficient giving of such notice.

11.2     OFFERED NOTE INFORMATION

         Any notice specifying a Quarterly Distribution Date, an Interest Rate in relation to the Offered Notes, an Offered Interest Amount, an
         Offered Principal Amount (or the absence of an Offered Principal
         Amount), an Invested Amount, a Stated Amount, a Class A-1 Note Factor,
         a Class A-3 Note Factor or any other matter permitted to be given in accordance with this CONDITION 11.2, will be deemed to have been duly given if the information contained in the notice appears on the relevant page of the Reuters Screen or the electronic information system made available to its subscribers by Bloomberg, L.P. or another similar electronic reporting service approved by the Offered Note
         Trustee in writing and notified to Offered Noteholders pursuant to
         CONDITION 11.1 (the "RELEVANT SCREEN"). Any such notice will be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph then notice of the matters referred to in this Condition will be given in accordance with
         CONDITION 11.1.

11.3     QUARTERLY SERVICING AND OTHER REPORTS

         The Manager must deliver a Quarterly Servicing Report for each Accrual
         Period to the Offered Note Trustee, the Principal Paying Agent, the
         Issuer and each Offered Noteholder on the Business Day preceding the
         Quarterly Distribution Date on the last day of the Accrual Period in accordance with CONDITION 11.1 and, for so long as the Offered Notes are listed on the Daily Official List of the Irish Stock Exchange, file each Servicing Report with the Irish Stock Exchange as and when required by the rules of the Irish Stock Exchange.

         The Issuer and the Manager must, to the extent required by the rules and regulation of the Securities and Exchange Commission, forward to
         Offered Noteholders, and such other persons as are required by the
         Trust Indenture Act , such summaries of any information, documents and reports required to be filed by the Issuer or the Manager in accordance with the Securities and Exchange Act 1934 of the United
         States of America or the rules and regulations of the Securities and
         Exchange Commission.

         "QUARTERLY SERVICING REPORT" in relation to an Accrual Period and the
         Quarterly Distribution Date at the end of that Accrual Period means a report which contains the following information:

         o        the aggregate Invested Amounts and the aggregate Stated
                  Amounts of each class of Securities on the first day of the
                  Accrual Period;

         o        the amounts to be applied towards payment of interest and
                  principal on each class of Securities on the Quarterly
                  Distribution Date;

         o        the Available Income Amount (as defined in the Series
                  Supplement) on the Quarterly Distribution Date;

         o        the aggregate of all Seller Advances made during the preceding
                  Collection Period (as defined in the Series Supplement);

         o        the Redraw Shortfall (as defined in the Standby Redraw
                  Facility Agreement) in relation to the preceding Determination
                  Date;

         o        the Gross Income Shortfall and Net Income Shortfall (each as defined in the Series Supplement) in relation to the preceding
                  Determination Date;

         o        the Liquidity Facility Advance (as defined in the Series
                  Supplement) in relation to that Quarterly Distribution Date and the Liquidity Facility Principal (as defined in the Series
                  Supplement) in relation to the preceding Determination Date;

         o        the Principal Draw (as defined in the Series Supplement) in relation to that Quarterly Distribution Date;

         o        the Available Principal Amount (as defined in the Series
                  Supplement) in relation to that Quarterly Distribution Date;

         o        the Principal Collections in relation to that Quarterly
                  Distribution Date;

         o        the Standby Redraw Facility Advance in relation to that
                  Quarterly Distribution Date;

         o        the Redraw Bond Amount (as defined in the Series Supplement)
                  in relation to the preceding Determination Date;

         o        the Principal Chargeoff in relation to the preceding
                  Determination Date;

         o        the Other Principal Amounts (as defined in the Series
                  Supplement) in relation to the preceding Determination Date;

         o        the Principal Draw Reimbursement (as defined in the Series
                  Supplement) in relation to that Quarterly Distribution Date;

         o        the Principal Chargeoff Reimbursement in relation to the
                  preceding Determination Date;

         o        the Principal Chargeoffs allocated to each class of Securities and the Standby Redraw Facility Principal with effect from that Quarterly Distribution Date;

         o        the Principal Chargeoff Reimbursement allocated to each class of Securities and the Standby Redraw Facility Principal with effect from that Quarterly Distribution Date;

         o        the Class A-1 Note Factor, the Class A-3 Note Factor and the
                  Note Factor (as defined below) for each other class of
                  Securities

         o        if the Basis Swap (as defined in the Series Supplement) has terminated, the Threshold Rate (as defined in the Series
                  Supplement) on the preceding Determination Date;

         o        the Interest Rate (as defined in the Series Supplement with respect to the Class A-2 Notes, the Class B Notes and the
                  Redraw Bonds) applying to each class of Securities for that
                  Accrual Period;

         o        scheduled payments of principal and prepayments of principal received on the Mortgage Loans forming part of the Assets of the Series Trust (as defined in the Master Trust Deed) during the preceding Collections Period;

         o        aggregate outstanding principal balance of the Mortgage Loans forming part of the Assets of the Series Trust (as defined in the Master Trust Deed) being charged a fixed rate of interest and the aggregate outstanding principal balance of the
                  Mortgage Loans forming part of the Assets of the Series Trust being charged a variable rate of interest as at opening of business on the preceding Determination Date;

         o        delinquency, mortgagee in possession and loss statistics, as determined by the Manager, with respect to the Mortgage Loans forming part of the Assets of the Series Trust as at opening of business on the preceding Determination Date.

         "NOTE FACTOR" in relation to a class of Securities and a Quarterly
         Distribution Date, means the aggregate of the Invested Amount of the class of Securities less all principal payments on that class of
         Securities to be made on that Quarterly Distribution Date, divided by the aggregate initial Invested Amount of that class of Securities.

11.4     CONSENTS IN WRITING

         All consents and approvals in these Conditions must be given in writing.

12.      LIMITATION OF LIABILITY OF THE ISSUER

         (a)      The Issuer enters into the Transaction Documents, and issues the Offered Notes, only in its capacity as trustee of the
                  Series Trust and in no other capacity (except where the
                  Transaction Documents provide otherwise). A liability arising under or in connection with the Offered Notes, the Transaction
                  Documents or the Series Trust is limited to and can be
                  enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the Series
                  Trust out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of the Transaction Documents
                  (other than paragraph (c) below) and extends to all
                  liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission,
                  agreement or transaction related to the Transaction Documents, the Offered Notes or the Series Trust.

         (b)      No person may sue the Issuer in respect of liabilities
                  incurred by the Issuer in its capacity as trustee of the
                  Series Trust other than as trustee of the Series Trust or seek the appointment of a receiver (except under the Security Trust
                  Deed), a liquidator, an administrator or any similar person to the Issuer or prove in any

                  liquidation, administration or similar arrangements of or
                  affecting the Issuer (except in relation to the assets or
                  property of the Series Trust).

         (c)      The provisions of this CONDITION 12 will not apply to any
                  obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by
                  operation of law there is a reduction in the extent of the
                  Issuer's indemnification or exoneration out of the assets or property of the Series Trust as a result of the Issuer's
                  fraud, negligence or wilful default.

         (d)      The Relevant Parties are responsible under the Transaction
                  Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the Issuer (including any related failure to satisfy its obligations under the
                  Transaction Documents or the Offered Notes) will be considered fraud, negligence or wilful default of the Issuer for the
                  purpose of paragraph (c) to the extent to which the act or omission was caused or contributed to by any failure by any
                  Relevant Party or any other person appointed by the Issuer under any Transaction Document (other than a person whose acts or omissions the Issuer is liable for in accordance with any
                  Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant
                  Party or any other such person.

         (e)      In exercising their powers under the Transaction Documents, each of the Security Trustee, the Offered Note Trustee and the
                  Offered Noteholders must ensure that no attorney, agent,
                  delegate, receiver or receiver and manager appointed by it in accordance with a Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the
                  Issuer for the purpose of paragraph (c).

         (f)      The Issuer is not obliged to enter into any commitment or
                  obligation under these Conditions or any other Transaction
                  Document (including incur any further liability) unless the
                  Issuer's liability is limited in a manner which is consistent with this CONDITION 12 or otherwise in a manner satisfactory to the Issuer in its absolute discretion. "RELEVANT PARTIES"
                  means each of the Manager, each Seller, the Servicer, the
                  Agent Bank, each Paying Agent, the Offered Note Trustee and the Hedge Providers (as those parties, which are not defined in these Conditions, are defined in the Series Supplement).

         The expression "FRAUD, NEGLIGENCE OR WILFUL DEFAULT" is to be construed in accordance with the Security Trust Deed.

13.      GOVERNING LAW

         The Offered Notes and the Transaction Documents are governed by, and will be construed in accordance with, the laws of the Australian
         Capital Territory, except for the Underwriting Agreement and the credit support annex to the Currency Swap Agreement which are governed by, and will be construed in accordance with, New York law, and the
         Subscription Agreement which will be governed by, and will be construed in accordance with, the laws of England. Each of the Issuer and the
         Manager has in the Offered Note Trust Deed irrevocably agreed for the benefit of the Offered Note Trustee and the Offered Noteholders that the courts of the Australian Capital Territory are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Offered Note Trust Deed and the Offered
         Notes.

                                           AGENTS

PRINCIPAL PAYING AGENT:           The Bank of New York
                                  Global Structured Finance
                                  101 Barclay Street, 21W
                                  New York, New York, 10286

US DOLLAR NOTE REGISTRAR:         The Bank of New York
                                  Global Structured Finance
                                  101 Barclay Street, 21W
                                  New York, New York, 10286

                                  or

                                  c/- The Bank of New York, London Branch
                                  Global Structured Finance
                                  48th Floor
                                  One Canada Square
                                  London E14 5AL

EURO NOTE REGISTRAR:              The Bank of New York, London Branch
                                  Global Structured Finance
                                  48th Floor
                                  One Canada Square
                                  London E14 5AL

AGENT BANK:                       The Bank of New York
                                  Corporate Trust - Global Structured Finance
                                  101 Barclay Street, 21W
                                  New York, New York, 10286

PAYING AGENT:                     The Bank of New York, London Branch
                                  Global Structured Finance
                                  48th Floor
                                  Once Canada Square
                                  London E14 5AL

IRISH LISTING AGENT:              Deutsche Bank Luxembourg SA
                                  2 Boulevard Konrad Adenauer
                                  L-1115 Luxembourg

IRISH PAYING AGENT:               Deutsche International Corporate Services
                                  (Ireland) Limited
                                  5 Harbourmaster Place
                                  I.F.S.C., Dublin 1
                                  Ireland

EXECUTED as a deed.

EXECUTED AS A DEED by THE BANK OF NEW    |
YORK by its Authorised Signatory         |
in the presence of:                      |
                                         |
                                         |
                                         |  ____________________________________
                                         |  Signature of Authorised Signatory
                                         |
________________________________________

Signature of Witness

________________________________________

Name of Witness in full

SIGNED SEALED AND DELIVERED for and on    |
behalf of SECURITISATION ADVISORY         |
SERVICES PTY. LIMITED ABN 88 064 133 946  |
by                                        |
its Attorney under a Power of Attorney    | ____________________________________
dated and registered Book       No.       |
and who declares that he or she has not   | Signature of Attorney
received any notice of the revocation     |
of such Power of Attorney in the          |
presence of:                              |
                                          |
                                          |
                                          |
________________________________________

Signature of Witness

________________________________________

Name of Witness in full

SIGNED SEALED AND DELIVERED for and on    |
behalf of PERPETUAL TRUSTEE COMPANY       |
LIMITED ABN 42 000 001 007                |
by                                        | ____________________________________
its Attorney under a Power of Attorney    |
dated and who declares that he or she     | Signature of Attorney
has not received any notice of the        |
revocation of such Power of Attorney      |
in the presence of:                       |
                                          |
                                          |
________________________________________

Signature of Witness

________________________________________

Name of Witness in full